February 1, 2003

Prospectus

Sanford C. Bernstein Fund, Inc.
Sanford C. Bernstein Fund II, Inc.

Foreign-Stock Portfolios:
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                  Tax-Managed International Value
                  International Value II
                  Emerging Markets Value

Fixed-Income Municipal Portfolios:
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         Short-Duration Portfolios:

                  Short Duration New York Municipal
                  Short Duration California Municipal
                  Short Duration Diversified Municipal

         Intermediate-Duration Portfolios:

                  New York Municipal
                  California Municipal
                  Diversified Municipal

Fixed-Income Taxable Portfolios:
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         Short-Duration Portfolios:

                  U.S. Government Short Duration
                  Short Duration Plus

         Intermediate-Duration Portfolios:

                  Intermediate Duration
                  Intermediate Duration Institutional

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As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents and Introduction
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Introduction..................................................................1

Tax-Managed International Value...............................................2
International Value II........................................................2
Emerging Markets Value........................................................6
New York Municipal...........................................................11
Short Duration New York Municipal............................................15
California Municipal.........................................................19
Short Duration California Municipal..........................................23
Diversified Municipal........................................................27
Short Duration Diversified Municipal.........................................31
U.S. Government Short Duration...............................................35
Short Duration Plus..........................................................39
Intermediate Duration........................................................42
Intermediate Duration Institutional..........................................45

Additional Information About the Principal Investment
  Strategies and Risks.......................................................48
Additional Investment Information, Special Investment
  Techniques and Related Risks...............................................49
Fund Management..............................................................58
Pricing Portfolio Shares.....................................................59
Purchasing Shares............................................................60
Selling Shares...............................................................62
Exchanging Shares............................................................63
Dividends, Distributions and Taxes...........................................64
Financial Highlights.........................................................66

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This Prospectus describes the 12 Portfolios of the Sanford C. Bernstein Fund, Inc. ("SCB") and the Bernstein Intermediate Duration Institutional Portfolio ("Intermediate Duration Institutional") of the Sanford C. Bernstein Fund II, Inc. ("SCB II" and together with SCB, the "Funds"). The 12 Portfolios of SCB and Intermediate Duration Institutional are collectively referred to in the Prospectus as the "Portfolios." SCB currently comprises nine fixed-income Portfolios and three international equity Portfolios. Each Portfolio represents a separate portfolio of securities and each has its own investment objective. For the New York Municipal, California Municipal and Diversified Municipal Portfolios of SCB, this Prospectus relates to the New York Municipal Class, California Municipal Class and Diversified Municipal Class of shares of these respective Portfolios.

Alliance Capital Management L.P. is the investment manager of the Funds. This Prospectus refers to Alliance Capital Management L.P. as "the Manager," "Alliance" or "we" and shareholders of the Portfolios as "you."

Before investing in any Portfolio of the Funds, you should consider the risks. The share prices of the Portfolios will fluctuate and you may lose money. This risk is heightened in the case of the foreign-stock Portfolios, which can experience high volatility in share prices. There is no guarantee that a Portfolio will achieve its investment objective. In addition, the investments made by a Portfolio may underperform the market generally or other mutual funds with a similar investment objective.

These and other risks are discussed in more detail in the pages that follow and in each Fund's Statement of Additional Information ("SAI"), which is available without charge (see back cover).

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                                                Prospectus--February 1, 2003   1

Sanford C. Bernstein Fund, Inc.
INTERNATIONAL VALUE PORTFOLIOS
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Investment Objectives

Tax-Managed International Value Portfolio: To provide long-term capital growth through investments in equity securities of established foreign companies comprising the EAFE index, plus Canada. The Portfolio seeks to minimize the impact of taxes on shareholders' returns.

International Value Portfolio II: To provide long-term capital growth through investments in equity securities of established foreign companies comprising the EAFE index, plus Canada. The Portfolio is managed without regard to tax considerations.

Principal Investment Strategies

Each of the Tax-Managed International Value Portfolio and the International Value Portfolio II will invest primarily in equity securities of issuers in countries that comprise the EAFE index (Europe, Australia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the EAFE index. We use a value-oriented approach to stock selection.

The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

In order to hedge a portion of the currency risk, the Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities.

In addition, the Portfolios will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolios may also make investments in less developed or emerging equity markets.

The International Value Portfolio II is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

Additional Strategies Applicable to the Tax-Managed International Value
Portfolio

The Tax-Managed International Value Portfolio seeks to minimize capital gains distributions by considering the tax impact that buy and sell investment decisions will have on its shareholders. For example, we may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, we may sell securities in the Portfolio with the highest cost basis. We may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, we will consider whether, in our judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate.

Principal Investment Risks

General risks of investing in the Portfolios: The share prices of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Risks of investing in foreign securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

Market risk: Each Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there is often a


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lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your return on foreign stocks will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolios and your investment.

Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolios' total return could be adversely affected as a result.

Other foreign investment risks include:

    o the availability of less public information on issuers of securities

    o less governmental supervision of brokers and issuers of securities

    o lack of uniform accounting, auditing and financial-reporting standards

    o settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

    o the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

    o the imposition of foreign taxes

    o high inflation and rapid fluctuations in inflation rates

    o less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing:
Investments in foreign securities will also result in generally higher expenses due to:

    o the costs of currency exchange

    o higher brokerage commissions in certain foreign markets

    o the expense of maintaining securities with foreign custodians

Additional risks of investing in emerging-market countries: Investing in emerging-market countries entails greater economic, political and social instability. In addition, there is heightened volatility because the securities markets in these countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Derivatives risk: The Portfolios may use derivatives as direct investments to earn income, enhance return, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolios more volatile and can compound other risks.

Management risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

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                                                Prospectus--February 1, 2003   3

Sanford C. Bernstein Fund, Inc.
INTERNATIONAL VALUE PORTFOLIOS (CONT'D)
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Investment Performance

The bar charts show the performance of each of the Tax-Managed International Value Portfolio and International Value Portfolio II for each full calendar year since inception. The tables show how each Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. The bar charts and the tables indicate the volatility of an investment in the Portfolios and give some indication of the risk. The Portfolios' past performance, before and after taxes, is no guarantee of how either will perform in the future.

International Value Portfolio II
Calendar Year Total Returns [Graphic Omitted]
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2000              2001              2002
-2.97%            -12.92%           -8.84%


Best and Worst Quarters
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                Quarter Ended    Total Return
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Best Quarter      12/31/02          10.85%
Worst Quarter     09/30/02         -21.95%


Average Annual Total Returns
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                                    For Years Ended December 31, 2002
                                    One Year         Since Inception*
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International Value Portfolio II
  Returns Before Taxes              -8.84%              -4.28%
  Returns After Taxes on
    Distributions+                  -9.16%              -6.30%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares+               -5.33%              -4.06%
MSCI EAFE Foreign-Stock
Market Index                       -15.66%              -9.65%++

* The Portfolio commenced operations on April 30, 1999.
+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
++ Since May 1, 1999, the first full month after Portfolio inception (April 30,
1999).

Tax-Managed International Value Portfolio
Calendar Year Total Returns [Graphic Omitted]
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1993     1994     1995     1996     1997    1998     1999     2000     2001     2002
34.52%   3.83%    8.07%    17.46%   9.27%   10.95%   22.71%   -4.88%   -12.52%  -8.51%


Best and Worst Quarters
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                  Quarter Ended     Total Return
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Best Quarter         3/31/98           18.62%
Worst Quarter        9/30/02          -21.98%


Average Annual Total Returns
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                                         For Years Ended December 31, 2002
                                    One Year       Five Years        Ten Years
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Tax-Managed International Value     -8.51            0.72%             7.23%
  Pre-Liquidation,
    after-tax % returns*            -8.89%          -0.48%             5.72%
  Post-Liquidation,
    after-tax % returns*            -5.13%           0.43%             5.58%
MSCI EAFE Foreign-Stock
Market Index                       -15.66%          -2.61%             4.30%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


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Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolios.

Fee Table

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Shareholder Fees                                                       Tax-Managed      International
         (fees paid directly from your investment)                     International    Value Portfolio II
                                                                       Value Portfolio
         Sales Charge (Load) Imposed on Purchases                      None             None

         Sales Charge (Load) Imposed on Reinvested Dividends           None             None

         Deferred Sales Charge (Load)                                  None             None

         Redemption Fees                                               None             None

         Exchange Fees                                                 None             None

         Maximum Account Fee                                           $100(1)          $100(1)

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Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                               0.94%            0.96%

         Distribution (12b-1) Fees                                     None             None

         Other Expenses
         Shareholder Servicing and Administrative Fees                 0.25%            0.25%
         All Other Expenses                                            0.06%            0.08%

Total Annual Portfolio Operating Expenses                              1.25%            1.29%

(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

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Example

         This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                              $127                   $131
         3 Yrs. (cum.)                      $397                   $409
         5 Yrs. (cum.)                      $686                   $708
         10 Yrs. (cum.)                   $1,511                 $1,556


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                                                Prospectus--February 1, 2003   5

Sanford C. Bernstein Fund, Inc.
EMERGING MARKETS VALUE PORTFOLIO
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Investment Objectives

To provide long-term capital growth through investments in equity securities of companies in emerging market countries.

Principal Investment Strategies

The Emerging Markets Value Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Issuers of these securities may be large or relatively small companies.

The Manager will determine which countries are emerging-market countries. In general, these will be the countries considered to be developing countries by the international financial community and will include those countries considered by the International Finance Corporation (a subsidiary of the World
Bank) to have an "emerging stock market." Examples of emerging-market countries are Argentina, Brazil, Chile, Egypt, Greece, India, Indonesia, Israel, Malaysia, Mexico, the People's Republic of China, Peru, the Philippines, Poland, Portugal, South Africa, South Korea, Taiwan, Thailand and Turkey. An emerging market company is one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue or profits from goods produced or sold, services performed or investments made, or has at least 50% of its assets, in emerging market countries; or for which the principal securities market is located in an emerging market country.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

Under most conditions, the Emerging Markets Value Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio's assets among emerging-market countries, we will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. We will also consider the transaction costs and volatility of each individual market. We use a value-oriented approach to stock selection.

We will hedge currency risk when we believe there is potential to enhance risk-adjusted returns. However, the currency exposures of this Portfolio will generally be unhedged. This is because currency hedging in emerging-market countries is often either subject to legal and regulatory controls or prohibitively expensive.

In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio may also make investments in developed foreign securities that comprise the EAFE index.

Principal Investment Risks

General risks of investing in the Portfolio: The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Risks of investing in emerging-markets securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

In addition, national policies may restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there is often a

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lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of the Portfolio will differ from that of market indexes, its performance will generally not mirror the returns provided by a specific market index.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your returns on foreign stocks will also fall.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolio.

Other foreign investing risks include:

    o the availability of less public information on issuers of securities

    o less governmental supervision of brokers and issuers of securities

    o lack of uniform accounting, auditing and financial-reporting standards

    o settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolio against loss or theft of assets

    o the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

    o the imposition of foreign taxes

    o high inflation and rapid fluctuations in inflation rates

    o less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing:
Investments in foreign securities will also result in generally higher expenses due to:

    o the costs of currency exchange

    o higher brokerage commissions in certain foreign markets

    o the expense of maintaining securities with foreign custodians

Investments in small companies: The Portfolio may invest in securities of smaller companies, which may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

Actions by a few major investors: In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance return, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

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                                                Prospectus--February 1, 2003   7

Sanford C. Bernstein Fund, Inc.
EMERGING MARKETS VALUE PORTFOLIO (CONT'D)
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Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

The returns in the bar chart do not reflect the portfolio transaction fee of 2.00% that is payable to the Portfolio when shares of the Portfolio are purchased and when shares are sold. If these fees were reflected in the chart, the returns would be less than those shown.

The average annual total returns in the table reflect the returns to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the 2.00% portfolio transaction fee. Without taking into account this transaction fee, average annual total returns to a shareholder for the most recently ended calendar year and since inception, before taxes, would have been 3.84% and -2.79%, respectively.

Emerging Markets Value Portfolio
Calendar Year Total Returns [Graphic Omitted]
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1996     1997     1998     1999     2000    2001     2002

7.05%    -23.92%  -21.09%  73.01%   -28.16% -3.62%   3.84%


Best and Worst Quarters
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                           Quarter Ended    Total Return
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Best Quarter               6/30/99          35.18%
Worst Quarter              12/31/97        -26.32%


Average Annual Total Returns
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                                        For Years Ended December 31, 2002
                                    One Year      Five Years   Since Inception*
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Emerging Markets Value
  Returns Before Taxes              -0.27%           -1.17%        -3.35%
  Returns After Taxes on
    Distributions+                  -0.22%           -1.34%        -3.58%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares+                0.09%           -0.89%        -2.57%
MSCI Emerging Markets
Free Index                          -6.00%           -4.58%        -4.18%++

* The Portfolio commenced operations on December 15, 1995.
+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
++ Since January 1, 1996, the first full month after Portfolio inception (Dec. 15, 1995).


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Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table
    ----------------------------------------------------------------------------
                                                                Emerging Markets
    Shareholder Fees                                            Value Portfolio
         (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases                      None

         Sales Charge (Load) Imposed on Reinvested Dividends           None

         Deferred Sales Charge (Load)                                  None

         Maximum Account Fee                                           $100(1)

         Portfolio Transaction Fee upon Purchase of Shares
         (as a percentage of amount invested)*                         2.00%

         Portfolio Transaction Fee upon Redemption of Shares
         (as a percentage of amount redeemed)+                         2.00%

         Portfolio Transaction Fee upon Exchange of Shares             ss.

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    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                               1.25%

         Distribution (12b-1) Fees                                     None

         Other Expenses
         Shareholder Servicing and Administrative Fees                 0.25%
         All Other Expenses                                            0.23%

    Total Annual Portfolio Operating Expenses                          1.73%

    (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
        Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.
    * The portfolio transaction fee on purchases is deducted automatically from the amount invested and paid to the Portfolio.
    + The portfolio transaction fee upon redemption is withheld from redemption proceeds by the Portfolio and paid to the Portfolio.
    ss. Exchanges will be treated as purchases or redemptions for purposes of imposing the portfolio transaction fee on purchases or redemptions.


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                                                Prospectus--February 1, 2003   9

Sanford C. Bernstein Fund, Inc.
EMERGING MARKETS VALUE PORTFOLIO (CONT'D)
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Fees and Expenses (cont'd)

    ----------------------------------------------------------------------------

    Example

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. * The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                Emerging Markets
                                                Value Portfolio
         1 Yr                                          $575
         3 Yrs. (cum.)                                 $950
         5 Yrs. (cum.)                               $1,350
         10 Yrs. (cum.)                              $2,470

         You would pay the following expenses if you did not redeem your shares:

         1 Yr.                                         $372
         3 Yrs. (cum.)                                 $734
         5 Yrs. (cum.)                               $1,120
         10 Yrs. (cum.)                              $2,200

         This Example reflects the portfolio transaction fee on purchases but does not reflect the portfolio transaction fee on redemptions. If this fee were included, your costs would be higher.

         The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Value Portfolio, not by Alliance, and are neither sales loads nor contingent deferred sales loads. The purpose of these fees is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. For more information on the portfolio transaction fees, see pages 59-63.

    * The expenses include the portfolio transaction fee on purchases and redemptions.


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10

Sanford C. Bernstein Fund, Inc.
NEW YORK MUNICIPAL PORTFOLIO
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Investment Objective

To provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

Principal Investment Strategies

As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may also use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds,


--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  11

Sanford C. Bernstein Fund, Inc.
NEW YORK MUNICIPAL PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

    o lower rated securities or comparable unrated securities;

    o debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York state's municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

New York Municipal Portfolio
Calendar Year Total Returns [Graphic Omitted]
--------------------------------------------------------------------------------

1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

8.56%   -2.55%  12.97%  3.53%   6.54%   5.21%   -0.03%  8.20%   4.54%   7.28%


Best and Worst Quarters
--------------------------------------------------------------------------------

                           Quarter Ended    Total Return
--------------------------------------------------------------------------------
Best Quarter               3/31/95          4.87%
Worst Quarter              3/31/94         -2.90%


Average Annual Total Returns
--------------------------------------------------------------------------------
                                       For Years Ended December 31, 2002
                                    One Year     Five Years        Ten Years
--------------------------------------------------------------------------------
New York Municipal
  Returns Before Taxes              7.28%          5.00%             5.34%
  Returns After Taxes on
    Distributions*                  7.27%          4.94%             5.25%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares*               5.98%          4.81%             5.14%
Lehman Brothers Five-Year
General Obligation
Municipal Bond Index                9.00%          5.80%             5.85%

*After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  13

Sanford C. Bernstein Fund, Inc.
NEW YORK MUNICIPAL PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table

    ----------------------------------------------------------------------------

    Shareholder Fees                                         New York
        (fees paid directly from your investment)       Municipal Portfolio

        Sales Charge (Load) Imposed on Purchases               None

        Sales Charge (Load) Imposed on Reinvested Dividends    None

        Deferred Sales Charge (Load)                           None

        Redemption Fees                                        None

        Exchange Fees                                          None

        Maximum Account Fee                                    $100(1)

    ----------------------------------------------------------------------------

    Annual Portfolio Operating Expenses
        (expenses that are deducted from Portfolio assets)

        Management Fees                                        0.50%

        Distribution (12b-1) Fees                              None

        Other Expenses
        Shareholder Servicing and Administrative Fees          0.10%
        All Other Expenses                                     0.06%

    Total Annual Portfolio Operating Expenses                  0.66%

    (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
        Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

--------------------------------------------------------------------------------

    Example

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                                              $67
         3 Yrs. (cum.)                                     $211
         5 Yrs. (cum.)                                     $368
         10 Yrs. (cum.)                                    $822


--------------------------------------------------------------------------------
14

Sanford C. Bernstein Fund, Inc.
SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds,


--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  15

Sanford C. Bernstein Fund, Inc.
SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

    o lower rated securities or comparable unrated securities;

    o debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York state's municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

Short Duration New York Municipal Portfolio
Calendar Year Total Returns [Graphic Omitted]
--------------------------------------------------------------------------------

1995     1996     1997     1998     1999    2000     2001     2002
6.07%    3.52%    3.75%    3.77%    2.30%   4.78%    4.50%    3.08%


Best and Worst Quarters
--------------------------------------------------------------------------------

                           Quarter Ended    Total Return
--------------------------------------------------------------------------------
Best Quarter               3/31/95          2.07%
Worst Quarter              6/30/99          0.17%


Average Annual Total Returns
--------------------------------------------------------------------------------

                                          For Years Ended December 31, 2002
                                    One Year     Five Years    Since Inception*
--------------------------------------------------------------------------------
Short Duration New York
Municipal
  Returns Before Taxes              3.08%            3.68%             3.89%
  Returns After Taxes on
    Distributions+                  3.08%            3.64%             3.78%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares+               2.93%            3.60%             3.77%
Lehman Brothers
One-Year Municipal Index            3.85%            4.52%             4.71%++

* The Portfolio commenced operations on October 3, 1994.
+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
++ Since November 1, 1994, the first full month after Portfolio inception (October 3, 1994).

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  17

Sanford C. Bernstein Fund, Inc.
SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table

    ----------------------------------------------------------------------------
                                                              Short Duration
    Shareholder Fees                                             New York
         (fees paid directly from your investment)          Municipal Portfolio

         Sales Charge (Load) Imposed on Purchases                  None

         Sales Charge (Load) Imposed on Reinvested Dividends       None

         Deferred Sales Charge (Load)                              None

         Redemption Fees                                           None

         Exchange Fees                                             None

         Maximum Account Fee                                       $100(1)

    ----------------------------------------------------------------------------

    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                         0.50%

         Distribution (12b-1) Fees                               None

         Other Expenses
         Shareholder Servicing and Administrative Fees           0.10%
         All Other Expenses                                      0.17%

    Total Annual Portfolio Operating Expenses                    0.77%

    (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
        Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

    ----------------------------------------------------------------------------

    Example

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                                            $79
         3 Yrs. (cum.)                                   $246
         5 Yrs. (cum.)                                   $428
         10 Yrs. (cum.)                                  $954


--------------------------------------------------------------------------------
18

Sanford C. Bernstein Fund, Inc.
CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.

Principal Investment Strategies

As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds,


--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  19

Sanford C. Bernstein Fund, Inc.
CALIFORNIA MUNICIPAL PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

    o lower rated securities or comparable unrated securities;

    o debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California state's municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

California Municipal Portfolio
Calendar Year Total Returns [Graphic Omitted]
-------------------------------------------------------------------------------------
1993     1994     1995     1996     1997    1998     1999     2000     2001     2002
8.25%    -3.15%   13.72%   3.72%    6.34%   5.12%    -0.06%   8.53%    4.57%    5.81%


Best and Worst Quarters
--------------------------------------------------------------------------------

                           Quarter Ended    Total Return
--------------------------------------------------------------------------------
Best Quarter               3/31/95          5.48%
Worst Quarter              3/31/94          -2.88%


Average Annual Total Returns
--------------------------------------------------------------------------------

                                         For Years Ended December 31, 2002
                                    One Year       Five Years        Ten Years
--------------------------------------------------------------------------------
California Municipal
  Returns Before Taxes              5.81%            4.76%             5.19%
  Returns After Taxes on
    Distributions*                  5.81%            4.68%             5.11%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares*               4.95%            4.55%             4.97%
Lehman Brothers Five-Year
General Obligation
Municipal Bond Index                9.00%            5.80%             5.85%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  21

Sanford C. Bernstein Fund, Inc.
CALIFORNIA MUNICIPAL PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table
    ----------------------------------------------------------------------------
    Shareholder Fees
         (fees paid directly from your investment)                California
                                                             Municipal Portfolio

         Sales Charge (Load) Imposed on Purchases                    None

         Sales Charge (Load) Imposed on Reinvested Dividends         None

         Deferred Sales Charge (Load)                                None

         Redemption Fees                                             None

         Exchange Fees                                               None

         Maximum Account Fee                                         $100(1)

    ----------------------------------------------------------------------------

    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                             0.50%

         Distribution (12b-1) Fees                                   None

         Other Expenses
         Shareholder Servicing and Administrative Fees               0.10%
         All Other Expenses                                          0.06%

    Total Annual Portfolio Operating Expenses                            0.66%

    (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
        Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

    ----------------------------------------------------------------------------

    Example

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                                                      $67
         3 Yrs. (cum.)                                             $211
         5 Yrs. (cum.)                                             $368
         10 Yrs. (cum.)                                            $822


--------------------------------------------------------------------------------
22

Sanford C. Bernstein Fund, Inc.
SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports,


--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  23

Sanford C. Bernstein Fund, Inc.
SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

    o lower rated securities or comparable unrated securities;

    o debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California state's municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political, regulatory occurrences or terrorism. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Non-diversification risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.


--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

Short Duration California Municipal Portfolio
Calendar Year Total Returns [Graphic Omitted]
--------------------------------------------------------------------------------

1995     1996     1997     1998     1999    2000     2001     2002
6.29%    3.55%    3.60%    3.90%    2.37%   4.88%    4.41%    2.62%


Best and Worst Quarters
--------------------------------------------------------------------------------

                           Quarter Ended    Total Return
--------------------------------------------------------------------------------
Best Quarter               3/31/95          2.04%
Worst Quarter              12/31/02         -0.39%


Average Annual Total Returns
--------------------------------------------------------------------------------

                                        For Years Ended December 31, 2002
                                    One Year     Five Years    Since Inception*
--------------------------------------------------------------------------------
Short Duration California
Municipal
  Returns Before Taxes              2.62%          3.63%           3.88%
  Returns After Taxes on
    Distributions+                  2.61%          3.54%           3.75%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares+               2.55%          3.51%           3.72%
Lehman Brothers
One-Year Municipal Index            3.85%          4.52%           4.71%++

* The Portfolio commenced operations on October 3, 1994.
+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
++ Since November 1, 1994, the first full month after Portfolio inception (October 3, 1994).

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  25

Sanford C. Bernstein Fund, Inc.
SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table

    ----------------------------------------------------------------------------

    Shareholder Fees                                           Short Duration
         (fees paid directly from your investment)          California Municipal
                                                                 Portfolio

         Sales Charge (Load) Imposed on Purchases                  None

         Sales Charge (Load) Imposed on Reinvested Dividends       None

         Deferred Sales Charge (Load)                              None

         Redemption Fees                                           None

         Exchange Fees                                             None

         Maximum Account Fee                                     $100(1)

    ----------------------------------------------------------------------------

    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                          0.50%

         Distribution (12b-1) Fees                                 None

         Other Expenses
         Shareholder Servicing and Administrative Fees            0.10%
         All Other Expenses                                       0.19%

    Total Annual Portfolio Operating Expenses                     0.79%

    (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
        Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

    ----------------------------------------------------------------------------

    Example

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                                                     $81
         3 Yrs. (cum.)                                            $252
         5 Yrs. (cum.)                                            $439
         10 Yrs. (cum.)                                           $978


--------------------------------------------------------------------------------
26

Sanford C. Bernstein Fund, Inc.
DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objectives

To provide safety of principal and maximize total return after taking account of federal taxes.

Principal Investment Strategies

As a matter of fundamental policy, the Diversified Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps, including futures.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.


--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  27

Sanford C. Bernstein Fund, Inc.
DIVERSIFIED MUNICIPAL PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

    o lower rated securities or comparable unrated securities;

    o debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Callable securities: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at a lower yield.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.


--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

Diversified Municipal Portfolio
Calendar Year Total Returns [Graphic Omitted]
-------------------------------------------------------------------------------------
1993     1994     1995     1996     1997    1998     1999     2000     2001     2002
8.44%    -2.52%   12.97%   3.64%    6.68%   4.62%    0.45%    7.81%    5.49%    6.79%


Best and Worst Quarters
--------------------------------------------------------------------------------

                           Quarter Ended    Total Return
--------------------------------------------------------------------------------
Best Quarter               3/31/95           5.03%
Worst Quarter              3/31/94          -2.82%


Average Annual Total Returns
--------------------------------------------------------------------------------

                                        For Years Ended December 31, 2002
                                    One Year       Five Years        Ten Years
--------------------------------------------------------------------------------
Diversified Municipal
  Returns Before Taxes              6.79%            5.00%             5.36%
  Returns After Taxes on
    Distributions*                  6.78%            4.94%             5.28%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares*               5.71%            4.80%             5.15%
Lehman Brothers Five-Year
General Obligation
Municipal Bond Index                9.00%            5.80%             5.85%

*After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  29

Sanford C. Bernstein Fund, Inc.
DIVERSIFIED MUNICIPAL PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table
    ----------------------------------------------------------------------------
    Shareholder Fees
         (fees paid directly from your investment)         Diversified Municipal
                                                                  Portfolio

         Sales Charge (Load) Imposed on Purchases                   None

         Sales Charge (Load) Imposed on Reinvested Dividends        None

         Deferred Sales Charge (Load)                               None

         Redemption Fees                                            None

         Exchange Fees                                              None

         Maximum Account Fee                                       $100(1)

    ----------------------------------------------------------------------------

    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                            0.48%

         Distribution (12b-1) Fees                                  None

         Other Expenses
         Shareholder Servicing and Administrative Fees              0.10%
         All Other Expenses                                         0.06%

    Total Annual Portfolio Operating Expenses                       0.64%

    (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
        Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

    ----------------------------------------------------------------------------

    Example

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                                                   $65
         3 Yrs. (cum.)                                          $205
         5 Yrs. (cum.)                                          $357
         10 Yrs. (cum.)                                         $798


--------------------------------------------------------------------------------
30

Sanford C. Bernstein Fund, Inc.
SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objectives

To provide safety of principal and a moderate rate of return after taking account of federal taxes.

Principal Investment Strategies

As a matter of fundamental policy, the Short Duration Diversified Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  31

Sanford C. Bernstein Fund, Inc.
SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, the Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

    o lower rated securities or comparable unrated securities;

    o debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Municipal market risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Liquidity risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.


--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Other risks: Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for each full calendar year since inception. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

Short Duration Diversified Municipal Portfolio
Calendar Year Total Returns [Graphic Omitted]
--------------------------------------------------------------------------------

1995     1996     1997     1998     1999    2000     2001     2002
6.36%    3.55%    3.96%    3.94%    2.57%   4.69%    5.11%    3.69%


Best and Worst Quarters
--------------------------------------------------------------------------------
                           Quarter Ended    Total Return
Best Quarter               3/31/95          2.01%
Worst Quarter              6/30/99          0.34%


Average Annual Total Returns
--------------------------------------------------------------------------------
                                         For Years Ended December 31, 2002
                                    One Year    Five Years     Since Inception*
--------------------------------------------------------------------------------
Short Duration
Diversified Municipal
  Returns Before Taxes              3.69%         4.00%           4.16%
  Returns After Taxes on
    Distributions+                  3.60%         3.92%           4.05%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares+               3.42%         3.86%           4.01%
Lehman Brothers
One-Year Municipal Index            3.85%         4.52%           4.71%++

* The Portfolio commenced operations on October 3, 1994.
+ After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
++ Since November 1, 1994, the first full month after Portfolio inception (October 3, 1994).

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  33

Sanford C. Bernstein Fund, Inc.
SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table
    ----------------------------------------------------------------------------
    Shareholder Fees                                          Short Duration
         (fees paid directly from your investment)         Diversified Municipal
                                                                Portfolio

         Sales Charge (Load) Imposed on Purchases                      None

         Sales Charge (Load) Imposed on Reinvested Dividends           None

         Deferred Sales Charge (Load)                                  None

         Redemption Fees                                               None

         Exchange Fees                                                 None

         Maximum Account Fee                                           $100(1)

    ----------------------------------------------------------------------------

    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                               0.50%

         Distribution (12b-1) Fees                                     None

         Other Expenses
         Shareholder Servicing and Administrative Fees                 0.10%
         All Other Expenses                                            0.11%

    Total Annual Portfolio Operating Expenses                          0.71%

    (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
        Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

    ----------------------------------------------------------------------------

    Example

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                                                       $73
         3 Yrs. (cum.)                                              $227
         5 Yrs. (cum.)                                              $395
         10 Yrs. (cum.)                                             $883


--------------------------------------------------------------------------------
34

Sanford C. Bernstein Fund, Inc.
U.S. GOVERNMENT SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes.

Principal Investment Strategies

The U.S. Government Short Duration Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor's or Aa or better by Moody's. Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities, asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The income earned by the Portfolio is generally exempt from state and local taxes.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

Since the U.S. Government Short Duration Portfolio owns a high percentage of securities that are U.S. government securities, its returns will generally be lower than those of the Short Duration Plus Portfolio.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

    o lower rated securities or comparable unrated securities;

    o debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities.

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  35

Sanford C. Bernstein Fund, Inc.
U.S. GOVERNMENT SHORT DURATION PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

While securities issued by the U.S. Treasury and some U.S. agency securities are backed by the United States government, other U.S. agency securities are backed only by the credit of the issuing agency or instrumentality. For example, securities issued by Government National Mortgage Association (GNMA) are backed by the United States while securities issued by Federal Home Loan Mortgage Corporation (FHLMC) are backed only by the credit of FHLMC. However, some issuers of agency securities may have the right to borrow from the United States Treasury to meet their obligations, such as the United States Postal Service.

No government guarantee: Investments in the Portfolio are not insured by the U.S. government.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio is longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: In the case of mortgage-related securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed. In addition, mortgage-related securities subject the Portfolio to the following risks:

    Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

    Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

    Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.


--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

U.S. Government Short Duration Portfolio
Calendar Year Total Returns [Graphic Omitted]
-------------------------------------------------------------------------------------
1993     1994     1995     1996     1997    1998     1999     2000     2001     2002
4.60%    0.42%    10.11%   4.09%    5.65%   5.55%    3.08%    7.34%    7.55%    5.64%


Best and Worst Quarters
--------------------------------------------------------------------------------

                           Quarter Ended    Total Return
--------------------------------------------------------------------------------
Best Quarter               9/30/01          3.43%
Worst Quarter              3/31/94          -0.19%


Average Annual Total Returns
--------------------------------------------------------------------------------
                                      For Years Ended December 31, 2002
                                    One Year     Five Years       Ten Years
--------------------------------------------------------------------------------
U.S. Government
Short Duration
  Returns Before Taxes              5.64%           5.82%           5.37%
  Returns After Taxes on
    Distributions*                  3.94%           3.85%           3.36%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares*               3.52%           3.69%           3.29%
Merrill Lynch 1-3 Year
Treasury Index                      5.77%           6.41%           6.04%

*After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  37

Sanford C. Bernstein Fund, Inc.
U.S. GOVERNMENT SHORT DURATION PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table
    ----------------------------------------------------------------------------
    Shareholder Fees                                        U.S. Government
         (fees paid directly from your investment)      Short Duration Portfolio

         Sales Charge (Load) Imposed on Purchases                None

         Sales Charge (Load) Imposed on Reinvested Dividends     None

         Deferred Sales Charge (Load)                            None

         Redemption Fees                                         None

         Exchange Fees                                           None

         Maximum Account Fee                                     $100(1)

    ----------------------------------------------------------------------------

    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                         0.50%

         Distribution (12b-1) Fees                               None

         Other Expenses
         Shareholder Servicing and Administrative Fees           0.10%
         All Other Expenses                                      0.14%

     Total Annual Portfolio Operating Expenses                   0.74%

    (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
        Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

    ----------------------------------------------------------------------------

    Example

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                                                    $76
         3 Yrs. (cum.)                                           $237
         5 Yrs. (cum.)                                           $411
         10 Yrs. (cum.)                                          $918


--------------------------------------------------------------------------------
38

Sanford C. Bernstein Fund, Inc.
SHORT DURATION PLUS PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate rate of income that is subject to taxes.

Principal Investment Strategies

The Short Duration Plus Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

    o lower rated securities or comparable unrated securities;

    o debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. However, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio is longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S.-dollar value of securities

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  39

Sanford C. Bernstein Fund, Inc.
SHORT DURATION PLUS PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

denominated in that currency. These risks are heightened with respect to investments in emerging-market countries.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

    Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

    Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

    Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

Short Duration Plus Portfolio
Calendar Year Total Returns [Graphic Omitted]
-------------------------------------------------------------------------------------
1993     1994     1995     1996     1997    1998     1999     2000     2001     2002
5.42%    0.55%    10.10%   4.79%    5.54%   5.93%    3.78%    6.32%    8.35%    5.09%


Best and Worst Quarters
--------------------------------------------------------------------------------

                           Quarter Ended    Total Return
--------------------------------------------------------------------------------
Best Quarter               12/31/91         3.75%
Worst Quarter              3/31/94          -0.31%


Average Annual Total Returns
--------------------------------------------------------------------------------
                                        For Years Ended December 31, 2002
                                    One Year       Five Years        Ten Years
--------------------------------------------------------------------------------
Short Duration Plus
  Returns Before Taxes              5.09%            5.88%             5.56%
  Returns After Taxes on
    Distributions*                  3.60%            3.79%             3.37%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares*               3.10%            3.66%             3.34%
Merrill Lynch 1-3 Year
Treasury Index                      5.77%            6.41%             6.04%

* After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
40

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table
    ----------------------------------------------------------------------------
    Shareholder Fees                                             Short Duration
         (fees paid directly from your investment)               Plus Portfolio

         Sales Charge (Load) Imposed on Purchases                     None

         Sales Charge (Load) Imposed on Reinvested Dividends          None

         Deferred Sales Charge (Load)                                 None

         Redemption Fees                                              None

         Exchange Fees                                                None

         Maximum Account Fee                                          $100(1)

    ----------------------------------------------------------------------------

    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                              0.50%

         Distribution (12b-1) Fees                                    None

         Other Expenses
         Shareholder Servicing and Administrative Fees                0.10%
         All Other Expenses                                           0.07%

     Total Annual Portfolio Operating Expenses                        0.67%

    (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
        Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

    ----------------------------------------------------------------------------

    Example

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                                                        $68
         3 Yrs. (cum.)                                               $214
         5 Yrs. (cum.)                                               $373
         10 Yrs. (cum.)                                              $835

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  41

Sanford C. Bernstein Fund, Inc.
INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate to high rate of income that is subject to taxes.

Principal Investment Strategies

The Intermediate Duration Portfolio will invest at least 65% of its total assets in securities rated AA or better by national rating agencies and comparably rated commercial paper and notes. In addition, the Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies.

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

    o lower rated securities or comparable unrated securities;

    o debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.


--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S.-dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

    Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

    Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate-or long-term securities.

    Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns, before and after taxes, differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance, before and after taxes, is no guarantee of how it will perform in the future.

Intermediate Duration Portfolio
Calendar Year Total Returns [Graphic Omitted]
--------------------------------------------------------------------------------
1993     1994     1995     1996     1997    1998     1999     2000     2001     2002
10.34%   -3.15%   17.83%   3.58%    7.66%   6.87%    0.64%    8.37%    7.19%    7.16%


Best and Worst Quarters
--------------------------------------------------------------------------------

                           Quarter Ended    Total Return
--------------------------------------------------------------------------------
Best Quarter               6/30/95          5.61%
Worst Quarter              3/31/94          -2.30%


Average Annual Total Returns
--------------------------------------------------------------------------------

                                        For Years Ended December 31, 2002
                                    One Year     Five Years        Ten Years
--------------------------------------------------------------------------------
Intermediate Duration
  Returns Before Taxes              7.16%          6.01%             6.51%
  Returns After Taxes on
    Distributions*                  5.34%          3.64%             3.97%
  Returns After Taxes on
    Distributions and Sale of
    Portfolio Shares*               4.35%          3.60%             3.94%
Lehman Brothers
Aggregate Bond Index               10.25%         7.55%             7.51%

*After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  43

Sanford C. Bernstein Fund, Inc.
INTERMEDIATE DURATION PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

    Fee Table
    ----------------------------------------------------------------------------
    Shareholder Fees                                             Intermediate
         (fees paid directly from your investment)           Duration Portfolio

         Sales Charge (Load) Imposed on Purchases                    None

         Sales Charge (Load) Imposed on Reinvested Dividends         None

         Deferred Sales Charge (Load)                                None

         Redemption Fees                                             None

         Exchange Fees                                               None

         Maximum Account Fee                                         $100(1)

    ----------------------------------------------------------------------------

    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                             0.47%

         Distribution (12b-1) Fees                                   None

         Other Expenses
         Shareholder Servicing and Administrative Fees               0.10%
         All Other Expenses                                          0.04%

    Total Annual Portfolio Operating Expenses                        0.61%

    (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
        Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

    ----------------------------------------------------------------------------

    Example

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                                                       $62
         3 Yrs. (cum.)                                              $195
         5 Yrs. (cum.)                                              $340
         10 Yrs. (cum.)                                             $762


--------------------------------------------------------------------------------
44

Sanford C. Bernstein Fund II, Inc.
INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

Investment Objective

To provide safety of principal and a moderate to high rate of current income.

Principal Investment Strategies

The Intermediate Duration Institutional Portfolio will invest at least 65% of its total assets in securities rated AA or better by national rating agencies and comparably rated commercial paper and notes. In addition, the Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies.

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-markets countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective. Prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration.

Interest-rate risk: Interest-rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

    o lower rated securities or comparable unrated securities;

    o debt securities with longer maturities;

    o debt securities paying no current interest, such as zero coupon securities; or

    o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform noninflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S.-dollar value of securities

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  45

Sanford C. Bernstein Fund II, Inc.
INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO (CONT'D)
--------------------------------------------------------------------------------

denominated in that currency. These risks are heightened with respect to investments in emerging-markets countries.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

    Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

    Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

    Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

Performance information for the Portfolio is not shown because it has not been in existence for a full calendar year as of the date of this Prospectus.


--------------------------------------------------------------------------------
46

--------------------------------------------------------------------------------

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

                                                          Intermediate Duration
    Fee Table                                            Institutional Portfolio
    ----------------------------------------------------------------------------
    Shareholder Fees
         (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases                  None

         Sales Charge (Load) Imposed on Reinvested Dividends       None

         Deferred Sales Charge (Load)                              None

         Redemption Fees                                           None

         Exchange Fees                                             None

         Maximum Account Fee                                       $100(1)

    ----------------------------------------------------------------------------

    Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                           0.50%

         Distribution (12b-1) Fees                                 None

         Other Expenses
         All Other Expenses (2)                                    0.25%

    Total Annual Portfolio Operating Expenses                      0.75%
    Fee Waiver and/or Expense Reimbursement                        0.30%
    Net Expenses                                                   0.45%(3)

    (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
        Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is collected by deducting from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.
    (2) Estimated
    (3) The Manager has contractually agreed to waive a portion of its advisory fee and/or reimburse the Portfolio for a portion of its operating expenses to the extent necessary to maintain the net expenses shown. This waiver extends through the Portfolio's current fiscal year and may be extended by the Manager for additional one-year terms. Certain fees waived or borne by the Manager through March 31, 2003, may be reimbursed by the Fund during the three years after commencement of its operations. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed .45% or cause the total of the payments to exceed the Fund's total initial organization and offering expenses.

    ----------------------------------------------------------------------------

    Example

    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                                                     $46
         3 Yrs. (cum.)*                                           $210

    *This example assumes the Manager's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  47

ADDITIONAL INFORMATION ABOUT THE
PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages.

Making Investment Decisions For the Portfolios

To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. Our research is applied within a value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

The Fixed-Income and Intermediate Duration Institutional Portfolios: To identify attractive bonds for these Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk. Finally, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for each Portfolio.

The Foreign-Stock Portfolios: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. We invest in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields. Investment decision-making for these Portfolios is systematic and centralized, pursued by an investment policy group working in concert, and guided by the findings of our global value equity research staff.

Portfolio turnover: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities (in the case of the Fixed-Income Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, any of the Foreign-Stock Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers.

For temporary defensive purposes when business or financial conditions warrant, each Fixed-Income Municipal Portfolio may invest without limit in municipal securities other than those described above that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the investment objectives and polices of the Portfolios; when shareholder approval is required: A fundamental investment objective or policy cannot be changed without shareholder approval. As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than 80% of its net assets in municipal securities. Except as noted, all other investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of any Portfolio is implemented.


--------------------------------------------------------------------------------
48

--------------------------------------------------------------------------------

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

Special Investment Techniques and Related Risks

Foreign Currency Transactions

The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Value Portfolio, International Value Portfolio II, Emerging Markets Value Portfolio and Intermediate Duration Institutional Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolios' total return could be adversely affected.

Under certain circumstances, the Foreign-Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities.

Futures Contracts and Options on Futures Contracts

The Portfolios may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Portfolio's total returns. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fixed-Income Municipal Intermediate-Duration Portfolios will be traded on U.S. exchanges and will be used only for hedging purposes or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes. No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS
--------------------------------------------------------------------------------

In addition to the principal investments previously described, the Funds may invest in other instruments. This section of the prospectus contains detailed information about the other instruments in which the Funds' Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this prospectus.

Portfolio holdings are detailed in the Funds' financial statements, which are sent to the Funds' shareholders twice a year.

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  49

ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS (CONT'D)
--------------------------------------------------------------------------------

Additional investments, strategies and practices permitted; details in each Fund's SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in each Fund's SAI, which is available upon request at no cost (see the back cover of this prospectus).

Fixed-Income Portfolios and Intermediate Duration Institutional Portfolio

Interest Only/Principal Only Securities

The Fixed Income and Intermediate Duration Institutional Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. Most IOs and POs are considered to be illiquid securities (see discussion below).

Obligations of Supranational Agencies

The Fixed-Income and Intermediate Duration Institutional Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries, however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages 2-3 and 6-7).

Variable, Floating and Inverse Floating Rate Instruments

Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in Variable Rate Demand Notes (VRDN) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level of "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Fixed-Income Portfolio and the Intermediate Duration Institutional Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.


--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Fixed-Income Securities

The Fixed-Income Portfolios and the Intermediate Duration Institutional Portfolio may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that these Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration.

Unrated securities may be purchased by these Portfolios when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.

All Portfolios

Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Derivatives

The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Fixed-Income Municipal Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

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There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

    o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

    o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    o Swaps--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

      The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities are rated in the highest rating category of at least one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Hybrid Investments." No Portfolio will invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the


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use of derivatives that investors should understand before investing in a Portfolio.

    o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

    o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

    o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or evenly highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios

The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements

The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.

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Credit default swaps involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

Options

The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolio may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Hybrid Investments

As part of its investment program and to maintain greater flexibility, each Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a


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security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events.

Hybrids can have volatile prices and limited liquidity and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps and Floors)

Each Portfolio may enter into interest rate or foreign currency swaps and purchase and sell interest-rate caps and floors. Each Fixed-Income Municipal Intermediate-Duration Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique. The Fixed-Income Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as described above, as a duration management technique or to attempt to exploit mispricings in the bond or currency markets.

No Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

A Fixed-Income Municipal Intermediate-Duration Portfolio will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Lending Portfolio Securities

Each Portfolio may lend portfolio securities. Each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) and the Intermediate Duration Institutional Portfolio may lend up to 30% of its total assets; each of the Short Duration Municipal Portfolios may lend up to one-third of its total assets. Each of the Foreign-Stock Portfolios may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace

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the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitments basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Future Developments

The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities


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will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for that Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.

Additional Risk Considerations

Fixed-Income Securities

The value of each Fixed-Income Portfolio's and Intermediate Duration Institutional Portfolio's shares will fluctuate with the value of its investments. The value of a Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Leverage

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating-rate instruments or derivatives, or by borrowing money for temporary or emergency purposes.

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Non-Diversified Status

Each of the Short-Duration New York and California Portfolios and the Intermediate-Duration New York and California Portfolios (the "State Portfolios") is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. For example, California began a large scale deregulation of its power utility industry, which instituted a mandatory cap on energy prices that California utilities can charge to their customers. Recent significant increases in the market cost of energy purchased by many California utilities have caused these utilities to come under financial pressures, as they have been unable to pass these increased costs to their customers. As a result, many power utilities experienced difficulty purchasing sufficient energy to meet demand and difficulty paying their suppliers. Some California utilities have suspended debt service payments on outstanding debt or payments to suppliers. The SAI provides specific information about the state in which a Portfolio invests.

FUND MANAGEMENT
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The investment manager of the Funds is Alliance Capital Management L.P. ("Alliance"). Alliance has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a registered investment adviser that manages, as of September 30, 2002, approximately $369 billion in assets for individuals, trusts and estates, partnerships, corporations, public and private employee-benefit plans, public employee retirement funds, foundations, endowments, banks and insurance companies worldwide. Alliance is also a mutual fund sponsor with a family of diversified portfolios distributed globally.

Investment decisions for each Portfolio are made by Investment Policy Groups comprised of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.

Investment Management Fees

For the fiscal year ended September 30, 2002, the aggregate fees paid to Alliance as a percentage of assets for services rendered to each Portfolio with respect to investment management was:

                                            Fee as a percentage of
Portfolio                                   average daily net assets
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U.S. Government Short Duration                     .50%
Short Duration Plus                                .50%
Intermediate Duration                              .47%
New York Municipal                                 .50%
Short Duration New York Municipal                  .50%
California Municipal                               .50%
Short Duration California Municipal                .50%
Diversified Municipal                              .48%
Short Duration Diversified Municipal               .50%
Tax-Managed International Value                    .94%
International Value Portfolio II                   .96%
Emerging Markets Value                            1.25%
Intermediate Duration Institutional                .50%*

* Alliance has contractually agreed to waive its fee and/or bear certain expenses as described in the Fee Table on page 47. The fee payable by Intermediate Duration Institutional Portfolio, which commenced operations on May 17, 2002, is at an annual rate of .50% of the Portfolio's average daily net assets up to and including $1 billion and at an annual rate of .45% of the Portfolio's average daily net assets in excess of $1 billion.


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Shareholder Servicing and Administrative Services

Alliance provides SCB with shareholder servicing and administrative services. For these services, Alliance charges each Fixed-Income Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets and each Foreign-Stock Portfolio an annual fee of 0.25% of each such Portfolio's average daily net assets.

Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services free of charge. Bernstein LLC is a wholly-owned subsidiary of Alliance.


PRICING PORTFOLIO SHARES
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The share price for each Portfolio is based on the Portfolio's net asset value ("NAV"). To calculate the NAV, a Portfolio's net worth (assets less liabilities) is divided by the number of outstanding shares.

Regarding Portfolio securities for which readily available market quotations exist, the value is based on the most recent sale price, bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. The Fund may use an independent pricing service to value the Portfolios' assets at such times and to such extent as the Manager deems appropriate.

If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by the Fund's Board of Directors. In the latter situation, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities.

All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in the NAV, either on the date the security goes ex-dividend, or the date the Manager becomes aware of them, whichever is later. Corporate actions of foreign issuers are reflected in the NAV on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.

A Portfolio's NAV is determined as of the close of regular trading of the New York Stock Exchange ("Exchange") (normally 4:00 p.m. New York time) on each business day with the exception of Exchange holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

To the extent that the assets of a Portfolio are traded in other markets (such as a foreign market) on days when the Exchange is closed, the NAV of a Portfolio may be affected on days when you will not be able to purchase or redeem the Portfolio's shares.

Your purchase price for shares of a Portfolio will be the NAV next determined after receipt of a purchase order in good form. When you sell shares of a Portfolio, you will receive the NAV next determined after receipt of the order to sell in proper form.

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  59

PURCHASING SHARES
--------------------------------------------------------------------------------

Minimum Investments--For All Portfolios Other than Intermediate Duration Institutional Portfolio

Except as otherwise provided, the minimum initial investment in any Portfolio of SCB is $25,000 and the minimum subsequent investment in the same Portfolio is $5,000. For shareholders who have met the initial minimum investment requirement in a fixed-income Portfolio, the minimum subsequent investment in any other fixed-income Portfolio is $5,000. For Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Manager and its subsidiaries and their immediate families is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in a single Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in one or more of the Portfolios of the Fund or vary the percentage based on the Manager's opinion of the relative allocation of fixed-income investments versus international investments or domestic stock. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

    o initial purchases of shares of the Portfolios (other than the Emerging Markets Value Portfolio) will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived;

    o initial purchases of shares of the Emerging Markets Value Portfolio will be subject to a minimum investment requirement of $10,000, but subsequent minimum investment requirements may be waived; and

    o the Manager may, in its discretion, waive initial and subsequent minimum investment requirements for any participant-directed defined contribution plan.

Any purchases and sales of shares of the Emerging Markets Value Portfolio will incur a portfolio transaction fee on purchases and redemptions. The Emerging Markets Value Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 2% of the dollar amount invested in the Portfolio. The portfolio transaction fee on purchases applies to an initial investment in the Emerging Markets Value Portfolio and to all subsequent purchases, but not to reinvested dividends or capital gains distributions. The portfolio transaction fee on purchases is deducted automatically from the amount invested; it cannot be paid separately. The Emerging Markets Value Portfolio also assesses a portfolio transaction fee on redemptions of Portfolio shares equal to 2% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Value Portfolio for shares of other Fund Portfolios). The portfolio transaction fee on redemptions is deducted from redemption or exchange proceeds. The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Value Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads.

The purpose of the Portfolio transaction fees discussed above is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. The Emerging Markets Value Portfolio, unlike the other Portfolios of the Fund, imposes transaction fees because transaction costs incurred when purchasing or selling stocks of companies in emerging-market countries are considerably higher than those incurred in either the United States or other developed countries. The Portfolio transaction fees reflect the Manager's estimate of the brokerage and other transaction costs that the Emerging Markets Value Portfolio incurs as a result of purchases or redemptions. Without the fees, the Emerging Markets Value Portfolio would not be reimbursed for these transaction costs, resulting in reduced investment performance for all shareholders of the Portfolio. With the fees, the transaction costs occasioned by purchases or sales of shares of the Emerging


--------------------------------------------------------------------------------
60

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Markets Value Portfolio are borne not by existing shareholders, but by the investors making the purchases and redemptions.

Minimum Investments--Intermediate Duration Institutional Portfolio

Except as otherwise provided, the minimum initial investment in the Intermediate Duration Institutional Portfolio of SCB II is $3,000,000. There is no minimum amount for subsequent investments although the Fund reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in the Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the Portfolio without regard to any minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in the Portfolio or vary the percentage based on the Manager's opinion of the market conditions. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of the Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

    o initial purchases of shares of the Portfolio will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived.

Procedures--For All Portfolios

To purchase shares, you must submit to Bernstein LLC a completed application (unless you currently have an account with us) and payment for the requested shares. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of the Manager. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. dollars. All purchase orders will be confirmed in writing. If no indication is made on the application form, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

The share price you pay will depend on when your order is received in proper form. Orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m. New York time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

The Fund may, at its sole option, accept securities as payment for shares of any Fixed-Income Portfolio or the Intermediate Duration Institutional Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Pricing Portfolio Shares" as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. The Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Fund's NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Fund.

The Fund reserves the right to reject any purchase order and may stop selling shares of any of the Portfolios at any time. Share certificates are issued only upon written request, but no certificates are issued for fractional shares. Shares of the Fund will not be offered in any state where the Fund or a Portfolio of the Fund has not made a notice filing required by state law.

Transaction fees: As discussed above, if you purchase shares of the Emerging Markets Value Portfolio you will pay to this Portfolio a transaction fee of 2.00% of the amount invested.

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  61

SELLING SHARES
--------------------------------------------------------------------------------

You may sell your shares of the Funds by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by the Fund are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to the Fund.

Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets the Fund's requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by the Fund in certain instances. The Fund may waive the requirement that a redemption request must be in writing. The Fund may request further documentation from corporations, executors, administrators, trustees or guardians.

We will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with the Fund unless prior other instructions are on file. If you are a client of the Manager's investment advisory services, the sales proceeds will be held in your account with Bernstein LLC unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed, the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when the Fund or the authorized third-party bank, brokerage-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m. New York time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes. For additional information, see "Dividends, Distributions and Taxes" on pages 64-65.

If you are selling shares recently purchased with a check, we may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

Transaction fees upon redemption: You will be charged a 2% redemption fee upon the sale of shares of the Emerging Markets Value Portfolio that will be deducted from the proceeds of the sale and paid to the Portfolio. This transaction fee is payable only by investors in this Portfolio and is charged because of the additional costs involved in the purchase and sale of these shares. For more information, see pages 9-10.

Restrictions on sales: There may be times during which you may not be able to sell your shares or we may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the Securities and Exchange Commission may, by order, permit.

Sale in-kind: The Fund normally pays proceeds of a sale of Portfolio shares in cash. However, the Fund has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the Fund's SAI.


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62

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Automatic sale of your shares-For all Portfolios except the Intermediate Duration Institutional Portfolio: Under certain circumstances, the Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days prior written notice, sell your remaining shares in that Portfolio and close your account. We will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

Automatic sale of your shares-Intermediate Duration Institutional Portfolio:
Under certain circumstances, the Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,500,000, we may, on at least 60 days' prior written notice, sell your remaining shares in the Portfolio and close your account. We will not close your account if you increase your account balance to $1,500,000 during the 60-day notice period.

Systematic withdrawal plan: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at the Fund's discretion. For further information, call (212) 756-4097.


EXCHANGING SHARES
--------------------------------------------------------------------------------

You may exchange your shares in a Portfolio of SCB for shares of the same class in any other Portfolio of SCB. You may exchange your shares in the Intermediate Duration Institutional Portfolio of SCB II for shares of the same class in any portfolio of SCB. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective net asset values of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. The Fund reserves the right, on behalf of any of the Portfolios, to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

On any exchanges of other Fund shares for shares of the Emerging Markets Value Portfolio, shareholders will be charged the portfolio transaction fee of 2% of the dollar amount exchanged; on any exchanges of shares of the Emerging Markets Value Portfolio for other Fund shares, shareholders will be charged the 2% redemption fee. See pages 9-10 for additional information.

The exchange privilege is available only in states where the exchange may legally be made. While the Fund plans to maintain this exchange policy, changes to this policy may be made upon 90 days prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See "Dividends, Distributions and Taxes."

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  63

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Portfolio of the Funds will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Fixed-Income Portfolios and the Intermediate Duration Institutional Portfolio intend to declare dividends daily and pay them monthly. The Foreign-Stock Portfolios intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you will be subject to tax on this distribution when it is received, even though the distribution represents in effect a return of a portion of your purchase price.

Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Portfolio on which they were paid. The number of shares you receive is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to receive dividends and/or capital gains distributions in cash. You will not receive interest on uncashed dividend, distribution or redemption checks.

Based on our investment objectives and strategies, we expect that, in general, the Fixed-Income Municipal Portfolios will distribute primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities), the Fixed-Income Taxable Portfolios and the Intermediate Duration Institutional Portfolio will distribute primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest), and in general, the Tax-Managed International Value and the Emerging Markets Value Portfolios will distribute primarily capital gains distributions. The International Value Portfolio II may distribute ordinary income dividends and/or capital gains distributions.

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the interest earned on municipal securities) and capital gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a higher rate than long-term capital gains. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Generally, it is intended that dividends paid on shares in both New York Municipal Portfolios, both California Municipal Portfolios and both Diversified Municipal Portfolios will be exempt from federal income taxes. However, any of these Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may be taxed on any capital gains distributions from these Portfolios.

The New York Municipal Portfolios provide income that is generally tax-free for New York state and local personal income tax purposes to the extent that the income is derived from New York Municipal Securities or securities issued by possessions of the United States. Similarly, the California Municipal Portfolios provide income that is generally tax-free for California state personal income tax purposes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities the interest on which is exempt from taxes in that state.


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64

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Interest on certain "private activity bonds" issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes "adjusted current earnings" ("ACE") for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of the Foreign-Stock Portfolios will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S. corporations.

Dividends and interest received by the Fixed-Income Portfolios and the Intermediate Duration Institutional Portfolio that invest in foreign securities, the International Value Portfolios and the Emerging Markets Portfolio may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If you redeem shares of a Portfolio or exchange them for shares of another Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

Under certain circumstances, the Foreign-Stock Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by such Portfolios as paid by their shareholders. If this election is made, you will be required to include your pro rata share of such foreign taxes in computing your taxable income--treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to which the credit or deduction may be claimed. To the extent that such Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio of either Fund. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes.

Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  65

Sanford C. Bernstein Fund, Inc.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial       Foreign-Stock Portfolios
Highlights
                o Tax Managed International Value Portfolio
                o International Value Portfolio II
                o Emerging Markets Value Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain

                                                                                    Tax-Managed
                                                                           International Value Portfolio
                                                      -------------------------------------------------------------------
                                                        Year Ended   Year Ended    Year Ended   Year Ended     Year Ended
                                                         9/30/02     9/30/01 (a)     9/30/00      9/30/99       9/30/98
  Net asset value, beginning of period                      $15.22       $20.44        $20.02       $17.63        $20.92
Income from investment operations:
  Investment income, net                                      0.17         0.21          0.21         0.15          0.20
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies              -2.00        -3.48          0.51         4.04         -1.67
----------------------------------------------------  -------------------------------------------------------------------
  Total from investment operations                           -1.83        -3.27          0.72         4.19         -1.47
----------------------------------------------------  -------------------------------------------------------------------
Less distributions:
  Dividends from taxable net investment income               -0.29        -0.16             0        -0.93         -1.11
  Dividends from tax-exempt net investment income                0            0             0            0             0
  Distributions from net realized gains                          0        -1.79         -0.30        -0.87         -0.71
  Distributions in excess of net realized gains
    due to timing differences                                    0            0             0            0             0
----------------------------------------------------  -------------------------------------------------------------------
  Total distributions                                        -0.29        -1.95         -0.30        -1.80         -1.82
----------------------------------------------------  -------------------------------------------------------------------
  Portfolio transaction fee                                      0            0             0            0             0
  Net asset value, end of period                            $13.10       $15.22        $20.44       $20.02        $17.63
  Total return (b)                                          -12.39%      -17.49%         3.49%       25.35%        -7.19%
----------------------------------------------------  -------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)               $2,365,421   $2,420,323    $3,029,742   $3,654,579    $4,912,583
  Average net assets (000 omitted)                      $2,708,477   $2,828,736    $3,467,670   $4,618,500    $5,309,076
  Ratio of expenses to average net assets                     1.25%        1.25%         1.24%        1.24%         1.26%
  Ratio of net investment income to average net
    assets                                                    1.04%        1.14%         1.02%        0.80%         0.98%
  Portfolio turnover rate                                    63.74%       46.44%        40.62%       31.99%        30.34%


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66

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information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2002 annual report, which is available upon request.

                                                                                        International Value
                                                                                           Portfolio II
                                                              ----------------------------------------------------------------------
                                                                 Year Ended       Year Ended       Year Ended       Year Ended
                                                                   9/30/02         9/30/01 (a)       9/30/00        9/30/99 (c)

  Net asset value, beginning of period                               $14.16          $20.44           $20.11           $19.43
Income from investment operations:
  Investment income, net                                               0.14            0.18             0.23             0.19
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                       -1.90           -3.11             0.31             0.49
----------------------------------------------------          ----------------------------------------------------------------------

  Total from investment operations                                    -1.76           -2.93             0.54             0.68
----------------------------------------------------          ----------------------------------------------------------------------

Less distributions:
  Dividends from taxable net investment income                        -0.45           -0.79            -0.19                0
  Dividends from tax-exempt net investment income                         0               0                0                0
  Distributions from net realized gains                                   0           -2.56            -0.02                0
  Distributions in excess of net realized gains
    due to timing differences                                             0               0                0                0
----------------------------------------------------          ----------------------------------------------------------------------
  Total distributions                                                 -0.45           -3.35            -0.21                0
----------------------------------------------------          ----------------------------------------------------------------------
  Portfolio transaction fee                                               0               0                0                0
  Net asset value, end of period                                     $11.95          $14.16           $20.44           $20.11
  Total return (b)                                                   -13.01%         -16.95%            2.72%            3.50%
----------------------------------------------------          ----------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                        $1,299,449      $1,426,683       $1,907,921       $2,459,123
  Average net assets (000 omitted)                               $1,539,788      $1,718,245       $2,238,111       $2,397,807
  Ratio of expenses to average net assets                              1.29%           1.28%            1.25%           1.26%*
  Ratio of net investment income to average net
    assets                                                             0.97%           1.06%            1.09%           2.23%*
  Portfolio turnover rate                                             67.44%          45.01%           24.24%            9.34%





                                                                                       Emerging Markets Value Portfolio
                                                              ----------------------------------------------------------------------
                                                                 Year         Year           Year         Year          Year
                                                                 Ended        Ended          Ended        Ended         Ended
                                                                9/30/02     9/30/01 (a)     9/30/00      9/30/99       9/30/98

  Net asset value, beginning of period                           $12.48        $16.91        $17.67       $10.11        $22.54
Income from investment operations:
  Investment income, net                                           0.13          0.17          0.14         0.16          0.20
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                    1.04         -4.34         -1.01         7.39        -12.17
----------------------------------------------------          ----------------------------------------------------------------------
  Total from investment operations                                 1.17         -4.17         -0.87         7.55        -11.97
----------------------------------------------------          ----------------------------------------------------------------------
Less distributions:
  Dividends from taxable net investment income                    -0.13         -0.09         -0.10        -0.12         -0.11
  Dividends from tax-exempt net investment income                     0             0            0             0             0
  Distributions from net realized gains                               0         -0.28            0             0         -0.61
  Distributions in excess of net realized gains
    due to timing differences                                         0             0            0         -0.02             0
----------------------------------------------------          ----------------------------------------------------------------------
  Total distributions                                             -0.13         -0.37         -0.10        -0.14         -0.72
----------------------------------------------------          ----------------------------------------------------------------------
  Portfolio transaction fee                                        0.13          0.11          0.21         0.15          0.26
  Net asset value, end of period                                 $13.65        $12.48        $16.91       $17.67        $10.11
  Total return (b)                                                 5.98%(d)    -27.36%(d)     -7.63%(d)   69.88%(d)     -55.09%(d)
----------------------------------------------------          ----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                      $518,984      $499,414      $593,883     $720,444      $362,686
  Average net assets (000 omitted)                             $588,195      $578,168      $718,397     $581,638      $417,615
  Ratio of expenses to average net assets                         1.73%          1.75%         1.71%        1.74%         1.77%
  Ratio of net investment income to average net assets            0.89%          1.10%         0.75%        1.04%         1.29%
  Portfolio turnover rate                                        33.94%         33.58%        27.87%       28.54%        19.56%

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  67

Sanford C. Bernstein Fund, Inc.
FINANCIAL HIGHLIGHTS (CONT'D)
--------------------------------------------------------------------------------

Financial       Fixed-Income Municipal Portfolios
Highlights
                o New York Municipal Portfolio
                o Short Duration New York Municipal Portfolio
                o California Municipal Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain


                                                                                 New York Municipal Portfolio+
                                                              ----------------------------------------------------------------------
                                                                    Year        Year           Year      Year        Year
                                                                   Ended       Ended          Ended     Ended        Ended
                                                                  9/30/02     9/30/01 (a)    9/30/00    9/30/99     9/30/98
  Net asset value, beginning of period                             $13.85      $13.37        $13.36      $13.87      $13.62
Income from investment operations:
  Investment income, net                                             0.54        0.57          0.57        0.56        0.58
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                      0.38        0.48          0.07       -0.46        0.26
----------------------------------------------------------    ---------------------------------------------------------------------
  Total from investment operations                                   0.92        1.05          0.64        0.10        0.84
----------------------------------------------------------    ---------------------------------------------------------------------
Less distributions:
  Dividends from taxable net investment income                      -0.01       -0.02             0       -0.01       -0.01
  Dividends from tax-exempt net investment income                   -0.53       -0.55         -0.57       -0.55       -0.57
  Distributions from net realized gains                                 0           0         -0.05       -0.05       -0.01
  Distributions in excess of net investment income
    due to timing differences                                           0           0             0           0           0
  Distributions in excess of net realized gains
    due to timing differences                                           0           0         -0.01           0           0
----------------------------------------------------------    ---------------------------------------------------------------------
  Total distributions                                               -0.54       -0.57         -0.63       -0.61       -0.59
  Net asset value, end of period                                   $14.23      $13.85        $13.37      $13.36      $13.87
  Total return (b)                                                   6.83%       7.99%         4.93%       0.74%       6.32%
----------------------------------------------------------    ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                        $940,302    $763,728      $673,723    $845,970    $816,082
  Average net assets (000 omitted)                               $835,184    $713,704      $743,412    $843,755    $746,257
  Ratio of expenses to average net assets                            0.66%       0.64%         0.64%       0.64%       0.64%
  Ratio of net investment income to average net assets               3.89%       4.17%         4.33%       4.09%       4.25%
  Portfolio turnover rate                                           36.56%      29.01%        32.88%      35.13%      27.20%


--------------------------------------------------------------------------------
68

--------------------------------------------------------------------------------

information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2002 annual report, which is available upon request.


                                                                                     Short Duration
                                                                              New York Municipal Portfolio
                                                           ---------------------------------------------------------------------
                                                             Year         Year          Year         Year        Year
                                                             Ended        Ended         Ended        Ended       Ended
                                                            9/30/02     9/30/01 (a)    9/30/00      9/30/99     9/30/98
  Net asset value, beginning of period                       $12.54      $12.31         $12.35      $12.47       $12.47
Income from investment operations:
  Investment income, net                                       0.36        0.44           0.48        0.44         0.46
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                0.03        0.23          -0.04       -0.12         0.01
---------------------------------------------------------- ---------------------------------------------------------------------
  Total from investment operations                             0.39        0.67           0.44        0.32         0.47
---------------------------------------------------------- ---------------------------------------------------------------------
Less distributions:
  Dividends from taxable net investment income                    0       -0.03          -0.01       -0.02        -0.01
  Dividends from tax-exempt net investment income             -0.36       -0.41          -0.47       -0.42        -0.45
  Distributions from net realized gains                           0           0              0           0        -0.01
  Distributions in excess of net investment income
    due to timing differences                                     0           0              0           0            0
  Distributions in excess of net realized gains
    due to timing differences                                     0           0              0           0            0
---------------------------------------------------------- ---------------------------------------------------------------------
  Total distributions                                         -0.36       -0.44          -0.48       -0.44        -0.47
  Net asset value, end of period                             $12.57      $12.54         $12.31      $12.35       $12.47
  Total return (b)                                             3.14%       5.55%          3.64%       2.64%        3.86%
---------------------------------------------------------- ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                  $116,307     $87,919        $93,774    $101,901      $78,652
  Average net assets (000 omitted)                         $102,743     $94,322       $106,683     $92,014      $77,989
  Ratio of expenses to average net assets                      0.77%       0.73%          0.72%       0.74%        0.74%
  Ratio of net investment income to average net assets         2.83%       3.56%          3.91%       3.57%        3.66%
  Portfolio turnover rate                                     38.25%      92.84%         65.09%      77.64%       52.93%

                                                                        California Municipal Portfolio+
                                                           ---------------------------------------------------------------------
                                                             Year         Year          Year         Year        Year
                                                             Ended        Ended         Ended        Ended       Ended
                                                            9/30/02     9/30/01 (a)    9/30/00      9/30/99     9/30/98
  Net asset value, beginning of period                       $14.23      $13.81         $13.69      $14.19       $13.90
Income from investment operations:
  Investment income, net                                       0.51        0.57           0.57        0.54         0.57
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                0.36        0.42           0.16       -0.46         0.30
---------------------------------------------------------- ---------------------------------------------------------------------
  Total from investment operations                             0.87        0.99           0.73        0.08         0.87
---------------------------------------------------------- ---------------------------------------------------------------------
Less distributions:
  Dividends from taxable net investment income                    0       -0.04          -0.02       -0.02        -0.02
  Dividends from tax-exempt net investment income             -0.51       -0.53          -0.55       -0.52        -0.55
  Distributions from net realized gains                           0           0          -0.04       -0.04        -0.01
  Distributions in excess of net investment income
    due to timing differences                                     0           0              0           0            0
  Distributions in excess of net realized gains
    due to timing differences                                     0           0              0           0            0
---------------------------------------------------------- ---------------------------------------------------------------------
  Total distributions                                         -0.51       -0.57          -0.61       -0.58        -0.58
  Net asset value, end of period                             $14.59      $14.23         $13.81      $13.69       $14.19
  Total return (b)                                             6.27%       7.33%          5.44%       0.60%        6.37%
---------------------------------------------------------- ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                  $597,222    $491,194       $450,744    $605,962     $549,757
  Average net assets (000 omitted)                         $541,454    $460,729       $524,573    $586,510     $473,077
  Ratio of expenses to average net assets                      0.66%       0.65%          0.64%       0.64%        0.65%
  Ratio of net investment income to average net assets         3.57%       4.07%          4.15%       3.88%        4.04%
  Portfolio turnover rate                                     31.23%      45.61%         48.46%      38.44%       25.33%

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  69

Sanford C. Bernstein Fund, Inc.
FINANCIAL HIGHLIGHTS (CONT'D)
--------------------------------------------------------------------------------

Financial       Fixed-Income Municipal Portfolios
Highlights
                o Short Duration California Municipal Portfolio
                o Diversified Municipal Portfolio
                o Short Duration Diversified Municipal Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain

                                                                                   Short Duration
                                                                             California Municipal Portfolio
                                                           ---------------------------------------------------------------------
                                                             Year         Year          Year         Year        Year
                                                             Ended        Ended         Ended        Ended       Ended
                                                            9/30/02     9/30/01 (a)    9/30/00      9/30/99     9/30/98
  Net asset value, beginning of period                       $12.68      $12.51      $12.53      $12.61        $12.55
Income from investment operations:
  Investment income, net                                       0.35        0.46        0.45        0.40          0.42
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                0.01        0.17        0.02       -0.04          0.07
---------------------------------------------------------- ---------------------------------------------------------------------
  Total from investment operations                             0.36        0.63        0.47        0.36          0.49
---------------------------------------------------------- ---------------------------------------------------------------------
Less distributions:
  Dividends from taxable net investment income                    0       -0.03       -0.03       -0.02         -0.02
  Dividends from tax-exempt net investment income             -0.35       -0.43       -0.42       -0.38         -0.40
  Distributions from net realized gains                           0           0       -0.04       -0.04         -0.01
  Distributions in excess of net investment income
    due to timing differences                                     0           0           0           0             0
  Distributions in excess of net realized gains
    due to timing differences                                     0           0           0           0             0
---------------------------------------------------------- ---------------------------------------------------------------------
  Total distributions                                         -0.35       -0.46       -0.49       -0.44         -0.43
  Net asset value, end of period                             $12.69      $12.68      $12.51      $12.53        $12.61
  Total return (b)                                             2.87%       5.13%       3.87%       2.90%         3.98%
---------------------------------------------------------- ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                   $74,648     $54,073     $58,089    $108,511       $99,050
  Average net assets (000 omitted)                          $61,944     $55,681     $83,374     $97,808       $88,338
  Ratio of expenses to average net assets                      0.79%       0.79%       0.73%       0.73%         0.73%
  Ratio of net investment income to average net assets         2.70%       3.66%       3.58%       3.18%         3.34%
  Portfolio turnover rate                                     28.14%      60.33%      94.20%     126.65%        77.01%

--------------------------------------------------------------------------------
70

--------------------------------------------------------------------------------

information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2002 annual report, which is available upon request.

                                                                                Diversified Municipal Portfolio+
                                                           ---------------------------------------------------------------------
                                                                 Year         Year           Year         Year        Year
                                                                Ended        Ended           Ended        Ended       Ended
                                                               9/30/02     9/30/01 (a)      9/30/00      9/30/99     9/30/98
  Net asset value, beginning of period                         $14.05          $13.50        $13.47       $13.96       $13.74
Income from investment operations:
  Investment income, net                                         0.56            0.59          0.58         0.56         0.58
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                  0.32            0.55          0.08        -0.46         0.23
---------------------------------------------------------- ---------------------------------------------------------------------
  Total from investment operations                               0.88            1.14          0.66          0.1         0.81
---------------------------------------------------------- ---------------------------------------------------------------------
Less distributions:
  Dividends from taxable net investment income                      0           -0.01         -0.01        -0.02        -0.02
  Dividends from tax-exempt net investment income               -0.56           -0.58         -0.57        -0.54        -0.56
  Distributions from net realized gains                             0               0         -0.05        -0.03        -0.01
  Distributions in excess of net investment income
    due to timing differences                                       0               0             0            0            0
  Distributions in excess of net realized gains
    due to timing differences                                       0               0             0            0            0
---------------------------------------------------------- ---------------------------------------------------------------------
  Total distributions                                           -0.56           -0.59         -0.63        -0.59        -0.59
  Net asset value, end of period                               $14.37          $14.05        $13.50       $13.47       $13.96
  Total return (b)                                               6.42%           8.63%         5.04%        0.77%        5.98%
---------------------------------------------------------- ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                  $1,731,818      $1,388,653    $1,205,781   $1,517,233   $1,385,785
  Average net assets (000 omitted)                         $1,532,681      $1,277,970    $1,329,585   $1,458,118   $1,250,621
  Ratio of expenses to average net assets                        0.64%           0.63%         0.63%        0.63%        0.63%
  Ratio of net investment income to average net assets           3.96%           4.30%         4.30%        4.08%        4.17%
 Portfolio turnover rate                                        21.85%          25.88%        34.94%       44.69%       22.00%


                                                                                        Short Duration
                                                                                Diversified Municipal Portfolio
                                                           ---------------------------------------------------------------------
                                                                 Year         Year           Year         Year         Year
                                                                Ended        Ended          Ended        Ended         Ended
                                                              9/30/02     9/30/01 (a)      9/30/00      9/30/99       9/30/98
  Net asset value, beginning of period                         $12.70         $12.44         $12.49       $12.57       $12.56
Income from investment operations:
  Investment income, net                                         0.37           0.47           0.47         0.42         0.45
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                  0.10           0.26          -0.01        -0.05         0.04
---------------------------------------------------------- ---------------------------------------------------------------------
  Total from investment operations                               0.47           0.73           0.46         0.37         0.49
---------------------------------------------------------- ---------------------------------------------------------------------
Less distributions:
  Dividends from taxable net investment income                      0          -0.01          -0.01        -0.01        -0.01
  Dividends from tax-exempt net investment income               -0.37          -0.46          -0.46        -0.41        -0.44
  Distributions from net realized gains                         -0.01             $0              0        -0.03        -0.03
  Distributions in excess of net investment income
    due to timing differences                                       0              0              0            0            0
  Distributions in excess of net realized gains
    due to timing differences                                       0              0          -0.04            0            0
---------------------------------------------------------- ---------------------------------------------------------------------
  Total distributions                                           -0.38          -0.47          -0.51        -0.45        -0.48
  Net asset value, end of period                               $12.79         $12.70         $12.44       $12.49       $12.57
  Total return (b)                                               3.81%          5.98%          3.77%        2.91%        4.02%
---------------------------------------------------------- ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                    $200,696       $156,920       $158,315     $170,722     $158,553
  Average net assets (000 omitted)                           $182,317       $144,315       $168,807     $167,918     $150,699
  Ratio of expenses to average net assets                        0.71%          0.71%          0.71%        0.71%        0.71%
  Ratio of net investment income to average net assets           2.92%          3.73%          3.75%        3.29%        3.58%
  Portfolio turnover rate                                       55.64%         76.89%         99.12%       95.33%       99.93%


--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  71

Sanford C. Bernstein Fund, Inc.
FINANCIAL HIGHLIGHTS (CONT'D)
--------------------------------------------------------------------------------

Financial       Fixed-Income Taxable Portfolios
Highlights
                o U.S. Government Short Duration Portfolio
                o Short Duration Plus Portfolio
                o Intermediate Duration Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain


                                                                        U.S. Government Short Duration Portfolio
                                                           ---------------------------------------------------------------------
                                                                Year          Year           Year         Year        Year
                                                               Ended         Ended          Ended        Ended       Ended
                                                              9/30/02      9/30/01 (a)     9/30/00      9/30/99     9/30/98

  Net asset value, beginning of period                         $13.07         $12.49         $12.46       $12.66      $12.53
Income from investment operations:
  Investment income, net                                         0.40           0.59           0.61         0.58        0.64
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                  0.16           0.58           0.03        -0.20        0.13
---------------------------------------------------------- ---------------------------------------------------------------------
  Total from investment operations                               0.56           1.17           0.64         0.38        0.77
---------------------------------------------------------- ---------------------------------------------------------------------
Less distributions:
  Dividends from taxable net investment income                  -0.40          -0.59          -0.61        -0.58       -0.64
  Distributions from net realized gains                             0              0              0            0           0
  Distributions from return on capital                              0              0              0            0           0
  Distributions in excess of net investment income
    due to timing differences                                       0              0              0            0           0
  Distributions in excess of net realized gains
    due to timing differences                                       0              0              0            0           0
---------------------------------------------------------- ---------------------------------------------------------------------
  Total distributions                                           -0.40          -0.59          -0.61        -0.58       -0.64
  Net asset value, end of period                               $13.23         $13.07         $12.49       $12.46      $12.66
  Total return (b)                                               5.42%          9.62%          5.30%        3.07%       6.35%
---------------------------------------------------------- ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                    $115,400       $101,664        $95,617     $127,598    $138,037
  Average net assets (000 omitted)                           $106,080       $101,326       $112,827     $132,741    $139,410
  Ratio of expenses to average net assets                        0.74%          0.72%          0.72%        0.70%       0.70%
  Ratio of net investment income to average net assets           3.04%          4.65%          4.91%        4.61%       5.13%
  Portfolio turnover rate                                      229.97%        343.55%        159.52%       82.16%      56.93%

--------------------------------------------------------------------------------
72

--------------------------------------------------------------------------------


information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2002 annual report, which is available upon request.

                                                                                Short Duration Plus Portfolio
                                                           ---------------------------------------------------------------------
                                                                Year         Year          Year         Year        Year
                                                                Ended        Ended         Ended        Ended       Ended
                                                               9/30/02     9/30/01 (a)    9/30/00      9/30/99     9/30/98
  Net asset value, beginning of period                          $12.69         $12.25     $12.33          $12.53      $12.53
Income from investment operations:
  Investment income, net                                          0.50           0.68       0.72            0.67        0.65
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies                   0.09           0.44      -0.08           -0.20        0.09
---------------------------------------------------------- ---------------------------------------------------------------------
  Total from investment operations                                0.59           1.12       0.64            0.47        0.74
---------------------------------------------------------- ---------------------------------------------------------------------
Less distributions:
  Dividends from taxable net investment income                   -0.50          -0.66      -0.72           -0.67       -0.72
  Distributions from net realized gains                              0              0          0               0           0
  Distributions from return on capital                               0          -0.01          0               0           0
  Distributions in excess of net investment income
    due to timing differences                                        0          -0.01          0               0       -0.02
  Distributions in excess of net realized gains
    due to timing differences                                        0              0          0               0           0
---------------------------------------------------------- ---------------------------------------------------------------------
  Total distributions                                            -0.50          -0.68      -0.72           -0.67       -0.74
  Net asset value, end of period                                $12.78         $12.69     $12.25          $12.33      $12.53
  Total return (b)                                                4.78%          9.40%      5.37%           3.82%       6.10%
---------------------------------------------------------- ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                     $397,719       $367,738   $407,516        $557,016    $595,087
  Average net assets (000 omitted)                            $377,656       $377,112   $490,232        $569,298    $591,866
  Ratio of expenses to average net assets                         0.67%          0.67%      0.66%           0.65%       0.64%
  Ratio of net investment income to average net assets            3.95%          5.48%      5.88%           5.36%       5.24%
  Portfolio turnover rate                                       226.31%        377.16%    194.48%          95.60%      71.40%


                                                                                Intermediate Duration Portfolio
                                                           ---------------------------------------------------------------------
                                                             Year         Year          Year         Year        Year
                                                             Ended        Ended         Ended        Ended       Ended
                                                            9/30/02     9/30/01 (a)    9/30/00      9/30/99     9/30/98
  Net asset value, beginning of period                      $12.98        $12.51       $12.67       $13.49       $13.38
Income from investment operations:
  Investment income, net                                      0.59          0.72         0.81         0.77         0.73
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies               0.10          0.47        -0.16        -0.63         0.37
--------------------------------------------------------- ----------------------------------------------------------------------
  Total from investment operations                            0.69          1.19         0.65         0.14         1.1
--------------------------------------------------------- ----------------------------------------------------------------------
Less distributions:
  Dividends from taxable net investment income               -0.59         -0.68        -0.81        -0.76        -0.80
  Distributions from net realized gains                          0             0            0        -0.10        -0.17
  Districutions from return on capital                           0         -0.04            0            0            0
  Distributions in excess of net investment income
    due to timing differences                                    0             0            0        -0.03        -0.02
  Distributions in excess of net realized gains
    due to timing differences                                    0             0            0        -0.07            0
---------------------------------------------------------- ---------------------------------------------------------------------
  Total distributions                                        -0.59         -0.72        -0.81        -0.96        -0.99
  Net asset value, end of period                            $13.08        $12.98       $12.51       $12.67       $13.49
  Total return (b)                                            5.48%         9.80%        5.37%        1.04%        8.59%
---------------------------------------------------------- ---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)               $2,151,988    $2,130,691   $2,041,914   $2,674,408   $2,541,549
  Average net assets (000 omitted)                      $2,135,339    $2,060,159   $2,298,018   $2,601,959   $2,303,250
  Ratio of expenses to average net assets                     0.61%         0.61%        0.60%        0.60%        0.60%
  Ratio of net investment income to average net               4.57%         5.66%        6.48%        5.89%        5.41%
    assets
  Portfolio turnover rate                                   726.53%       532.33%      378.19%      229.75%      233.08%


--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  73

Sanford C. Bernstein Fund II, Inc.
FINANCIAL HIGHLIGHTS (CONT'D)
--------------------------------------------------------------------------------

Financial
Highlights
               o Intermediate
                 Duration
                 Institutional
                 Portfolio


The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2002 annual report, which is available upon request.

                                                     Intermediate Duration
                                                     Institutional Portfolio
                                                  ------------------------------
                                                           Period Ended
                                                            9/30/02 (e)

  Net asset value, beginning of period                       $15.00 (f)
Income from investment operations:
  Investment income, net                                      $0.25
  Net realized and unrealized gain (loss) on
    investments, futures and foreign currencies               $0.44
  Total from investment operations                            $0.69
Less distributions:
  Dividends from taxable net investment income                -0.25
  Dividends from tax-exempt net investment income                 0
  Distributions from net realized gains                           0
  Distributions in excess of net investment income
    due to timing differences                                     0
  Distributions in excess of net realized gains
    due to timing differences                                     0
  Total distributions                                        -$0.25
  Net asset value, end of period                             $15.44
  Total return (b)                                             4.62%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                  $328,393
  Average net assets (000 omitted)                         $237,462
  Ratio of expenses to average net assets                      0.45%*
  Ratio of expenses to average net assets
    before reimbursement                                       0.75%*
  Ratio of net investment income to average
    net assets                                                 4.37%*
  Portfolio turnover rate                                    323.94%

--------------------------------------------------------------------------------
74

FINANCIAL HIGHLIGHTS (NOTES)
--------------------------------------------------------------------------------

*    Annualized
+    These are the financial highlights of the Municipal Class.
(a) Prior to October 2, 2000, Sanford C. Bernstein & Co., Inc. served as investment manager to the Fund. On October 2, 2000, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Sanford C. Bernstein & Co., Inc. and became investment adviser for the Fund.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)  Commenced operations April 30, 1999.
(d) This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the 2.00% portfolio transaction fee. Total return to a shareholder for the years ending September 30, 2002, September 30, 2001, September 30, 2000, September 30, 1999, and September 30, 1998, without taking into account these transaction fees would have been 10.35%, (24.37)%, (3.82)%, 76.88% and (53.24)%, respectively.
(e)  Commenced operations May 17, 2002.
(f) Prior to commencement of operations, May 17, 2002, Alliance Capital redeemed 1,333 shares representing $16,666 of Intermediate Duration Institutional Portfolio and made a capital contribution of $16,666 into the Portfolio, adjusting the opening net asset value per share from $12.50 to $15.00.

--------------------------------------------------------------------------------
                                                Prospectus--February 1, 2003  75

                      This page intentionally left blank.

                      This page intentionally left blank.

         February 1, 2003

         Prospectus

Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund II, Inc.

         The Statement of Additional Information (SAI) of each Fund includes further information about that Fund and its investment policies. The SAIs have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference into this Prospectus. This means that each SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus. Further information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. To obtain free copies of any of these documents or make inquiries about either Fund, call (212) 756-4097 collect or write to us at: 1345 Avenue of the Americas, New York, NY 10105.

         You can also obtain copies from the SEC's internet site at http://www.sec.gov, by visiting the SEC's Public Reference Room in Washington, D.C., by sending an e-mail to public-info@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You can call (202) 942-8090 for information on the operation of the Public Reference Room.

         Sanford C. Bernstein Fund, Inc., SEC file number: 811-5555

         Sanford C. Bernstein Fund II, Inc., SEC file number: 811-21034

Alliance
Municipal
Income
Portfolios

The Alliance Municipal Income Portfolios seek to provide the highest level of income exempt from federal and state tax that is available without assuming undue risk.

Prospectus

February 1, 2003

     Alliance Municipal Portfolios

     >  National Portfolio
     >  Insured National Portfolio
     >  California Portfolio
     >  Insured California Portfolio
     >  Arizona Portfolio
     >  Florida Portfolio
     >  Massachusetts Portfolio
     >  Michigan Portfolio
     >  Minnesota Portfolio
     >  New Jersey Portfolio
     >  New York Portfolio
     >  Ohio Portfolio
     >  Pennsylvania Portfolio
     >  Virginia Portfolio

     Alliance Intermediate Municipal Portfolios

     >  Intermediate Diversified Municipal Portfolio
     >  Intermediate California Municipal Portfolio
     >  Intermediate New York Municipal Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
                                                       Alliance Capital[LOGO](R)

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY .......................................................    3

Investment Objectives, and Principal Policies and Risks ...................    4
Performance and Bar Chart Information .....................................    5
Summary of Principal Risks ................................................   22

FEES AND EXPENSES OF THE PORTFOLIOS .......................................   23

GLOSSARY ..................................................................   26

DESCRIPTION OF THE PORTFOLIOS .............................................   27

Investment Objectives .....................................................   27
Principal Policies ........................................................   27
Description of Additional Investment Practices ............................   30
Additional Risk Considerations ............................................   35

MANAGEMENT OF THE PORTFOLIOS ..............................................   35

PURCHASE AND SALE OF SHARES ...............................................   36

How The Portfolios Value Their Shares .....................................   36
How To Buy Shares .........................................................   36
How To Exchange Shares ....................................................   36
How To Sell Shares ........................................................   37

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   37

DISTRIBUTION ARRANGEMENTS .................................................   39

GENERAL INFORMATION .......................................................   40

FINANCIAL HIGHLIGHTS ......................................................   41

The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Municipal Income Portfolios. The Alliance Municipal Portfolios and the Alliance Intermediate Municipal Portfolios are together referred to in this Prospectus as the "Portfolios." You will find additional information about each Portfolio, including a detailed description of the risks of an investment in each Portfolio, after this Summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment policies, principal risks and fees. The Summary includes a short discussion of some of the principal risks of investing in each Portfolio. A further discussion of these and other risks begins on page 22.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

INVESTMENT OBJECTIVES AND
PRINCIPAL POLICIES AND RISKS

Investment Objectives

Alliance Municipal Portfolios:

The investment objective of each Alliance Municipal Portfolio, except the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described in this Prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal income tax as is consistent with preservation of capital.

Alliance Intermediate Municipal Portfolios:

The investment objective of each Alliance Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).

Principal Policies

Alliance Municipal Portfolios:

Each Alliance Municipal Portfolio pursues its objective by investing principally in high-yielding, predominantly medium quality, municipal securities with interest that is exempt from federal income tax, although these securities may pay interest that is subject to the federal Alternative Minumum tax ("AMT") for certain taxpayers. The Insured National Portfolio and the Insured California Portfolio invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT ("AMT-Exempt bonds") whereas the other Alliance Municipal Portfolios may invest without limit in municipal securities paying interest subject to AMT ("AMT-Subject bonds"). The average weighted maturity of the securities in each Alliance Municipal Portfolio will normally range between 10 and 30 years.

Each of the Alliance Municipal Portfolios that invest in a named state (the "State Portfolios"), pursues its objective by investing principally in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax. In addition, each State Portfolio is non-diversified.

Each of the Insured National Portfolio and the Insured California Portfolio also pursues its objective by investing primarily in insured securities.

Each Alliance Municipal Portfolio also may invest in:

o zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and

o     derivatives, such as options, futures, forwards, and swap transactions.

Alliance Intermediate Municipal Portfolios:

Each Alliance Intermediate Municipal Portfolio pursues its objective by investing principally in municipal securities rated A or better by national rating agencies and comparably rated municipal notes. Each of the Intermediate New York Municipal Portfolio and the Intermediate California Municipal Portfolio (the "Intermediate State Portfolios") also principally invests in a portfolio of municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. Each Alliance Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Each Intermediate State Portfolio is non-diversified.

Each Alliance Intermediate Municipal Portfolio also may invest in:

o lower-rated fixed-income securities (securities rated BB or B by national rating agencies); and

o     derivatives, such as options, futures, forwards and swap transactions.

Principal Risks: The principal risks of investing in each Portfolio are interest rate risk, credit risk, municipal market risk and derivatives risk. In addition, the State Portfolios and Intermediate State Portfolios are subject to non-diversification risk. These risks are described below.

PERFORMANCE AND BAR CHART INFORMATION

For each Alliance Municipal Portfolio, the performance table shows the Portfolio's average annual total returns before and (for Class A shares) after taxes and the bar chart shows the Portfolio's annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

o how the Portfolio's average annual total returns, before and (for Class A shares) after taxes, for one, five and 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Portfolio's performance from year to year over 10 years (or over the life of the Portfolio if the Portfolio is less than 10 years old).

A Portfolio's past performance, before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolios.

National Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                         1         5         10
                                       Year      Years     Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes        -0.40%     2.67%      5.06%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions         -0.45%     2.53%      4.87%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                    1.75%     3.06%      5.02%
--------------------------------------------------------------------------------
Class B    Return Before Taxes         0.37%     2.86%      5.05%
--------------------------------------------------------------------------------
Class C    Return Before Taxes         2.34%     2.86%      4.80%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                                  9.60%     6.06%      6.71%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99      00      01       02
--------------------------------------------------------------------------------
 13.32   -9.64   22.27   4.33   10.00   5.72    -5.89    9.77    4.85     4.03

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 9.35%, 1st quarter, 1995; and Worst Quarter was down -7.66%, 1st quarter, 1994.

Insured National Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                       1         5         10
                                     Year      Years     Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes       2.33%     3.47%      5.51%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions        2.30%     3.25%      5.11%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                  3.15%     3.52%      5.17%
--------------------------------------------------------------------------------
Class B    Return Before Taxes       3.32%     3.64%      5.49%
--------------------------------------------------------------------------------
Class C    Return Before Taxes       5.21%     3.64%      5.23%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                                9.60%     6.06%      6.71%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01       02
--------------------------------------------------------------------------------
 13.04  -9.20   22.45    4.60   9.66    5.62    -6.61   12.05    4.80     6.92

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 10.33%, 1st quarter, 1995; and Worst Quarter was down -7.29%, 1st quarter, 1994.

California Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                    1          5        10
                                   Year      Years    Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.62%     3.88%     5.82%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.54%     3.81%     5.76%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.52%     4.03%     5.71%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     3.57%     4.07%     5.78%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     5.47%     4.07%     5.53%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.71%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 12.90 -10.10   23.95    4.36   10.89   6.35    -3.30   10.14    4.07    7.22

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 10.85%, 1st quarter, 1995; and Worst Quarter was down -7.24%, 1st quarter, 1994.

Insured California Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5        10
                                   Year      Years    Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes     4.02%     4.52%     5.81%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      3.90%     4.34%     5.56%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                4.13%     4.38%     5.48%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     4.75%     4.65%     5.75%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     6.67%     4.65%     5.48%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.71%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 13.13 -11.03   24.16    2.57   10.03   6.12    -4.73   14.53    2.86    8.60

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 10.90%, 1st quarter, 1995; and Worst Quarter was down -8.75%, 1st quarter, 1994.

Arizona Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.28%     4.55%     6.27%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.19%     4.48%     6.12%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.22%     4.59%     6.03%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     3.10%     4.74%     6.29%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     5.10%     4.74%     6.07%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     7.05%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/1/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a    n/a    18.11    5.18   10.47   7.29    -2.42   10.72    5.42    6.79

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 8.18%, 1st quarter, 1995; and Worst Quarter was down -2.74%,1st quarter, 1996.

Florida Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                    1          5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     3.32%     4.35%     5.44%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      3.32%     4.32%     5.42%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                4.03%     4.47%     5.41%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     4.21%     4.54%     5.43%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     6.21%     4.54%     5.16%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a   -11.77   24.37   4.00   10.78   6.22    -3.81   10.61    5.99    7.86

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 9.73%, 1st quarter, 1995; and Worst Quarter was down -10.14%, 1st quarter, 1994.

Massachusetts Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     1.66%     3.90%     6.66%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      1.59%     3.82%     6.39%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                2.91%     4.06%     6.32%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     2.48%     4.10%     6.69%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     4.48%     4.10%     6.46%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.97%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 3/29/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a    n/a    18.63    8.00   11.82   6.79    -4.65   11.93    4.65    6.18

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 7.69%, 1st quarter, 1995; and Worst Quarter was down -2.54%, 4th quarter, 1999.

Michigan Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     3.68%     5.01%     6.50%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      3.57%     4.88%     6.17%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                4.04%     4.88%     6.07%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     4.42%     5.17%     6.51%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     6.42%     5.17%     6.27%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.40%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 2/25/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a    n/a    24.02    4.78   11.49   6.41    -2.89   12.52    5.91    8.24

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 10.14%, 1st quarter, 1995; and Worst Quarter was down -2.93%, 1st quarter, 1996.

Minnesota Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                    1         5       Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.44%     4.41%     5.21%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.38%     4.36%     5.18%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.33%     4.49%     5.19%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     3.14%     4.57%     5.19%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     5.13%     4.58%     4.93%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
-------------------------------------------------------------------------------
  n/a   -8.78   17.81    4.70   10.05   6.56    -3.05   11.60    5.08    6.98

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 7.94%, 1st quarter, 1995; and Worst Quarter was down -8.37%, 1st quarter, 1994.

New Jersey Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     0.43%     3.34%     4.82%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      0.33%     3.30%     4.78%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                2.06%     3.62%     4.87%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     1.17%     3.50%     4.81%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     3.17%     3.52%     4.54%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
  n/a   -10.13  21.48    4.02   10.22   7.05    -4.52   11.10    3.32    4.91

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 8.82%, 1st quarter, 1995; and Worst Quarter was down -8.92%, 1st quarter, 1994.

New York Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5         10
                                   Year      Years     Years**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.11%     3.68%     5.48%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.07%     3.63%     5.43%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.28%     3.91%     5.45%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     2.64%     3.81%     5.44%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     4.64%     3.80%     5.16%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.71%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
** Inception Dates for Class B shares: 1/4/93 and Class C shares: 5/3/93. Performance information for periods prior to the inception of Class B and Class C shares is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
12.76   -10.13  21.22    4.25   11.20   5.89    -4.12   11.12    3.98    6.63

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 8.93%, 1st quarter, 1995; and Worst Quarter was down -7.52%, 1st quarter, 1994.

Ohio Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5       Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     1.40%     3.65%     5.04%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      1.35%     3.62%     5.01%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                2.81%     3.90%     5.07%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     2.21%     3.84%     5.03%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     4.21%     3.83%     4.77%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 n/a    -10.36   20.07   4.62   11.65   5.99    -3.71   10.29    4.80    5.92

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 9.29%, 1st quarter, 1995; and Worst Quarter was down -9.32%, 1st quarter, 1994.

Pennsylvania Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     2.74%     4.24%     5.58%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      2.69%     4.18%     5.53%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.58%     4.33%     5.49%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     3.54%     4.43%     5.57%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     5.54%     4.43%     5.30%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.30%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 6/25/93.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 n/a    -9.83   22.07    5.64   10.60   6.36    -4.97   10.85    6.98    7.27

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 9.78%, 1st quarter, 1995; and Worst Quarter was down -8.15%, 1st quarter, 1994.

Virginia Portfolio
--------------------------------------------------------------------------------

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                     1         5      Since
                                   Year      Years  Inception**
--------------------------------------------------------------------------------
Class      Return Before Taxes     3.42%     4.36%     6.51%
A***       ---------------------------------------------------------------------
           Return After Taxes
             on Distributions      3.36%     4.28%     6.19%
           ---------------------------------------------------------------------
           Return After Taxes on
             Distributions and
             Sale of Portfolio
             Shares                3.98%     4.43%     6.14%
--------------------------------------------------------------------------------
Class B    Return Before Taxes     4.29%     4.55%     6.54%
--------------------------------------------------------------------------------
Class C    Return Before Taxes     6.29%     4.55%     6.31%
--------------------------------------------------------------------------------
Lehman     (reflects no
Brothers     deduction for
Municipal    fees, expenses,
Bond         or taxes)
Index                              9.60%     6.06%     6.94%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**    Inception Date for Class A, Class B and Class C shares is 4/29/94.
***   After-tax Returns:
      - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99      00      01      02
--------------------------------------------------------------------------------
 n/a      n/a   20.15    7.17   11.52   7.08    -2.46    9.31    4.87    8.01

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 9.26%, 1st quarter, 1995; and Worst Quarter was down -1.25%, 3rd quarter, 1999.

Intermediate Diversified Municipal Portfolio
--------------------------------------------------------------------------------

The returns shown below in the Performance Table (before and after taxes) and Bar Chart are for the Portfolio's Diversified Municipal Class which is not offered in this Prospectus but would have substantially similar annual returns as the Portfolio's Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Portfolio's Class A, Class B and Class C shares do not have the same expenses.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                            1         5         10
                                          Year      Years      Years
--------------------------------------------------------------------------------
Diversified    Return Before Taxes        6.79%     5.00%      5.36%
Municipal      -----------------------------------------------------------------
Class*         Return After Taxes
                 on Distributions         6.78%     4.94%      5.28%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Portfolio
                 Shares                   5.71%     4.80%      5.15%
--------------------------------------------------------------------------------
Lehman         (reflects no
Brothers         deduction for
Five Year        fees, expenses,
General          or taxes)
Obligation
Municipal
Bond Index                                9.00%     5.80%      5.85%
--------------------------------------------------------------------------------

*     After-tax Returns:
      - Are shown for the Portfolio's Diversified Municipal Class shares only and will vary for the Class A, Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's Diversified Municipal Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 8.44   -2.52   12.97    3.64   6.68    4.62     0.45    7.81    5.49    6.97

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 5.03%, 1st quarter, 1995; and Worst Quarter was down -2.82%, 1st quarter, 1994.

Intermediate California Municipal Portfolio
--------------------------------------------------------------------------------

The returns shown below in the Performance Table (before and after taxes) and Bar Chart are for the Portfolio's California Municipal Class which is not offered in this Prospectus but would have substantially similar annual returns as the Portfolio's Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Portfolio's Class A, Class B and Class C shares do not have the same expenses.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                          1         5         10
                                        Year      Years      Years
--------------------------------------------------------------------------------
California      Return Before Taxes     5.81%     4.76%      5.19%
Municipal       ----------------------------------------------------------------
Class*          Return After Taxes
                  on Distributions      5.81%     4.68%      5.11%
                ----------------------------------------------------------------
                Return After Taxes on
                  Distributions and
                  Sale of Portfolio
                  Shares                4.95%     4.55%      4.97%
--------------------------------------------------------------------------------
Lehman          (reflects no
Brothers          deduction for
Five Year         fees, expenses,
General           or taxes)
Obligation
Municipal
Bond Index                              9.00%     5.80%      5.85%
--------------------------------------------------------------------------------

*     After-tax Returns:
      - Are shown for the Portfolio's California Municipal Class shares only and will vary for the Class A, Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's California Municipal Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 8.25   -3.15   13.72    3.72   6.34    5.12    -0.06   8.53     4.57    5.81

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 5.48%, 1st quarter, 1995; and Worst Quarter was down -2.88%, 1st quarter, 1994.

Intermediate New York Municipal Portfolio
--------------------------------------------------------------------------------

The returns shown below in the Performance Table (before and after taxes) and Bar Chart are for the Portfolio's New York Municipal Class which is not offered in this Prospectus but would have substantially similar annual returns as the Portfolio's Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The annual returns would differ only to the extent that the Portfolio's Class A, Class B and Class C shares do not have the same expenses.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2002)

--------------------------------------------------------------------------------
                                         1         5       10
                                       Year      Years    Years
--------------------------------------------------------------------------------
New York       Return Before Taxes     7.28%     5.00%     5.34%
Municipal      -----------------------------------------------------------------
Class*         Return After Taxes
                 on Distributions      7.27%     4.94%     5.25%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Portfolio
                 Shares                5.98%     4.81%     5.14%
--------------------------------------------------------------------------------
Lehman         (reflects no
Brothers         deduction for
Five Year        fees, expenses,
General          or taxes)
Obligation
Municipal
Bond Index                             9.00%     5.80%     5.85%
--------------------------------------------------------------------------------

*     After-tax Returns:
      - Are shown for the Portfolio's New York Municipal Class shares only and will vary for the Class A, Class B and C shares because these Classes have higher expense ratios;
      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
      - Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Portfolio's New York Municipal Class shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  93      94      95      96     97      98       99     00       01      02
--------------------------------------------------------------------------------
 8.56   -2.55   12.97    3.53   6.54    5.21    -0.03   8.20     4.54    7.28

                                                               Calendar Year End

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best Quarter was up 4.87%, 1st quarter, 1995; and Worst Quarter was down -2.90%, 1st quarter, 1994.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a particular Portfolio's investments as a whole. All of the Portfolios are subject to these risks and could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

o Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a Portfolio's investments to decline. Many municipal securities have call features that allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and the principal received by the Portfolio when a security is called is usually reinvested at lower yield.

      The Portfolios experience increased interest rate risk to the extent they invest in:

      --    lower rated securities or comparable unrated securities;

      --    debt securities with longer maturities;

      -- debt securities paying no current interest, such as zero coupon securities; or

      -- debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

o Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

o Municipal Market Risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the State Portfolios and Intermediate State Portfolios may invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political, regulatory occurrences or terrorism. To the extent that the National Portfolio or the Intermediate Diversified Municipal Portfolio invest in a particular state's municipal securities, these Portfolios are subject to the same risks. A Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

o Non-Diversification Risk. Concentration of investments in a small number of securities tends to increase risks. The State Portfolios and Intermediate State Portfolios are not "diversified." This means they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

o Derivatives Risk. The Portfolios use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as inverse floating rate instruments and reverse repurchase agreements may result in leverage, which can make the Portfolios more volatile and can compound other risks.

o Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous price. All of the Portfolios, particularly the State Portfolios and Intermediate State Portfolios, are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent a Portfolio invests in debt securities whose sale may be restricted by law or by contract.

o Management Risk. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                            Class A Shares       Class B Shares          Class C Shares
                                                            --------------       --------------          ---------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         4.25%                None                     None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)                    None                 3.0%*                    1.0**

Exchange Fee                                                None                 None                     None


--------------------------------------------------------------------------------

* Class B Shares of every Portfolio automatically convert to Class A Shares after 6 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year.
**    For Class C shares, the CDSC is 0% after the first year.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                 Annual Operating Expenses                                                   Examples
-----------------------------------------------------------    --------------------------------------------------------------------
National Portfolio            Class A    Class B    Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                              -------    -------    -------                      -------  --------   ---------  --------  ---------
  Management Fees                .63%       .63%       .63%    After 1st Yr       $  489   $  437     $  137     $  237    $  137
  Distribution (12b-1) Fees      .30%      1.00%      1.00%    After 3 Yrs. (c)   $  711   $  616     $  516     $  514    $  514
  Other Expenses                 .14%       .14%       .13%    After 5 Yrs. (c)   $  951   $  920     $  920     $  916    $  916
                               -----      -----       ----     After 10 Yrs. (c)  $1,639   $1,694(a)  $1,694(a)  $2,039    $2,039
  Total Portfolio
    Operating Expenses          1.07%      1.77%      1.76%
                               =====      =====       ====
  Waiver and/or Expense
    Reimbursement (b)           (.42)%     (.42)%     (.41)%
                               =====      =====       ====
  Net Expenses                   .65%      1.35%      1.35%
                               =====      =====       ====


Insured National
Portfolio                     Class A    Class B    Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                              -------    -------    -------                      -------  --------   ---------  --------  ---------
  Management Fees                .62%       .62%       .62%    After 1st Yr       $  524   $  475     $  175     $  274    $  174
  Distribution (12b-1) Fees      .30%      1.00%      1.00%    After 3 Yrs. (c)   $  757   $  667     $  567     $  564    $  564
  Other Expenses                 .21%       .22%       .21%    After 5 Yrs. (c)   $1,010   $  984     $  984     $  979    $  979
                               -----      -----       ----     After 10 Yrs. (c)  $1,731   $1,792(a)  $1,792(a)  $2,138    $2,138
  Total Portfolio
    Operating Expenses          1.13%      1.84%      1.83%
                               =====      =====       ====
  Waiver and/or Expense
    Reimbursement (b)           (.12)%     (.12)%     (.12)%
                               =====      =====       ====
  Net Expenses                  1.01%      1.72%      1.71%
                               =====      =====       ====


California Portfolio          Class A    Class B    Class C                      Class A  Class B+   Class B++  Class C+  Class C++
                              -------    -------    -------                      -------  --------   ---------  --------  ---------
  Management Fees                .63%       .63%       .63%    After 1st Yr       $  499   $  449     $  149     $  249    $  149
  Distribution (12b-1) Fees      .30%      1.00%      1.00%    After 3 Yrs. (c)   $  709   $  617     $  517     $  514    $  514
  Other Expenses                 .08%       .09%       .08%    After 5 Yrs. (c)   $  936   $  909     $  909     $  905    $  905
                               -----      -----       ----     After 10 Yrs. (c)  $1,587   $1,647(a)  $1,647(a)  $1,999    $1,999
  Total Portfolio
    Operating Expenses          1.01%      1.72%      1.71%
                               =====      =====       ====
  Waiver and/or Expense
    Reimbursement (b)           (.25)%     (.26)%     (.25)%
                               =====      =====       ====
  Net Expenses                   .76%      1.46%      1.46%
                               =====      =====       ====

--------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.
(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse the Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.

              Annual Operating Expenses                                                   Examples
------------------------------------------------------  ----------------------------------------------------------------------

Insured California
Portfolio                    Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .55%     .55%     .55%   After 1st Yr       $  526   $  476      $  176      $  276    $  176
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs        $  739   $  645      $  545      $  545    $  545
  Other Expenses               .18%     .18%     .18%   After 5 Yrs        $  969   $  939      $  939      $  939    $  939
                             -----    -----    -----    After 10 Yrs       $1,631   $1,686(a)   $1,686(a)   $2,041    $2,041
  Total Portfolio
    Operating Expenses        1.03%    1.73%    1.73%
                             =====    =====    =====


Arizona Portfolio            Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
Management Fees                .63%     .63%     .63%   After 1st Yr       $  501   $  451      $  151      $  251    $  151
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  734   $  639      $  539      $  539    $  539
  Other Expenses               .19%     .19%     .19%   After 5 Yrs. (c)   $  984   $  954      $  954      $  954    $  954
                             -----    -----    -----    After 10 Yrs. (c)  $1,701   $1,756(a)   $1,756(a)   $2,109    $2,109
  Total Portfolio
    Operating Expenses        1.12%    1.82%    1.82%
                             =====    =====    =====
  Waiver and/or Expense
    Reimbursement (b)         (.34)%   (.34)%   (.34)%
                             =====    =====    =====
Net Expenses                   .78%    1.48%    1.48%
                             =====    =====    =====


Florida Portfolio            Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .63%     .63%     .63%   After 1st Yr       $  501   $  451      $  151      $  251    $  151
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  727   $  633      $  533      $  533    $  533
  Other Expenses               .16%     .16%     .16%   After 5 Yrs. (c)   $  972   $  941      $  941      $  941    $  941
  Total Portfolio                                       After 10 Yrs. (c)  $1,671   $1,726(a)   $1,726(a)   $2,080    $2,080
    Operating Expenses        1.09%    1.79%    1.79%
                             =====    =====    =====
   Waiver and/or Expense
    Reimbursement (b)         (.31)%   (.31)%   (.31)%
                             =====    =====    =====
   Net Expenses                .78%    1.48%    1.48%
                             =====    =====    =====


Massachusetts Portfolio      Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .63%     .63%     .63%   After 1st Yr       $  505   $  455      $  155      $  255    $  155
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  737   $  645      $  545      $  543    $  543
  Other Expenses               .19%     .20%     .19%   After 5 Yrs. (c)   $  988   $  961      $  961      $  957    $  957
                             -----    -----    -----    After 10 Yrs. (c)  $1,705   $1,765(a)   $1,765(a)   $2,113    $2,113
  Total Portfolio
    Operating Expenses        1.12%    1.83%    1.82%
                             =====    =====    =====
  Waiver and/or Expense
    Reimbursement (b)         (.30)%   (.31)%   (.30)%
                             =====    =====    =====
  Net Expenses                 .82%    1.52%    1.52%
                             =====    =====    =====


Michigan Portfolio           Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .63%     .63%     .63%   After 1st Yr       $  524   $  474      $  174      $  274    $  174
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  774   $  683      $  583      $  585    $  585
  Other Expenses               .28%     .29%     .30%   After 5 Yrs. (c)   $1,043   $1,017      $1,017      $1,022    $1,022
                             -----    -----    -----    After 10 Yrs. (c)  $1,812   $1,872(a)   $1,872(a)   $2,236    $2,236
  Total Portfolio
    Operating Expenses        1.21%    1.92%    1.93%
                             =====    =====    =====
  Waiver and/or Expense
    Reimbursement (b)         (.20)%   (.21)%   (.22)%
                             =====    =====    =====
Net Expenses                  1.01%    1.71%    1.71%
                             =====    =====    =====


Minnesota Portfolio          Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                             -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees              .63%     .63%     .63%   After 1st Yr       $  513   $  463      $  163      $  263    $  163
  Distribution (12b-1) Fees    .30%    1.00%    1.00%   After 3 Yrs. (c)   $  780   $  687      $  587      $  587    $  587
  Other Expenses               .36%     .36%     .36%   After 5 Yrs. (c)   $1,067   $1,037      $1,037      $1,037    $1,037
                             -----    -----    -----    After 10 Yrs. (c)  $1,883   $1,938(a)   $1,938(a)   $2,285    $2,285
  Total Portfolio
    Operating Expenses        1.29%    1.99%    1.99%
                             =====    =====    =====
  Waiver and/or Expense
    Reimbursement (b)         (.39)%   (.39)%   (.39)%
                             =====    =====    =====
  Net Expenses                 .90%    1.60%    1.60%
                             =====    =====    =====

--------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.
(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse the Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.

                Annual Operating Expenses                                                   Examples
--------------------------------------------------------   -----------------------------------------------------------------------
New Jersey Portfolio         Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  510    $  460     $  160      $  260    $  160
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  740    $  648     $  548      $  546    $  546
  Other Expenses                .18%      .19%      .18%   After 5 Yrs. (c)    $  988    $  962     $  962      $  958    $  958
                              -----     -----     -----    After 10 Yrs. (c)   $1,699    $1,759(a)  $1,759(a)   $2,107    $2,107
  Total Portfolio
    Operating Expenses         1.11%     1.82%     1.81%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.24)%    (.25)%    (.24)%
                              =====     =====     =====
  Net Expenses                  .87%     1.57%     1.57%
                              =====     =====     =====


New York Portfolio           Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  482    $  431     $  131      $  231    $  131
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  700    $  613     $  513      $  510    $  510
  Other Expenses                .12%      .15%      .14%   After 5 Yrs. (c)    $  936    $  919     $  919      $  914    $  914
                              -----     -----     -----    After 10 Yrs. (c)   $1,612    $1,684(a)  $1,684(a)   $2,044    $2,044
  Total Portfolio
    Operating Expenses         1.05%     1.78%     1.77%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.47)%    (.49)%    (.48)%
                              =====     =====     =====
  Net Expenses                  .58%     1.29%     1.29%
                              =====     =====     =====


Ohio Portfolio               Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  508    $  458     $  158      $  258    $  158
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  746    $  653     $  553      $  553    $  553
  Other Expenses                .22%      .22%      .22%   After 5 Yrs. (c)    $1,003    $  973     $  973      $  973    $  973
                              -----     -----     -----    After 10 Yrs. (c)   $1,738    $1,793(a)  $1,793(a)   $2,145    $2,145
  Total Portfolio
    Operating Expenses         1.15%     1.85%     1.85%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.30)%    (.30)%    (.30)%
                              =====     =====     =====
  Net Expenses                  .85%     1.55%     1.55%
                              =====     =====     =====


Pennsylvania Portfolio       Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  518    $  468     $  168      $  268    $  168
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  752    $  660     $  560      $  558    $  558
  Other Expenses                .20%      .21%      .20%   After 5 Yrs. (c)    $1,004    $  978     $  978      $  974    $  974
                              -----     -----     -----    After 10 Yrs. (c)   $1,726    $1,786(a)  $1,786(a)   $2,133    $2,133
  Total Portfolio
    Operating Expenses         1.13%     1.84%     1.83%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.18)%    (.19)%    (.18)%
                              =====     =====     =====
  Net Expenses                  .95%     1.65%     1.65%
                              =====     =====     =====


Virginia Portfolio           Class A   Class B   Class C                      Class A   Class B+   Class B++   Class C+  Class C++
                             -------   -------   -------                      -------   --------   ---------   --------  ---------
  Management Fees               .63%      .63%      .63%   After 1st Yr        $  495    $  445     $  145      $  245    $  145
  Distribution (12b-1) Fees     .30%     1.00%     1.00%   After 3 Yrs. (c)    $  734    $  642     $  542      $  542    $  542
  Other Expenses                .22%      .23%      .23%   After 5 Yrs. (c)    $  991    $  965     $  965      $  965    $  965
                              -----     -----     -----    After 10 Yrs. (c)   $1,726    $1,787(a)  $1,787(a)   $2,144    $2,144
  Total Portfolio
    Operating Expenses         1.15%     1.86%     1.86%
                              =====     =====     =====
  Waiver and/or Expense
    Reimbursement (b)          (.43)%    (.44)%    (.44)%
                              =====     =====     =====
  Net Expenses                  .72%     1.42%     1.42%
                              =====     =====     =====

--------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.
(b) Alliance has contractually agreed to waive a portion of its advisory fee and/or reimburse the Portfolio for a portion of its operating expenses to the extent necessary to maintain the Portfolio's distribution rate, as determined from time to time by the Board of Directors (the "Distribution Rate"). This waiver extends through the Portfolio's current fiscal year and may be extended by Alliance for additional one-year terms. The table reflects the current level of this waiver/reimbursement. The amount of this waiver/reimbursement may vary from time to time as is necessary to maintain the Distribution Rate.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Portfolio operating expenses is not extended beyond its current period.

                Annual Operating Expenses                                                Examples
-------------------------------------------------------   ---------------------------------------------------------------------

Intermediate Diversified
Municipal Portfolio           Class A  Class B  Class C                    Class A  Class B+    Class B++   Class C+  Class C++
                              -------  -------  -------                    -------  --------    ---------   --------  ---------
  Management Fees               .48%     .48%     .48%    After 1st Year    $  517   $  468      $  168      $  268    $  168
  Distribution (12b-1) Fees     .30%    1.00%    1.00%    After 3 Years     $  712   $  620      $  520      $  520    $  520
  Other Expenses                .16%     .17%     .17%    After 5 Years     $  923   $  897      $  897      $  897    $  897
                               ----    -----    -----     After 10 Years    $1,531   $1,591(a)   $1,591(a)   $1,955    $1,955
  Total Portfolio
    Operating Expenses          .94%    1.65%    1.65%
                               ====    =====    =====


Intermediate California
Municipal Portfolio          Class A   Class B  Class C                   Class A  Class B+    Class B++   Class C+  Class C++
                             -------   -------  -------                   -------  --------    ---------   --------  ---------
  Management Fees               .50%     .50%     .50%   After 1st Year    $  520   $  471      $  171      $  271    $  171
  Distribution (12b-1) Fees     .30%    1.00%    1.00%   After 3 Years     $  721   $  630      $  530      $  530    $  530
  Other Expenses                .17%     .18%     .18%   After 5 Years     $  938   $  913      $  913      $  913    $  913
                               ----    -----    -----    After 10 Years    $1,564   $1,625(a)   $1,625(a)   $1,987    $1,987
  Total Portfolio
    Operating Expenses          .97%    1.68%    1.68%
                               ====    =====    =====


Intermediate New York
Municipal Portfolio          Class A   Class B  Class C                   Class A  Class B+    Class B++   Class C+  Class C++
                             -------   -------  -------                   -------  --------    ---------   --------  ---------
  Management Fees               .50%     .50%     .50%   After 1st Year    $  518   $  470      $  170      $  269    $  169
  Distribution (12b-1) Fees     .30%    1.00%    1.00%   After 3 Years     $  715   $  626      $  526      $  523    $  523
  Other Expenses                .15%     .17%     .17%   After 5 Years     $  928   $  907      $  907      $  902    $  902
                               ----    -----    -----    After 10 Years    $1,542   $1,609(a)   $1,609(a)   $1,965    $1,965
  Total Portfolio
    Operating Expenses          .95%    1.67%    1.66%
                               ====    =====    =====

--------------------------------------------------------------------------------

+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a)   Assumes Class B shares convert to Class A shares after 6 years.


--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

AMT-Exempt bonds are municipal securities with interest that is not subject to the AMT.

AMT-Subject bonds are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

Bonds are fixed, floating and variable rate debt obligations and may include zero coupon securities.

High Quality Commercial Notes are commercial notes rated MIG-2 (or VMIG-2) or higher by Moody's or SP-2 or higher by S&P.

Insured Securities are municipal securities that are insured as to the payment of principal and interest.

Lower-rated municipal securities are municipal securities rated Ba or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Medium-quality municipal securities are municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Municipal securities are debt obligations issued by (i) in the case of the National, Intermediate Diversified Municipal and Insured National Portfolios, states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations and (ii) in the case of each of the State Portfolios and Intermediate State Portfolios, the named state and its respective political subdivisions, agencies and instrumentalities. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

Zero coupon securities are bonds, notes and other debt securities issued without interest coupons.

COMPANIES AND RATING AGENCIES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

OTHER

AMT is the federal alternative minimum tax.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

1940 Act is the Investment Company Act of 1940, as amended.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

o Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices and Additional Risk Considerations following this section.

o Additional descriptions of each Portfolio's strategies, investments and risks, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

o Except as noted, (i) the Portfolios' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Portfolios' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities held by a Portfolio after they are purchased by the Portfolio will not cause the Portfolio to be in violation of such limitation.

INVESTMENT OBJECTIVES

Alliance Municipal Portfolios:

The investment objective of each Alliance Municipal Portfolio, other than the Insured California Portfolio, is to earn the highest level of current income, exempt from Federal and state taxation to the extent described in this Prospectus, that is available without assuming what Alliance considers to be undue risk, by investing principally in high-yielding, predominantly medium quality, municipal securities. The investment objective of the Insured California Portfolio is to provide as high a level of current income, exempt from Federal income tax and California personal income tax as is consistent with preservation of capital.

Alliance Intermediate Municipal Portfolios:

The investment objective of each Alliance Intermediate Municipal Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes). The investment objectives of the Alliance Intermediate Municipal Portfolios are not fundamental.

PRINCIPAL POLICIES

Alliance Municipal Portfolios:

As a matter of fundamental policy, each Alliance Municipal Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest which is exempt from federal income tax (including AMT for the Insured National Portfolio and Insured California Portfolio). For purposes of this policy, net assets include any borrowings for investment purposes. Each Alliance Municipal Portfolio invests at least 75% of its total assets in municipal securities rated Baa or higher by Moody's or BBB or higher by S&P or Fitch, or, if unrated, determined by Alliance to be of equivalent quality. The average dollar weighted maturity of the securities in each Alliance Municipal Portfolio will normally range between 10 and 30 years.

Each Alliance Municipal Portfolio also may invest up to 35% of its total assets in zero coupon securities.

National and Insured National Portfolios. The Insured National Portfolio also invests, under normal circumstances, at least 80% of its net assets in insured securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. As a matter of fundamental policy, the Insured National Portfolio, under normal circumstances, invests at least 65% of its total assets in insured securities. The National and Insured National Portfolios may invest 25% or more of their total assets in municipal securities whose issuers are located in the same state. The National Portfolio invests principally in, and is permitted to invest without limit in, AMT-Subject bonds and the Insured National Portfolio invests principally in AMT-Exempt bonds.

State Portfolios. As a matter of fundamental policy, each State Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state's income tax, or in the case of Florida, the Florida intangible personal property tax. For purposes of this policy, net assets include any borrowings for investment purposes. Each State Portfolio is non-diversified and, except for the Insured California Portfolio, may invest without limit in AMT-Subject bonds.

The Insured California Portfolio invests, under normal circumstances, at least 80% of its net assets in insured securities. For purposes of this policy, net assets include any borrowings for investment purposes. This policy may not be changed without 60 days' prior written notice to shareholders. As a matter of fundamental policy, the Insured California Portfolio, under normal circumstances, invests at least 65% of its total assets in insured securities.

Each State Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax (or the Florida intangible personal property tax) in the named state. When Alliance believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, any State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.

Alliance Intermediate Municipal Portfolios:

As a matter of fundamental policy, each Alliance Intermediate Municipal Portfolio invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, each of the Intermediate State Portfolios invests, under normal circumstances, at least 80% of its net assets in municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. For purposes of these policies, net assets include any borrowings for investment purposes. Each Intermediate State Portfolio is non-diversified.

The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each Alliance Intermediate Municipal Portfolio will invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies and comparably rated municipal notes.

Each Alliance Intermediate Municipal Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around 5 years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% should interest rates fall 1%. In managing an Alliance Intermediate Municipal Portfolio, Alliance may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. Alliance may moderately shorten the average duration of an Alliance Intermediate Municipal Portfolio when Alliance expects interest rates to rise and modestly lengthen average duration when Alliance anticipates that rates will fall.

Each Alliance Intermediate Municipal Portfolio also may:

      -- invest up to 20% of its total assets in fixed-income securities rated below investment grade (BB or B by national rating agencies);

      -- invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in Alliance's opinion, these securities will enhance the after-tax return for the Portfolio's investors;

      -- invest in certain types of mortgage-related securities such as "Interest Only" (IO) or "Principal Only" (PO) securities, and

      --    use derivatives, such as options, futures, forwards and swaps.

Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as either "general obligation" or "revenue" (or "special tax") bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each Alliance Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

The high tax-free yields sought by the Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that normally no Alliance Municipal Portfolio will retain a municipal security downgraded below Caa by Moody's and CCC by S&P and Fitch, or if unrated, determined by Alliance to have undergone similar credit quality deterioration. Alliance may, however, choose to retain such a security if it determines that doing so is in the best interests of the Alliance Municipal Portfolio and its shareholders; provided, however, that securities subject to such a downgrade will at no time comprise more than 10% of a Portfolio's net assets. No Alliance Intermediate Municipal Portfolio will retain a security downgraded below B by Moody's, S&P and Fitch.

Unrated municipal securities may be purchased by a Portfolio when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

As of the following Portfolios' fiscal years ended in 2002, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by Alliance to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:

                                                     BELOW      AMT-
                                                  INVESTMENT   SUBJECT
PORTFOLIO         AAA      AA       A        BBB     GRADE      BONDS
---------         ---      --       -        ---     -----      -----

Alliance
Municipal
Portfolios:

National          40%       9%      18%      17%      16%        43%

Insured
  National        72       21        2       --        5          0

Arizona           53       11        7       13       16         24

California        46        9       10       11       23         40

Insured
  California      87        2        8       --        3          0

Florida           42        8       14       14       22         45

Massachusetts     52       16        4       16       12         41

Michigan          57        6       16        6       15         20

Minnesota         49       20       21        4        5         37

New Jersey        60        8       14       12        5         47

New York          36       22       32        4        6         39

Ohio              50        3       18       19        9         42

Pennsylvania      36       23        9       16       15         44

Virginia          32       25       16        8       19         55

Alliance
Intermediate
Municipal
Portfolios:

Intermediate
  Diversified
  Municipal       58%      23%      10%       6%       5%        12%

Intermediate
  California
  Municipal       75       11       11        3        2         12

Intermediate
  New York
  Municipal       61       22       14        4        1          9

In recent years, California began a large scale deregulation of its power utility industry. One aspect of this deregulation is a mandatory cap on energy prices that California utilities can charge to their customers. Recent significant increases in the market cost of energy purchased by many California utilities has caused these utilities to come under financial pressures, as they have been unable to pass these increased costs to their customers. As a result, many power utilities experienced difficulty purchasing sufficient energy to meet demand and difficulty paying their suppliers. Some California utilities have suspended debt service payments on outstanding debt or payments to suppliers. The California Portfolio holds municipal securities issued by two utility companies that have experienced these difficulties: Pacific Gas and Electric ("PG&E") and Southern California Edison ("SCE"), two of the largest California utility companies. The municipal securities owned by the California Portfolio are pollution control bonds which are secured as to the ultimate payment of principal by first mortgage bonds backed by substantially all of the real property and assets of PG&E and SCE. To date, all interest payments on these bonds have been made. Alliance believes that the current value of this collateral is substantially in excess of the issuer's obligations on the bonds. The California Portfolio's interests in the bonds ranks equally with the interests of the other secured bond holders. As of December 31, 2002, PG&E and SCE comprised, respectively, approximately 6.90% and 1.41% of the California Portfolio's total assets.

On April 6, 2001 PG&E filed a voluntary petition of relief under Chapter 11 of the Bankruptcy Code. SCE has been able to avert bankruptcy and its financial condition has improved. Moody's and S&P's current ratings of PG&E and SCE's long term secured debt are, for PG&E, B3 from Moody's and CCC from S&P and, for SCE, Ba2 and BB. Although California state officials and the utilities are continuing to attempt to find a solution to the electricity supply and pricing problems, it is unclear at this time how the credit ratings of these municipal securities will be affected. Alliance continues to monitor this situation.

All Portfolios may use derivatives, such as options, futures, forwards and swap transactions, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest.

Insurance Feature of the Insured National and Insured California Portfolios. The Insured National Portfolio and Insured California Portfolio normally invest at least 80% of their net assets in insured securities. Based upon the expected composition of each of the Insured National Portfolio and Insured California Portfolios, Alliance estimates that the annual premiums for insurance will range from .12 of 1% to .75 of 1% of the average net assets of each Portfolio. Although the insurance feature reduces certain financial risks, the premiums for insurance, which are paid from each of the Portfolio's assets, will reduce their current yields. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional credit support. While insurance for municipal securities held by the Insured National Portfolio and Insured California Portfolio reduces credit risk by insuring that the Portfolios will receive payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates or other factors.

The Insured National Portfolio and Insured California Portfolio may obtain insurance on their municipal securities or purchase insured municipal securities covered by policies issued by any insurer having a claims-paying ability rated A or higher by Moody's, S&P or Fitch. No more than 25% of each Portfolio's total assets may be invested in insured municipal securities covered by policies issued by insurers having a claims-paying ability rated below AA by Moody's, S&P or Fitch.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes certain of the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section. There can be no assurance that at any given time a Portfolio will engage in any of these derivative or other practices.

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

      The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Alliance Municipal Portfolios will enter into swap transactions only with counterparties whose debt securities have ratings of at least A (or the equivalent), and, with respect to the Alliance Intermediate Municipal Portfolios, the highest rating category of at least one nationally recognized statistical rating organization, or, in either case, counterparties with guarantors with debt securities having such ratings.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described below under "Variable, Floating and Inverse Floating Rate Instruments." No Alliance Intermediate Municipal Portfolio will invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.


Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios intend to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. There are no specific limitations on the writing and purchasing of options by the Alliance Municipal Portfolios. No Alliance Intermediate Municipal Portfolio will write any option if immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.


A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Alliance Municipal Portfolios will write uncovered call or put options. The Alliance Intermediate Municipal Portfolios will write only covered options or other derivatives or financial instruments. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

An Alliance Municipal Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." An Alliance Municipal Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities or U.S. Government securities and contracts based on any index of municipal securities or U.S. Government securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes. The Alliance Intermediate Municipal Portfolios may invest in options on futures contracts also to manage the effective maturity or duration of fixed-income securities. No Alliance Municipal Portfolio will enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Portfolio and the futures contracts subject to outstanding options written by the Portfolio would exceed 50% of its total assets. No Alliance Intermediate Municipal Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Portfolio that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Alliance Intermediate Municipal Portfolios may also enter into these transactions as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. No Alliance Intermediate Municipal Portfolio will use swaps to leverage the Portfolio. Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Forward Commitments. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by an Alliance Municipal Portfolio if, as a result, the Portfolio's aggregate forward commitments under such transactions would be more than 20% of its total assets.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Loans of Portfolio Securities. Each Alliance Intermediate Municipal Portfolio may make secured loans of its portfolio securities up to 30% of its total assets to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The

Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan of portfolio securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Portfolio may invest in Variable Rate Demand Notes (VRDN) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of rising interest rates, and increase more rapidly during periods of falling interest rates, than those of fixed-rate securities.

Zero Coupon Securities. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Illiquid Securities. Each Portfolio will limit its investments in illiquid securities to 15% (10% for the National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio, and Insured California Portfolio) of its net assets. Illiquid securities generally include, (i) direct placements or other securities for which there is no readily available market (e.g. when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

Repurchase Agreements. A Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Temporary Defensive Position. For temporary defensive purposes when business or financial conditions warrant, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents (limited, in the case of the Florida Portfolio, to short-term U.S. Government securities or repurchase agreements). While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.

Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

ADDITIONAL RISK CONSIDERATIONS

Municipal Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, Alliance will attempt to identify issuers of lower-rated securities whose financial condition are adequate to meet future obligations, has improved, or is expected to improve in the future.

Leverage. When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

Unrated Securities. Alliance also will consider investments in unrated securities for a Portfolio when Alliance believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Non-diversified Status. Each of the State Portfolios and Intermediate State Portfolios is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio and Intermediate State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios and Intermediate State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. Each Portfolio's SAI provides specific information about the state in which a Portfolio invests.

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                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

Investment Adviser and Portfolio Manager

Each Portfolio's Adviser is Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $386 billion (of which approximately $140 billion represented assets of investment companies). As of September 30, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have approximately 7 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance as a percentage of average daily net assets:

                                      Fee as a
                                    percentage of
                                    average daily          Fiscal
Portfolio                            net assets*         Year Ending
--------                           --------------       ------------
Alliance Municipal
Portfolios:
National Portfolio .............        .20%              10/31/02
Insured National
  Portfolio ....................        .50%              10/31/02
California Portfolio ...........        .38%              10/31/02
Insured California
  Portfolio ....................        .55%              10/31/02
Arizona Portfolio ..............        .29%               9/30/02
Florida Portfolio ..............        .32%               9/30/02
Massachusetts
  Portfolio ....................        .33%               9/30/02
Michigan Portfolio .............        .51%               9/30/02
Minnesota Portfolio ............        .35%               9/30/02
New Jersey Portfolio ...........        .38%               9/30/02
New York Portfolio .............        .15%              10/31/02
Ohio Portfolio .................        .33%               9/30/02
Pennsylvania Portfolio .........        .45%               9/30/02
Virginia Portfolio .............        .26%               9/30/02

                                      Fee as a
                                    percentage of
                                    average daily          Fiscal
Portfolio                            net assets*         Year Ending
--------                           --------------       ------------
Alliance Intermediate
Municipal Portfolios:
Intermediate Diversified
  Municipal Portfolio ..........         .48%              9/30/02
Intermediate California
  Municipal Portfolio ..........         .50%              9/30/02
Intermediate New York
  Municipal Portfolio ..........         .50%              9/30/02

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* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

The employees of Alliance principally responsible for each Alliance Municipal Portfolio's investment program are Mr. David M. Dowden, and Mr. Terrance T. Hults. Messrs. Dowden and Hults have served in this capacity for each Alliance Municipal Portfolio since 1994 and 1995, respectively. Mr. Dowden is a Vice President of ACMC with which he has been associated since 1994. Mr. Hults is a Vice President of ACMC with which he has been associated since 1995.

Investment decisions for each Alliance Intermediate Municipal Portfolio are made by Investment Policy Groups of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.

The Portfolios' SAIs have more detailed information about Alliance and other Portfolio service providers.

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                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE PORTFOLIOS VALUE THEIR SHARES

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Portfolios' directors believe accurately reflect fair market value.

Your order for the purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Portfolio. Your purchase of Portfolio shares may be subject to an initial sales charge. Sales of Portfolio shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

HOW TO BUY SHARES

You may purchase shares of any of the Portfolios through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Portfolios' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

           Minimum investment amounts are:

           o Initial:                                   $1,000

           o Subsequent:                                $   50

           o Automatic Investment Program:              $   25

If you are an existing Portfolio shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form. Call (800) 221-5672 to arrange a transfer from your bank account.

Each Portfolio is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

Each Portfolio may refuse any order to purchase shares. In particular, the Portfolios reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

HOW TO EXCHANGE SHARES

You may exchange your Portfolio shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Portfolios may modify, restrict, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o     Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request before 4:00 p.m., Eastern time, and submit it to the Portfolio by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your financial representative is responsible for submitting all necessary documentation to the Portfolio and may charge you for this service.

o     Selling Shares Directly To A Portfolio

By Mail:

      -- Send a signed letter of instruction or stock power form, along with your certificates, to:

                     Alliance Global Investor Services, Inc.
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003
                                 1-800-221-5672

      --    For certified or overnight deliveries, send to:

                     Alliance Global Investor Services, Inc.
                             8000 IH 10 W, 4th Floor
                              San Antonio, TX 78230

      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signature. Stock power forms are available from your financial intermediary, Alliance Global Investor Services, Inc. ("AGIS"), and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone request must be made by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Portfolios declare dividends on their shares on each business day from the Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend or distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

Taxes

Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios (other than the Insured National Portfolio and Insured

California Portfolio) invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions is eligible for the dividends-received deduction available to corporations.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the National Portfolio, Insured National Portfolio and Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes and, in the case of the Florida Portfolio, the portion of the net asset value of such Portfolio that is exempt from Florida intangible personal property tax.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

State Portfolios and Intermediate State Portfolios:

Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

California, Insured California and Intermediate California Municipal Portfolios. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax.

Florida Portfolio. It is anticipated that Portfolio shares will be exempt from the Florida intangible personal property tax. Florida does not impose an individual income tax. Dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Michigan income, intangible and single business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and single business taxes.

Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

New Jersey Portfolio. It is anticipated that substantially all of the income dividends and capital gains distributions paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.

New York Portfolio and Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

Ohio Portfolio. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

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                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Portfolios offer three classes of shares through this Prospectus.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV with an initial sales charge, as follows:

                                Initial Sales Charge
                                --------------------
                                                         Commission
                                                             to
                                as % of                 Dealer/Agent
                                  Net        as % of       as % of
                                Amount      Offering      Offering
Amount Purchased               Invested       Price         Price
-----------------             ----------   -----------  ------------
Up to $100,000                    4.44%        4.25%         4.00%
$100,000 up to $250,000           3.36         3.25          3.00
$250,000 up to $500,000           2.30         2.25          2.00
$500,000 up to $1,000,000         1.78         1.75          1.50

You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but you may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Portfolio's Combined Purchase Privilege, Cumulative Quantity Discount (Right of Accumulation), Statement of Intention, Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and the SAI about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at NAV without an initial sales charge. A Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 3 years of purchase. The CDSC varies depending on the number of years that you hold the shares. The CDSC amounts are:

                      Year Since Purchase            CDSC
                      ------------------            ------

                       First                            3%

                       Second                           2%

                       Third                            1%

                       Fourth                         None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without any initial sales charge. The Portfolio will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

Asset-Based Sales Charge or Rule 12b-1 Fees. Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is:

                                         Rule 12b-1 Fee
                                        (as a percent of
                                        aggregate average
                                        daily net assets)
                                       -------------------
           Class A                              .30%
           Class B                             1.00%
           Class C                             1.00%

Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries

Choosing a Class of Shares. The decision as to which class is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge, as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Portfolio shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Portfolios may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Portfolio's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Portfolio, including requirements as to the minimum initial and subsequent investment amounts.

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                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number,
(800)-221-5672. Some services are described in the Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call (800)-227-4618.

Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

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                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent auditors of the National Portfolio, Insured National Portfolio, California Portfolio, Insured California Portfolio, Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, New York Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio, and by PricewaterhouseCoopers LLP, the independent accountants of the Intermediate Diversified Municipal Portfolio, Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)+(a)   and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------
National Portfolio
  Class A
  Year ended 10/31/02 ...    $10.34     $ 0.54          $(0.53)        $ 0.01      $(0.54)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...     10.14       0.54            0.21           0.75       (0.54)        (0.01)           0.00
  Year ended 10/31/00 ...     10.02       0.55            0.12           0.67       (0.55)         0.00            0.00
  Year ended 10/31/99 ...     11.09       0.52           (0.93)         (0.41)      (0.52)        (0.04)          (0.10)
  Year ended 10/31/98 ...     10.94       0.55            0.18           0.73       (0.55)        (0.03)           0.00
  Class B
  Year ended 10/31/02 ...    $10.33     $ 0.46          $(0.52)        $(0.06)     $(0.47)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...     10.13       0.47            0.21           0.68       (0.47)        (0.01)           0.00
  Year ended 10/31/00 ...     10.00       0.48            0.13           0.61       (0.48)         0.00            0.00
  Year ended 10/31/99 ...     11.08       0.44           (0.93)         (0.49)      (0.44)        (0.05)          (0.10)
  Year ended 10/31/98 ...     10.94       0.46            0.19           0.65       (0.46)        (0.05)           0.00
  Class C
  Year ended 10/31/02 ...    $10.34     $ 0.47          $(0.54)        $(0.07)     $(0.47)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...     10.13       0.47            0.22           0.69       (0.47)        (0.01)           0.00
  Year ended 10/31/00 ...     10.00       0.48            0.13           0.61       (0.48)         0.00            0.00
  Year ended 10/31/99 ...     11.08       0.45           (0.94)         (0.49)      (0.45)        (0.04)          (0.10)
  Year ended 10/31/98 ...     10.94       0.47            0.18           0.65       (0.47)        (0.04)           0.00

Insured National
Portfolio
  Class A
  Year ended 10/31/02 ...    $10.07     $ 0.45          $(0.14)        $ 0.31      $(0.45)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...      9.58       0.45            0.50           0.95       (0.45)        (0.01)           0.00
  Year ended 10/31/00 ...      9.33       0.45            0.26           0.71       (0.45)        (0.01)           0.00
  Year ended 10/31/99 ...     10.52       0.43           (0.95)         (0.52)      (0.43)        (0.02)          (0.22)
  Year ended 10/31/98 ...     10.49       0.44            0.28           0.72       (0.44)        (0.05)          (0.20)
  Class B
  Year ended 10/31/02 ...    $10.05     $ 0.37          $(0.14)        $ 0.23      $(0.38)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...      9.56       0.38            0.50           0.88       (0.38)        (0.01)           0.00
  Year ended 10/31/00 ...      9.31       0.40            0.26           0.66       (0.40)        (0.01)           0.00
  Year ended 10/31/99 ...     10.52       0.36           (0.97)         (0.61)      (0.36)        (0.02)          (0.22)
  Year ended 10/31/98 ...     10.49       0.37            0.28           0.65       (0.37)        (0.05)          (0.20)
  Class C
  Year ended 10/31/0 ....    $10.05     $ 0.37          $(0.13)        $ 0.24      $(0.38)       $(0.01)         $ 0.00
  Year ended 10/31/01 ...      9.56       0.38            0.50           0.88       (0.38)        (0.01)           0.00
  Year ended 10/31/00 ...      9.32       0.40            0.25           0.65       (0.40)        (0.01)           0.00
  Year ended 10/31/99 ...     10.52       0.36           (0.96)         (0.60)      (0.36)        (0.02)          (0.22)
  Year ended 10/31/98 ...     10.49       0.37            0.28           0.65       (0.37)        (0.05)          (0.20)

California Portfolio
  Class A
  Year ended 10/31/02 ...    $11.00     $ 0.55          $(0.15)        $ 0.40      $(0.54)       $(0.02)         $ 0.00
  Year ended 10/31/01 ...     10.88       0.54            0.14           0.68       (0.54)        (0.02)           0.00
  Year ended 10/31/00 ...     10.58       0.56            0.30           0.86       (0.56)         0.00            0.00
  Year ended 10/31/99 ...     11.34       0.54           (0.73)         (0.19)      (0.54)        (0.03)           0.00
  Year ended 10/31/98 ...     11.04       0.56            0.32           0.88       (0.56)        (0.02)           0.00
  Class B
  Year ended 10/31/02 ..     $11.00     $ 0.47          $(0.14)        $ 0.33      $(0.47)       $(0.02)         $ 0.00
  Year ended 10/31/01 ...     10.88       0.46            0.15           0.61       (0.46)        (0.03)           0.00
  Year ended 10/31/00 ...     10.58       0.48            0.30           0.78       (0.48)         0.00            0.00
  Year ended 10/31/99 ...     11.34       0.46           (0.73)         (0.27)      (0.46)        (0.03)           0.00
  Year ended 10/31/98 ...     11.04       0.48            0.33           0.81       (0.48)        (0.03)           0.00
  Class C
  Year ended 10/31/02 ...    $11.00     $ 0.47          $(0.14)        $ 0.33      $(0.47)       $(0.02)         $ 0.00
  Year ended 10/31/01 ...     10.88       0.46            0.15           0.61       (0.46)        (0.03)           0.00
  Year ended 10/31/00 ...     10.58       0.48            0.30           0.78       (0.48)         0.00            0.00
  Year ended 10/31/99 ...     11.33       0.46           (0.72)         (0.26)      (0.46)        (0.03)           0.00
  Year ended 10/31/98 ...     11.04       0.48            0.32           0.80       (0.48)        (0.03)           0.00

Insured California
Portfolio
  Class A
  Year ended 10/31/02 ...    $14.45     $ 0.62          $(0.12)        $ 0.50      $(0.62)       $(0.04)         $(0.12)
  Year ended 10/31/01 ...     13.74       0.63            0.74           1.37       (0.63)        (0.03)           0.00
  Year ended 10/31/00 ...     13.11       0.64            0.63           1.27       (0.64)         0.00            0.00
  Year ended 10/31/99 ...     14.25       0.64           (1.15)         (0.51)      (0.63)         0.00            0.00
  Year ended 10/31/98 ...     13.89       0.64            0.39           1.03       (0.64)        (0.03)           0.00
  Class B
  Year ended 10/31/02 ...    $14.46     $ 0.52          $(0.14)        $ 0.38      $(0.53)       $(0.03)         $(0.12)
  Year ended 10/31/01 ...     13.75       0.52            0.75           1.27       (0.52)        (0.04)           0.00
  Year ended 10/31/00 ...     13.11       0.54            0.64           1.18       (0.54)         0.00            0.00
  Year ended 10/31/99 ...     14.25       0.53           (1.14)         (0.61)      (0.53)         0.00            0.00
  Year ended 10/31/98 ...     13.89       0.54            0.39           0.93       (0.54)        (0.03)           0.00


                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                              Ratio of   Ratio of Net
                               Dividends      Value,   Total      Net Assets,      Expenses   Income/(Loss)  Portfolio
                                  and        End of    Return   End of Period     to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period     (b)    (000's omitted)    Net Assets    Net Assets      Rate
  ---------------------      -------------  ---------  ------  ---------------    ----------  -------------  ---------
National Portfolio
  Class A
  Year ended 10/31/02 ...       $(0.55)       $ 9.80    0.06%      $411,408         0.65%(c)      5.28%          63%
  Year ended 10/31/01 ...        (0.55)        10.34    7.55        425,506         0.64(c)       5.22          194
  Year ended 10/31/00 ...        (0.55)        10.14    6.95        412,248         0.68(c)       5.53          415
  Year ended 10/31/99 ...        (0.66)        10.02   (3.93)       402,922         0.66(c)       4.86          393
  Year ended 10/31/98 ...        (0.58)        11.09    6.82        364,429         0.66(c)       4.98           56
  Class B
  Year ended 10/31/02 ...       $(0.48)       $ 9.79   (0.62)%     $122,656         1.35%(c)      4.57%          63%
  Year ended 10/31/01 ...        (0.48)        10.33    6.84        132,074         1.36(c)       4.59          194
  Year ended 10/31/00 ...        (0.48)        10.13    6.32        117,779         1.39(c)       4.80          415
  Year ended 10/31/99 ...        (0.59)        10.00   (4.65)       157,090         1.37(c)       4.12          393
  Year ended 10/31/98 ...        (0.51)        11.08    6.05        197,517         1.37(c)       4.28           56
  Class C
  Year ended 10/31/02 ...       $(0.48)       $ 9.79   (0.72)%     $ 93,032         1.35%(c)      4.58%          63%
  Year ended 10/31/01 ...        (0.48)        10.34    6.94         98,825         1.35(c)       4.61          194
  Year ended 10/31/00 ...        (0.48)        10.13    6.32         93,861         1.38(c)       4.83          415
  Year ended 10/31/99 ...        (0.59)        10.00   (4.65)       111,740         1.36(c)       4.15          393
  Year ended 10/31/98 ...        (0.51)        11.08    6.06        108,325         1.36(c)       4.28           56

Insured National
Portfolio
  Class A
  Year ended 10/31/02 ...       $(0.46)       $ 9.92    3.13%      $164,154         1.01%(d)      4.49%          43%
  Year ended 10/31/01 ...        (0.46)        10.07   10.11        169,744         1.04(d)       4.53          105
  Year ended 10/31/00 ...        (0.46)         9.58    7.84        161,977         1.09(d)       4.83          311
  Year ended 10/31/99 ...        (0.67)         9.33   (5.28)       168,572          .99(d)       4.25          322
  Year ended 10/31/98 ...        (0.69)        10.52    7.15        179,003         1.00(d)       4.21           27
  Class B
  Year ended 10/31/02 ...       $(0.39)       $ 9.89    2.34%      $ 35,048         1.72%(d)      3.79%          43%
  Year ended 10/31/01 ...        (0.39)        10.05    9.39         35,326         1.75(d)       3.83          105
  Year ended 10/31/00 ...        (0.41)         9.56    7.10         25,070         1.80(d)       4.12          311
  Year ended 10/31/99 ...        (0.60)         9.31   (6.10)        32,585         1.70(d)       3.52          322
  Year ended 10/31/98 ...        (0.62)        10.52    6.48         48,751         1.71(d)       3.49           27
  Class C
  Year ended 10/31/0 ....       $(0.39)       $ 9.90    2.44%      $ 17,592         1.71%(d)      3.78%          43%
  Year ended 10/31/01 ...        (0.39)        10.05    9.39         16,650         1.74(d)       3.84          105
  Year ended 10/31/00 ...        (0.41)         9.56    6.98         13,930         1.80(d)       4.14          311
  Year ended 10/31/99 ...        (0.60)         9.32   (6.00)        19,679         1.70(d)       3.55          322
  Year ended 10/31/98 ...        (0.62)        10.52    6.48         21,992         1.70(d)       3.51           27

California Portfolio
  Class A
  Year ended 10/31/02 ...       $(0.56)       $10.84    3.82%      $725,242         0.76%(e)      5.05%          23%
  Year ended 10/31/01 ...        (0.56)        11.00    6.47        755,947         0.77(e)       4.98           78
  Year ended 10/31/00 ...        (0.56)        10.88    8.38        714,654         0.84(e)       5.32          124
  Year ended 10/31/99 ...        (0.57)        10.58   (1.80)       684,403         0.71(e)       4.88           88
  Year ended 10/31/98 ...        (0.58)        11.34    8.20        550,626         0.72(e)       4.99           22
  Class B
   Year ended 10/31/02 ..       $(0.49)       $10.84    3.10%      $279,697         1.46%(e)      4.35%          23%
  Year ended 10/31/01 ...        (0.49)        11.00    5.74        269,726         1.48(e)       4.26           78
  Year ended 10/31/00 ...        (0.48)        10.88    7.60        222,897         1.54(e)       4.61          124
  Year ended 10/31/99 ...        (0.49)        10.58   (2.47)       224,924         1.41(e)       4.14           88
  Year ended 10/31/98 ...        (0.51)        11.34    7.46        207,751         1.43(e)       4.30           22
  Class C
  Year ended 10/31/02 ...       $(0.49)       $10.84    3.10%      $209,008         1.46%(e)      4.35%          23%
  Year ended 10/31/01 ...        (0.49)        11.00    5.74        211,502         1.47(e)       4.25           78
  Year ended 10/31/00 ...        (0.48)        10.88    7.60        156,156         1.54(e)       4.62          124
  Year ended 10/31/99 ...        (0.49)        10.58   (2.39)       159,219         1.41(e)       4.17           88
  Year ended 10/31/98 ...        (0.51)        11.33    7.46        124,115         1.42(e)       4.29           22

Insured California
Portfolio
  Class A
  Year ended 10/31/02 ...       $(0.78)       $14.17    3.65%      $144,973         1.03%         4.43%          31%
  Year ended 10/31/01 ...        (0.66)        14.45   10.16        168,469         1.04          4.44          140
  Year ended 10/31/00 ...        (0.64)        13.74   10.02        115,983         1.09          4.82          174
  Year ended 10/31/99 ...        (0.63)        13.11   (3.74)       111,535         1.05          4.59          100
  Year ended 10/31/98 ...        (0.67)        14.25    7.60        113,102         1.05          4.52            0
  Class B
  Year ended 10/31/02 ...       $(0.68)       $14.16    2.76%      $ 33,133         1.73%         3.70%          31%
  Year ended 10/31/01 ...        (0.56)        14.46    9.38         27,015         1.74          3.72          140
  Year ended 10/31/00 ...        (0.54)        13.75    9.27         18,925         1.79          4.11          174
  Year ended 10/31/99 ...        (0.53)        13.11   (4.44)        21,628         1.76          3.85          100
  Year ended 10/31/98 ...        (0.57)        14.25    6.84         29,957         1.76          3.82            0

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.


                                       42 & 43

                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)+(a)   and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------
Insured California
Portfolio (continued)
  Class C
  Year ended 10/31/02 ...    $14.47       $ 0.52        $(0.15)        $ 0.37       $(0.53)      $(0.03)        $(0.12)
  Year ended 10/31/01 ...     13.75         0.52          0.76           1.28        (0.52)       (0.04)          0.00
  Year ended 10/31/00 ...     13.11         0.54          0.64           1.18        (0.54)        0.00           0.00
  Year ended 10/31/99 ...     14.25         0.54         (1.15)         (0.61)       (0.53)        0.00           0.00
  Year ended 10/31/98 ...     13.89         0.54          0.39           0.93        (0.54)       (0.03)          0.00

Arizona Portfolio
  Class A
  Year ended 9/30/02 ....    $10.80       $ 0.51        $ 0.26         $ 0.77       $(0.51)      $(0.04)        $ 0.00
  Year ended 9/30/01 ....     10.47         0.54          0.34           0.88        (0.54)       (0.01)          0.00
  Year ended 9/30/00 ....     10.40         0.55          0.07           0.62        (0.55)        0.00           0.00
  Year ended 9/30/99 ....     11.03         0.51         (0.55)         (0.04)       (0.51)       (0.04)         (0.04)
  Year ended 9/30/98 ....     10.78         0.54          0.45           0.99        (0.54)       (0.02)         (0.18)
  Class B
  Year ended 9/30/02 ....    $10.78       $ 0.43        $ 0.27         $ 0.70       $(0.43)      $(0.05)        $ 0.00
  Year ended 9/30/01 ....     10.46         0.47          0.33           0.80        (0.47)       (0.01)          0.00
  Year ended 9/30/00 ....     10.39         0.48          0.07           0.55        (0.48)        0.00           0.00
  Year ended 9/30/99 ....     11.03         0.43         (0.55)         (0.12)       (0.43)       (0.05)         (0.04)
  Year ended 9/30/98 ....     10.78         0.45          0.47           0.92        (0.45)       (0.04)         (0.18)
  Class C
  Year ended 9/30/02 ....    $10.78       $ 0.43        $ 0.27         $ 0.70       $(0.43)      $(0.05)        $ 0.00
  Year ended 9/30/01 ....     10.46         0.47          0.33           0.80        (0.47)       (0.01)          0.00
  Year ended 9/30/00 ....     10.39         0.48          0.07           0.55        (0.48)        0.00           0.00
  Year ended 9/30/99 ....     11.03         0.43         (0.55)         (0.12)       (0.43)       (0.05)         (0.04)
  Year ended 9/30/98 ....     10.78         0.45          0.47           0.92        (0.45)       (0.04)         (0.18)

Florida Portfolio
  Class A
  Year ended 9/30/02 ....    $10.16       $ 0.52        $ 0.19         $ 0.71       $(0.52)      $(0.01)        $ 0.00
  Year ended 9/30/01 ....      9.76         0.53          0.40           0.93        (0.53)        0.00           0.00
  Year ended 9/30/00 ....      9.81         0.53         (0.05)          0.48        (0.53)        0.00           0.00
  Year ended 9/30/99 ....     10.48         0.51         (0.65)         (0.14)       (0.51)       (0.02)          0.00
  Year ended 9/30/98 ....     10.14         0.52          0.37           0.89        (0.52)       (0.03)          0.00
  Class B ...............
  Year ended 9/30/02 ....    $10.17       $ 0.45        $ 0.18         $ 0.63       $(0.45)      $ 0.00         $ 0.00
  Year ended 9/30/01 ....      9.77         0.46          0.39           0.85        (0.45)        0.00           0.00
  Year ended 9/30/00 ....      9.81         0.46         (0.05)          0.41        (0.45)        0.00           0.00
  Year ended 9/30/99 ....     10.48         0.43         (0.64)         (0.21)       (0.43)       (0.03)          0.00
  Year ended 9/30/98 ....     10.14         0.46          0.36           0.82        (0.46)       (0.02)          0.00
  Class C ...............
  Year ended 9/30/02 ....    $10.17       $ 0.45        $ 0.18         $ 0.63       $(0.45)      $ 0.00         $ 0.00
  Year ended 9/30/01 ....      9.77         0.46          0.39           0.85        (0.45)        0.00           0.00
  Year ended 9/30/00 ....      9.81         0.46         (0.05)          0.41        (0.45)        0.00           0.00
  Year ended 9/30/99 ....     10.48         0.43         (0.64)         (0.21)       (0.43)       (0.03)          0.00
  Year ended 9/30/98 ....     10.14         0.46          0.36           0.82        (0.46)       (0.02)          0.00

Massachusetts Portfolio
  Class A
  Year ended 9/30/02 ....    $11.05       $ 0.54        $ 0.04         $ 0.58       $(0.54)      $(0.03)        $ 0.00
  Year ended 9/30/01 ....     10.59         0.56          0.47           1.03        (0.56)       (0.01)          0.00
  Year ended 9/30/00 ....     10.66         0.58         (0.09)          0.49        (0.56)        0.00           0.00
  Year ended 9/30/99 ....     11.39         0.53         (0.66)         (0.13)       (0.53)       (0.04)         (0.03)
  Year ended 9/30/98 ....     11.19         0.54          0.45           0.99        (0.54)       (0.06)         (0.19)
  Class B
  Year ended 9/30/02 ....    $11.03       $ 0.47        $ 0.03         $ 0.50       $(0.47)      $(0.03)        $ 0.00
  Year ended 9/30/01 ....     10.57         0.49          0.47           0.96        (0.49)       (0.01)          0.00
  Year ended 9/30/00 ....     10.65         0.50         (0.09)          0.41        (0.49)        0.00           0.00
  Year ended 9/30/99 ....     11.38         0.45         (0.65)         (0.20)       (0.45)       (0.05)         (0.03)
  Year ended 9/30/98 ....     11.19         0.46          0.45           0.91        (0.46)       (0.07)         (0.19)
  Class C
  Year ended 9/30/02 ....    $11.03       $ 0.47        $ 0.03         $ 0.50       $(0.47)      $(0.03)        $ 0.00
  Year ended 9/30/01 ....     10.57         0.49          0.47           0.96        (0.49)       (0.01)          0.00
  Year ended 9/30/00 ....     10.65         0.50         (0.09)          0.41        (0.49)        0.00           0.00
  Year ended 9/30/99 ....     11.38         0.45         (0.65)         (0.20)       (0.45)       (0.05)         (0.03)
  Year ended 9/30/98 ....     11.19         0.47          0.44           0.91        (0.47)       (0.06)         (0.19)

Michigan Portfolio
  Class A
  Year ended 9/30/02 ....    $10.63       $ 0.49        $ 0.32         $ 0.81       $(0.49)      $(0.04)        $ 0.00
  Year ended 9/30/01 ....     10.16         0.52          0.48           1.00        (0.52)       (0.01)          0.00
  Year ended 9/30/00 ....     10.06         0.53           .09            .62        (0.52)        0.00           0.00
  Year ended 9/30/99 ....     10.62         0.46         (0.45)          0.01        (0.46)       (0.04)         (0.07)
  Year ended 9/30/98 ....     10.52         0.48          0.44           0.92        (0.48)       (0.05)         (0.29)



                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                             Ratio of   Ratio of Net
                               Dividends      Value,    Total    Net Assets,      Expenses   Income/(Loss)  Portfolio
                                  and        End of    Return   End of Period    to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period     (b)    (000's omitted)   Net Assets    Net Assets      Rate
  ---------------------      -------------  ---------  ------  ---------------   ----------  -------------  ---------
Insured California
Portfolio (continued)
  Class C
  Year ended 10/31/02 ...       $(0.68)       $14.16    2.69%      $ 22,715         1.73%         3.71%          31%
  Year ended 10/31/01 ...        (0.56)        14.47    9.46         20,541         1.74          3.73          140
  Year ended 10/31/00 ...        (0.54)        13.75    9.27         15,536         1.79          4.12          174
  Year ended 10/31/99 ...        (0.53)        13.11   (4.44)        16,391         1.75          3.89          100
  Year ended 10/31/98 ...        (0.57)        14.25    6.84         16,013         1.75          3.82            0

Arizona Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.55)       $11.02    7.33%      $121,245         0.78%(f)      4.73%          11%
  Year ended 9/30/01 ....        (0.55)        10.80    8.56         88,261         0.78(f)       5.08          119
  Year ended 9/30/00 ....        (0.55)        10.47    6.17         47,258         0.78(f)       5.33          199
  Year ended 9/30/99 ....        (0.59)        10.40   (0.45)        38,472         0.78(f)       4.74          217
  Year ended 9/30/98 ....        (0.74)        11.03    9.54         21,185         0.78(f)       4.92           45
  Class B
  Year ended 9/30/02 ....       $(0.48)       $11.00    6.65%      $ 92,349         1.48%(f)      4.02%          11%
  Year ended 9/30/01 ....        (0.48)        10.78    7.76         56,024         1.48(f)       4.41          119
  Year ended 9/30/00 ....        (0.48)        10.46    5.45         34,232         1.48(f)       4.63          199
  Year ended 9/30/99 ....        (0.52)        10.39   (1.19)        31,242         1.48(f)       4.05          217
  Year ended 9/30/98 ....        (0.67)        11.03    8.84         13,698         1.48(f)       4.21           45
  Class C
  Year ended 9/30/02 ....       $(0.48)       $11.00    6.65%      $ 24,258         1.48%(f)      4.00%          11%
  Year ended 9/30/01 ....        (0.48)        10.78    7.76         13,407         1.48(f)       4.43          119
  Year ended 9/30/00 ....        (0.48)        10.46    5.45          8,941         1.48(f)       4.64          199
  Year ended 9/30/99 ....        (0.52)        10.39   (1.19)         9,368         1.48(f)       4.05          217
  Year ended 9/30/98 ....        (0.67)        11.03    8.83          4,708         1.48(f)       4.19           45

Florida Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.53)       $10.34    7.21%      $109,373         0.78%(g)      5.18%          20%
  Year ended 9/30/01 ....        (0.53)        10.16    9.71         97,714         0.78(g)       5.33           70
  Year ended 9/30/00 ....        (0.53)         9.76    5.10         75,422         0.73(g)       5.52          281
  Year ended 9/30/99 ....        (0.53)         9.81   (1.38)        79,752         0.73(g)       4.94          244
  Year ended 9/30/98 ....        (0.55)        10.48    8.97         44,440         0.73(g)       5.14           65
  Class B ...............
  Year ended 9/30/02 ....       $(0.45)       $10.35    6.45%      $105,583         1.48%(g)      4.47%          20%
  Year ended 9/30/01 ....        (0.45)        10.17    8.92         87,603         1.48(g)       4.62           70
  Year ended 9/30/00 ....        (0.45)         9.77    4.43         65,391         1.43(g)       4.82          281
  Year ended 9/30/99 ....        (0.46)         9.81   (2.06)        67,532         1.43(g)       4.25          244
  Year ended 9/30/98 ....        (0.48)        10.48    8.22         40,740         1.43(g)       4.46           65
  Class C ...............
  Year ended 9/30/02 ....       $(0.45)       $10.35    6.45%      $ 49,102         1.48%(g)      4.47%          20%
  Year ended 9/30/01 ....        (0.45)        10.17    8.93         40,360         1.48(g)       4.64           70
  Year ended 9/30/00 ....        (0.45)         9.77    4.43         38,464         1.43(g)       4.83          281
  Year ended 9/30/99 ....        (0.46)         9.81   (2.06)        42,169         1.43(g)       4.24          244
  Year ended 9/30/98 ....        (0.48)        10.48    8.22         31,524         1.43(g)       4.48           65

Massachusetts Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.57)       $11.06    5.46%      $ 66,197         0.82%(h)      4.97%          27%
  Year ended 9/30/01 ....        (0.57)        11.05    9.92         63,384         0.82(h)       5.20          108
  Year ended 9/30/00 ....        (0.56)        10.59    4.86         45,418         0.77(h)       5.53          389
  Year ended 9/30/99 ....        (0.60)        10.66   (1.24)        44,758         0.72(h)       4.74          303
  Year ended 9/30/98 ....        (0.79)        11.39    9.18         23,026         0.72(h)       4.87           69
  Class B
  Year ended 9/30/02 ....       $(0.50)       $11.03    4.69%      $ 79,216         1.52%(h)      4.28%          27%
  Year ended 9/30/01 ....        (0.50)        11.03    9.22         62,190         1.52(h)       4.53          108
  Year ended 9/30/00 ....        (0.49)        10.57    4.06         39,964         1.47(h)       4.83          389
  Year ended 9/30/99 ....        (0.53)        10.65   (1.87)        42,628         1.42(h)       4.06          303
  Year ended 9/30/98 ....        (0.72)        11.38    8.40         20,400         1.42(h)       4.16           69
  Class C
  Year ended 9/30/02 ....       $(0.50)       $11.03    4.69%      $ 53,156         1.52%(h)      4.28%          27%
  Year ended 9/30/01 ....        (0.50)        11.03    9.22         44,688         1.52(h)       4.53          108
  Year ended 9/30/00 ....        (0.49)        10.57    4.06         31,207         1.47(h)       4.83          389
  Year ended 9/30/99 ....        (0.53)        10.65   (1.87)        29,365         1.42(h)       4.05          303
  Year ended 9/30/98 ....        (0.72)        11.38    8.40         18,050         1.42(h)       4.18           69

Michigan Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.53)       $10.91    7.87%      $ 55,396         1.01%(i)      4.57%          18%
  Year ended 9/30/01 ....        (0.53)        10.63   10.11         32,804         1.01(i)       5.01          115
  Year ended 9/30/00 ....        (0.52)        10.16    6.39         14,609         0.99(i)       5.30          287
  Year ended 9/30/99 ....        (0.57)        10.06    0.03         11,760         0.96(i)       4.48          213
  Year ended 9/30/98 ....        (0.82)        10.62    9.08          8,640         0.96(i)       4.57          134

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.


                                       44 & 45

                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)+(a)   and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------
Michigan Portfolio
(continued)
  Class B
  Year ended 9/30/02 ...     $10.62       $ 0.41         $ 0.32        $ 0.73      $(0.41)       $(0.05)         $ 0.00
  Year ended 9/30/01 ...      10.15         0.45           0.48          0.93       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ...      10.05         0.45           0.10          0.55       (0.45)         0.00            0.00
  Year ended 9/30/99 ...      10.61         0.39          (0.45)        (0.06)      (0.39)        (0.04)          (0.07)
  Year ended 9/30/98 ...      10.52         0.40           0.44          0.84       (0.40)        (0.06)          (0.29)
  Class C
  Year ended 9/30/02 ...     $10.62       $ 0.41         $ 0.32        $ 0.73      $(0.41)       $(0.05)         $ 0.00
  Year ended 9/30/01 ...      10.14         0.45           0.49          0.94       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ...      10.05         0.46           0.08          0.54       (0.45)         0.00            0.00
  Year ended 9/30/99 ...      10.61         0.40          (0.46)        (0.06)      (0.40)        (0.03)          (0.07)
  Year ended 9/30/98 ...      10.52         0.41           0.43          0.84       (0.41)        (0.05)          (0.29)

Minnesota Portfolio
  Class A
  Year ended 9/30/02 ...     $10.09       $ 0.48         $ 0.25        $ 0.73      $(0.48)       $(0.03)         $ 0.00
  Year ended 9/30/01 ...       9.72         0.52           0.38          0.90       (0.52)        (0.01)           0.00
  Year ended 9/30/00 ...       9.67         0.53           0.03          0.56        0.51)         0.00            0.00
  Year ended 9/30/99 ...      10.22         0.49          (0.53)        (0.04)      (0.49)        (0.02)           0.00
  Year ended 9/30/98 ...       9.97         0.50           0.27          0.77       (0.50)        (0.02)           0.00
  Class B
  Year ended 9/30/02 ...     $10.08       $ 0.40         $ 0.27        $ 0.67      $(0.40)       $(0.04)         $ 0.00
  Year ended 9/30/01 ...       9.72         0.45           0.37          0.82       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ...       9.67         0.46           0.03          0.49       (0.44)         0.00            0.00
  Year ended 9/30/99 ...      10.22         0.42          (0.53)        (0.11)      (0.42)        (0.02)           0.00
  Year ended 9/30/98 ...       9.97         0.42           0.28          0.70       (0.42)        (0.03)           0.00
  Class C
  Year ended 9/30/02 ...     $10.10       $ 0.40         $ 0.26        $ 0.66      $(0.40)       $(0.04)         $ 0.00
  Year ended 9/30/01 ...       9.72         0.45           0.39          0.84       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ...       9.67         0.46           0.03          0.49       (0.44)         0.00            0.00
  Year ended 9/30/99 ...      10.22         0.42          (0.53)        (0.11)      (0.42)        (0.02)           0.00
  Year ended 9/30/98 ...       9.97         0.43           0.27          0.70       (0.43)        (0.02)           0.00

New Jersey Portfolio
  Class A
  Year ended 9/30/02 ...     $10.11       $ 0.48         $(0.05)       $ 0.43      $(0.48)       $(0.03)         $ 0.00
  Year ended 9/30/01 ...       9.92         0.52           0.20          0.72       (0.52)        (0.01)           0.00
  Year ended 9/30/00 ...       9.93         0.52          (0.02)         0.50       (0.51)         0.00            0.00
  Year ended 9/30/99 ...      10.46         0.49          (0.51)        (0.02)      (0.49)        (0.02)           0.00
  Year ended 9/30/98 ...      10.15         0.51           0.32          0.83       (0.51)        (0.01)           0.00
  Class B
  Year ended 9/30/02 ...     $10.11       $ 0.41         $(0.04)       $ 0.37      $(0.41)       $(0.03)         $ 0.00
  Year ended 9/30/01 ...       9.92         0.44           0.20          0.64       (0.44)        (0.01)           0.00
  Year ended 9/30/00 ...       9.93         0.45          (0.02)         0.43       (0.44)         0.00            0.00
  Year ended 9/30/99 ...      10.46         0.42          (0.51)        (0.09)      (0.42)        (0.02)           0.00
  Year ended 9/30/98 ...      10.16         0.43           0.32          0.75       (0.43)        (0.02)           0.00
  Class C
  Year ended 9/30/02 ...     $10.11       $ 0.41         $(0.04)       $ 0.37      $(0.41)       $(0.03)         $ 0.00
  Year ended 9/30/01 ...       9.93         0.44           0.19          0.63       (0.44)        (0.01)           0.00
  Year ended 9/30/00 ...       9.93         0.45          (0.01)         0.44       (0.44)         0.00            0.00
  Year ended 9/30/99 ...      10.46         0.43          (0.52)        (0.09)      (0.43)        (0.01)           0.00
  Year ended 9/30/98 ...      10.16         0.43           0.32          0.75       (0.43)        (0.02)           0.00

New York Portfolio
  Class A
  Year ended 10/31/02 ..     $ 9.93       $ 0.53         $(0.25)       $ 0.28      $(0.52)       $ 0.00          $ 0.00
  Year ended 10/31/01 ..       9.70         0.53           0.22          0.75       (0.52)         0.00            0.00
  Year ended 10/31/00 ..       9.45         0.52           0.25          0.77       (0.52)         0.00            0.00
  Year ended 10/31/99 ..      10.29         0.51          (0.83)        (0.32)      (0.51)        (0.01)           0.00
  Year ended 10/31/98 ..      10.10         0.51           0.21          0.72       (0.51)        (0.02)           0.00
  Class B
  Year ended 10/31/02 ..     $ 9.93       $ 0.46         $(0.26)       $ 0.20      $(0.45)       $ 0.00          $ 0.00
  Year ended 10/31/01 ..       9.70         0.45           0.23          0.68       (0.45)         0.00            0.00
  Year ended 10/31/00 ..       9.45         0.45           0.25          0.70       (0.45)         0.00            0.00
  Year ended 10/31/99 ..      10.29         0.44          (0.83)        (0.39)      (0.44)        (0.01)           0.00
  Year ended 10/31/98 ..      10.10         0.44           0.21          0.65       (0.44)        (0.02)           0.00
  Class C
  Year ended 10/31/02 ..     $ 9.94       $ 0.46         $(0.27)       $ 0.19      $(0.45)       $ 0.00          $ 0.00
  Year ended 10/31/01 ..       9.71         0.46           0.22          0.68       (0.45)         0.00            0.00
  Year ended 10/31/00 ..       9.45         0.45           0.26          0.71       (0.45)         0.00            0.00
  Year ended 10/31/99 ..      10.29         0.44          (0.83)        (0.39)      (0.44)        (0.01)           0.00
  Year ended 10/31/98 ..      10.10         0.44           0.21          0.65       (0.44)        (0.02)           0.00


                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                              Ratio of   Ratio of Net
                               Dividends     Value,    Total     Net Assets,       Expenses   Income/(Loss)  Portfolio
                                  and        End of    Return   End of Period     to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period     (b)    (000's omitted)    Net Assets    Net Assets      Rate
  ---------------------      -------------  ---------  ------  ---------------    ----------  -------------  ---------
Michigan Portfolio
(continued)
  Class B
  Year ended 9/30/02 ...         $(0.46)     $10.89     7.06%      $ 53,097         1.71%(i)      3.88%          18%
  Year ended 9/30/01 ...          (0.46)      10.62     9.39         29,436         1.71(i)       4.34          115
  Year ended 9/30/00 ...          (0.45)      10.15     5.55         14,943         1.69(i)       4.59          287
  Year ended 9/30/99 ...          (0.50)      10.05    (0.64)        13,844         1.66(i)       3.79          213
  Year ended 9/30/98 ...          (0.75)      10.61     8.26          9,411         1.66(i)       3.87          134
  Class C
  Year ended 9/30/02 ...         $(0.46)     $10.89     7.06%      $ 57,818         1.71%(i)      3.86%          18%
  Year ended 9/30/01 ...          (0.46)      10.62     9.50         24,142         1.71(i)       4.35          115
  Year ended 9/30/00 ...          (0.45)      10.14     5.55         12,061         1.69(i)       4.60          287
  Year ended 9/30/99 ...          (0.50)      10.05    (0.64)        10,747         1.66(i)       3.78          213
  Year ended 9/30/98 ...          (0.75)      10.61     8.26          8,983         1.66(i)       3.88          134

Minnesota Portfolio
  Class A
  Year ended 9/30/02 ...         $(0.51)     $10.31     7.46%      $ 65,850         0.90%(j)      4.75%          29%
  Year ended 9/30/01 ...          (0.53)      10.09     9.44         30,501         0.90(j)       5.23           61
  Year ended 9/30/00 ...          (0.51)       9.72     6.09         20,212         0.81(j)       5.57          307
  Year ended 9/30/99 ...          (0.51)       9.67    (0.48)        10,601         0.75(j)       4.90          259
  Year ended 9/30/98 ...          (0.52)      10.22     7.94          6,261         0.75(j)       4.92           30
  Class B
  Year ended 9/30/02 ...         $(0.44)     $10.31     6.84%      $ 24,340         1.60%(j)      4.04%          29%
  Year ended 9/30/01 ...          (0.46)      10.08     8.61         17,304         1.60(j)       4.52           61
  Year ended 9/30/00 ...          (0.44)       9.72     5.32         12,064         1.51(j)       4.81          307
  Year ended 9/30/99 ...          (0.44)       9.67    (1.19)        14,111         1.46(j)       4.16          259
  Year ended 9/30/98 ...          (0.45)      10.22     7.17         13,867         1.46(j)       4.19           30
  Class C
  Year ended 9/30/02 ...         $(0.44)     $10.32     6.72%      $ 20,401         1.60%(j)      4.01%          29%
  Year ended 9/30/01 ...          (0.46)      10.10     8.82         11,434         1.60(j)       4.51           61
  Year ended 9/30/00 ...          (0.44)       9.72     5.32          7,524         1.50(j)       4.84          307
  Year ended 9/30/99 ...          (0.44)       9.67    (1.19)         9,081         1.45(j)       4.17          259
  Year ended 9/30/98 ...          (0.45)      10.22     7.18          7,716         1.45(j)       4.23           30

New Jersey Portfolio
  Class A
  Year ended 9/30/02 ...         $(0.51)     $10.03     4.42%      $ 94,865         0.87%(k)      4.80%          49%
  Year ended 9/30/01 ...          (0.53)      10.11     7.33         80,489         0.87(k)       5.04          111
  Year ended 9/30/00 ...          (0.51)       9.92     5.31         49,667         0.85(k)       5.36          224
  Year ended 9/30/99 ...          (0.51)       9.93    (0.29)        33,109         0.82(k)       4.82          131
  Year ended 9/30/98 ...          (0.52)      10.46     8.36         22,333         0.82(k)       4.93           35
  Class B
  Year ended 9/30/02 ...         $(0.44)     $10.04     3.79%      $127,025         1.57%(k)      4.10%          49%
  Year ended 9/30/01 ...          (0.45)      10.11     6.56        103,889         1.57(k)       4.33          111
  Year ended 9/30/00 ...          (0.44)       9.92     4.53         62,149         1.55(k)       4.63          224
  Year ended 9/30/99 ...          (0.44)       9.93    (0.99)        64,929         1.53(k)       4.10          131
  Year ended 9/30/98 ...          (0.45)      10.46     7.50         48,027         1.53(k)       4.23           35
  Class C
  Year ended 9/30/02 ...         $(0.44)     $10.04     3.78%      $ 56,295         1.57%(k)      4.10%          49%
  Year ended 9/30/01 ...          (0.45)      10.11     6.45         46,025         1.57(k)       4.34          111
  Year ended 9/30/00 ...          (0.44)       9.93     4.63         31,115         1.54(k)       4.64          224
  Year ended 9/30/99 ...          (0.44)       9.93    (0.99)        32,578         1.52(k)       4.12          131
  Year ended 9/30/98 ...          (0.45)      10.46     7.50         26,018         1.52(k)       4.23           35

New York Portfolio
  Class A
  Year ended 10/31/02 ..         $(0.52)     $ 9.69     2.89%      $322,621         0.58%(l)      5.42%          33%
  Year ended 10/31/01 ..          (0.52)       9.93     7.86        326,500         0.59(l)       5.28           92
  Year ended 10/31/00 ..          (0.52)       9.70     8.42        259,997         0.77(l)       5.46          187
  Year ended 10/31/99 ..          (0.52)       9.45    (3.27)       234,835         0.61(l)       5.12          134
  Year ended 10/31/98 ..          (0.53)      10.29     7.31        207,031         0.61(l)       5.04           18
  Class B
  Year ended 10/31/02 ..         $(0.45)     $ 9.68     2.04%      $184,700         1.29%(l)      4.70%          33%
  Year ended 10/31/01 ..          (0.45)       9.93     7.10        165,787         1.30(l)       4.59           92
  Year ended 10/31/00 ..          (0.45)       9.70     7.61        100,651         1.48(l)       4.75          187
  Year ended 10/31/99 ..          (0.45)       9.45    (3.96)       111,283         1.32(l)       4.38          134
  Year ended 10/31/98 ..          (0.46)      10.29     6.57        114,739         1.32(l)       4.34           18
  Class C
  Year ended 10/31/02 ..         $(0.45)     $ 9.68     1.94%      $ 57,386         1.29%(l)      4.71%          33%
  Year ended 10/31/01 ..          (0.45)       9.94     7.09         54,631         1.30(l)       4.60           92
  Year ended 10/31/00 ..          (0.45)       9.71     7.72         42,888         1.47(l)       4.76          187
  Year ended 10/31/99 ..          (0.45)       9.45    (3.96)        48,205         1.31(l)       4.41          134
  Year ended 10/31/98 ..          (0.46)      10.29     6.57         44,736         1.31(l)       4.33           18

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.


                                     46 & 47

                                          Income from Investment Operations           Less Dividends and Distributions
                                      -----------------------------------------  ------------------------------------------
                                                      Net Gains
                           Net Asset      Net        or Losses on                Dividends   Distributions
                             Value,    Investment    Investments     Total from   from Net    in Excess of   Distributions
                           Beginning     Income     (both realized   Investment  Investment  Net Investment      from
  Fiscal Year or Period    of Period   (Loss)(a)    and unrealized)  Operations    Income        Income      Capital Gains
  ---------------------    ---------  ------------  ---------------  ----------  ----------  --------------  -------------
Ohio Portfolio
  Class A
  Year ended 9/30/02 ....    $10.01      $ 0.50+         $ 0.04        $ 0.54      $(0.51)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....      9.77        0.54+           0.23          0.77       (0.53)         0.00            0.00
  Year ended 9/30/00 ....      9.86        0.54+          (0.12)         0.42       (0.51)         0.00            0.00
  Year ended 9/30/99 ....     10.45        0.49+          (0.55)        (0.06)      (0.49)        (0.04)           0.00
  Year ended 9/30/98 ....     10.16        0.52+           0.30          0.82       (0.52)        (0.01)           0.00
  Class B
  Year ended 9/30/02 ....    $10.01      $ 0.43+         $ 0.05        $ 0.48      $(0.44)       $(0.03)         $ 0.00
  Year ended 9/30/01 ....      9.77        0.47+           0.24          0.71       (0.47)         0.00            0.00
  Year ended 9/30/00 ....      9.86        0.46+          (0.11)         0.35       (0.44)         0.00            0.00
  Year ended 9/30/99 ....     10.45        0.43+          (0.57)        (0.14)      (0.43)        (0.02)           0.00
  Year ended 9/30/98 ....     10.16        0.45+           0.30          0.75       (0.45)        (0.01)           0.00
  Class C
  Year ended 9/30/02 ....    $10.02      $ 0.43+         $ 0.04        $ 0.47      $(0.44)       $(0.03)         $ 0.00
  Year ended 9/30/01 ....      9.77        0.47+           0.25          0.72       (0.47)         0.00            0.00
  Year ended 9/30/00 ....      9.86        0.47+          (0.12)         0.35       (0.44)         0.00            0.00
  Year ended 9/30/99 ....     10.45        0.43+          (0.57)        (0.14)      (0.43)        (0.02)           0.00
  Year ended 9/30/98 ....     10.16        0.45+           0.30          0.75       (0.45)        (0.01)           0.00

Pennsylvania Portfolio
  Class A
  Year ended 9/30/02 ....    $10.42      $ 0.51+         $ 0.18        $ 0.69      $(0.51)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....      9.88        0.52+           0.55          1.07       (0.52)        (0.01)           0.00
  Year ended 9/30/00 ....      9.89        0.52+          (0.01)         0.51       (0.52)         0.00            0.00
  Year ended 9/30/99 ....     10.66        0.49+          (0.73)        (0.24)      (0.49)        (0.04)           0.00
  Year ended 9/30/98 ....     10.33        0.53+           0.35          0.88       (0.53)        (0.02)           0.00
  Class B
  Year ended 9/30/02 ....    $10.41      $ 0.45+         $ 0.18        $ 0.63      $(0.45)       $(0.01)         $ 0.00
  Year ended 9/30/01 ....      9.88        0.45+           0.54          0.99       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ....      9.89        0.45+          (0.02)         0.43       (0.44)         0.00            0.00
  Year ended 9/30/99 ....     10.66        0.41+          (0.73)        (0.32)      (0.41)        (0.04)           0.00
  Year ended 9/30/98 ....     10.33        0.46+           0.34          0.80       (0.46)        (0.01)           0.00
  Class C
  Year ended 9/30/02 ....    $10.41      $ 0.45+         $ 0.18        $ 0.63      $(0.45)       $(0.01)         $ 0.00
  Year ended 9/30/01 ....      9.88        0.45+           0.54          0.99       (0.45)        (0.01)           0.00
  Year ended 9/30/00 ....      9.89        0.46+          (0.03)         0.43       (0.44)         0.00            0.00
  Year ended 9/30/99 ....     10.66        0.41+          (0.73)        (0.32)      (0.41)        (0.04)           0.00
  Year ended 9/30/98 ....     10.33        0.46+           0.34          0.80       (0.46)        (0.01)           0.00

Virginia Portfolio
  Class A
  Year ended 9/30/02 ....    $10.54      $ 0.52+         $ 0.25        $ 0.77      $(0.52)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....     10.35        0.54+           0.20          0.74       (0.54)        (0.01)           0.00
  Year ended 9/30/00 ....     10.32        0.56+           0.02          0.58       (0.55)         0.00            0.00
  Year ended 9/30/99 ....     11.02        0.49+          (0.60)        (0.11)      (0.49)        (0.07)          (0.03)
  Year ended 9/30/98 ....     10.90        0.52+           0.49          1.01       (0.52)        (0.05)          (0.32)
  Class B
  Year ended 9/30/02 ....    $10.53      $ 0.45+         $ 0.24        $ 0.69      $(0.45)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....     10.34        0.47+           0.20          0.67       (0.47)        (0.01)           0.00
  Year ended 9/30/00 ....     10.31        0.49+           0.02          0.51       (0.48)         0.00            0.00
  Year ended 9/30/99 ....     11.01        0.42+          (0.60)        (0.18)      (0.42)        (0.07)          (0.03)
  Year ended 9/30/98 ....     10.90        0.44+           0.49          0.93       (0.44)        (0.06)          (0.32)
  Class C
  Year ended 9/30/02 ....    $10.52      $ 0.45+         $ 0.25        $ 0.70      $(0.45)       $(0.02)         $ 0.00
  Year ended 9/30/01 ....     10.33        0.47+           0.20          0.67       (0.47)        (0.01)           0.00
  Year ended 9/30/00 ....     10.31        0.49+           0.01          0.50       (0.48)         0.00            0.00
  Year ended 9/30/99 ....     11.01        0.42+          (0.60)        (0.18)      (0.42)        (0.07)          (0.03)
  Year ended 9/30/98 ....     10.90        0.44+           0.49          0.93       (0.44)        (0.06)          (0.32)

Intermediate Diversified
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..    $14.01      $ 0.33          $ 0.36        $ 0.69      $(0.33)       $ 0.00          $ 0.00
  Class B
  2/01/02++ to 9/30/02 ..    $14.01      $ 0.27          $ 0.37        $ 0.64      $(0.27)       $ 0.00          $ 0.00
  Class C
  2/01/02++ to 9/30/02 ..    $14.01      $ 0.27          $ 0.36        $ 0.63      $(0.27)       $ 0.00          $ 0.00

Intermediate California
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..    $14.22      $ 0.30          $ 0.37        $ 0.67      $(0.30)       $ 0.00          $ 0.00
  Class B
  2/01/02++ to 9/30/02 ..    $14.22      $ 0.23          $ 0.37        $ 0.60      $(0.23)       $ 0.00          $ 0.00
  Class C
  2/01/02++ to 9/30/02 ..    $14.22      $ 0.23          $ 0.37        $ 0.60      $(0.23)       $ 0.00          $ 0.00

Intermediate New York
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..    $13.82      $ 0.32          $ 0.40        $ 0.72      $(0.32)       $ 0.00          $ 0.00
  Class B
  2/01/02++ to 9/30/02 ..    $13.82      $ 0.26          $ 0.40        $ 0.66      $(0.26)       $ 0.00          $ 0.00
  Class C
  2/01/02++ to 9/30/02 ..    $13.82      $ 0.26          $ 0.40        $ 0.66      $(0.26)       $ 0.00          $ 0.00


                                 Less
                             Distributions                                    Ratios/Supplemental Data
                             -------------                     -------------------------------------------------------
                                 Total      Net Asset                              Ratio of   Ratio of Net
                               Dividends     Value,    Total     Net Assets,       Expenses   Income/(Loss)  Portfolio
                                  and        End of    Return   End of Period     to Average    to Average    Turnover
  Fiscal Year or Period      Distributions   Period     (b)    (000's omitted)    Net Assets    Net Assets      Rate
  ---------------------      -------------  ---------  ------  ---------------    ----------  -------------  ---------
Ohio Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.53)       $10.02    5.57%      $70,223          0.85%(m)       4.99%          34%
  Year ended 9/30/01 ....        (0.53)        10.01    8.04        46,855          0.85(m)        5.42           32
  Year ended 9/30/00 ....        (0.51)         9.77    4.54        32,490          0.76(m)        5.57          307
  Year ended 9/30/99 ....        (0.53)         9.86   (0.70)       27,229          0.75(m)        4.88          208
  Year ended 9/30/98 ....        (0.53)        10.45    8.30        14,220          0.75(m)        5.05           16
  Class B
  Year ended 9/30/02 ....       $(0.47)       $10.02    4.87%      $73,159          1.55%(m)       4.29%          34%
  Year ended 9/30/01 ....        (0.47)        10.01    7.33        54,575          1.55(m)        4.72           32
  Year ended 9/30/00 ....        (0.44)         9.77    3.78        40,812          1.47(m)        4.84          307
  Year ended 9/30/99 ....        (0.45)         9.86   (1.38)       49,055          1.46(m)        4.17          208
  Year ended 9/30/98 ....        (0.46)        10.45    7.56        37,289          1.46(m)        4.34           16
  Class C
  Year ended 9/30/02 ....       $(0.47)       $10.02    4.77%      $53,883          1.55%(m)       4.29%          34%
  Year ended 9/30/01 ....        (0.47)        10.02    7.43        36,500          1.55(m)        4.71           32
  Year ended 9/30/00 ....        (0.44)         9.77    3.78        22,909          1.46(m)        4.85          307
  Year ended 9/30/99 ....        (0.45)         9.86   (1.38)       24,126          1.45(m)        4.18          208
  Year ended 9/30/98 ....        (0.46)        10.45    7.56        16,685          1.45(m)        4.36           16

Pennsylvania Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.53)       $10.58    6.88%      $99,426          0.95%(n)       4.98%          38%
  Year ended 9/30/01 ....        (0.53)        10.42   11.11        96,834          0.95(n)        5.15          112
  Year ended 9/30/00 ....        (0.52)         9.88    5.35        68,288          0.95(n)        5.40          356
  Year ended 9/30/99 ....        (0.53)         9.89   (2.43)       62,479          0.95(n)        4.68          249
  Year ended 9/30/98 ....        (0.55)        10.66    8.72        35,632          0.95(n)        5.10           70
  Class B
  Year ended 9/30/02 ....       $(0.46)       $10.58    6.26%      $74,390          1.65%(n)       4.35%          38%
  Year ended 9/30/01 ....        (0.46)        10.41   10.25        62,038          1.65(n)        4.36          112
  Year ended 9/30/00 ....        (0.44)         9.88    4.58        44,713          1.66(n)        4.69          356
  Year ended 9/30/99 ....        (0.45)         9.89   (3.10)       52,012          1.66(n)        3.96          249
  Year ended 9/30/98 ....        (0.47)        10.66    7.98        39,465          1.66(n)        4.39           70
  Class C
  Year ended 9/30/02 ....       $(0.46)       $10.58    6.26%      $46,296          1.65%(n)       4.30%          38%
  Year ended 9/30/01 ....        (0.46)        10.41   10.25        33,334          1.65(n)        4.42          112
  Year ended 9/30/00 ....        (0.44)         9.88    4.58        23,306          1.65(n)        4.71          356
  Year ended 9/30/99 ....        (0.45)         9.89   (3.10)       27,916          1.65(n)        3.98          249
  Year ended 9/30/98 ....        (0.47)        10.66    7.98        17,531          1.65(n)        4.41           70

Virginia Portfolio
  Class A
  Year ended 9/30/02 ....       $(0.54)       $10.77    7.58%      $76,797          0.72%(o)       4.95%          16%
  Year ended 9/30/01 ....        (0.55)        10.54    7.32        53,306          0.72(o)        5.18          134
  Year ended 9/30/00 ....        (0.55)        10.35    5.88        37,784          0.67(o)        5.52          289
  Year ended 9/30/99 ....        (0.59)        10.32   (1.10)       28,148          0.67(o)        4.67          311
  Year ended 9/30/98 ....        (0.89)        11.02    9.65        10,315          0.67(o)        4.84           62
  Class B
  Year ended 9/30/02 ....       $(0.47)       $10.75    6.78%      $85,842          1.42%(o)       4.27%          16%
  Year ended 9/30/01 ....        (0.48)        10.53    6.62        69,534          1.42(o)        4.49          134
  Year ended 9/30/00 ....        (0.48)        10.34    5.16        49,216          1.37(o)        4.83          289
  Year ended 9/30/99 ....        (0.52)        10.31   (1.73)       42,007          1.37(o)        3.97          311
  Year ended 9/30/98 ....        (0.82)        11.01    8.85        15,973          1.37(o)        4.14           62
  Class C
  Year ended 9/30/02 ....       $(0.47)       $10.75    6.88%      $34,396          1.42%(o)       4.26%          16%
  Year ended 9/30/01 ....        (0.48)        10.52    6.62        24,116          1.42(o)        4.48          134
  Year ended 9/30/00 ....        (0.48)        10.33    5.06        16,848          1.37(o)        4.83          289
  Year ended 9/30/99 ....        (0.52)        10.31   (1.73)       12,962          1.37(o)        3.97          311
  Year ended 9/30/98 ....        (0.82)        11.01    8.85         4,597          1.37(o)        4.11           62

Intermediate Diversified
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..       $(0.33)       $14.37    5.02%      $81,944          0.94%*         3.42%*       21.85%
  Class B
  2/01/02++ to 9/30/02 ..       $(0.27)       $14.38    4.63%      $53,115          1.65%*         2.75%*       21.85%
  Class C
  2/01/02++ to 9/30/02 ..       $(0.27)       $14.37    4.55%      $51,419          1.65%*         2.71%*       21.85%

Intermediate California
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..       $(0.30)       $14.59    4.76%      $34,909          0.97%*         2.98%*       31.23%
  Class B
  2/01/02++ to 9/30/02 ..       $(0.23)       $14.59    4.30%      $18,688          1.68%*         2.27%*       31.23%
  Class C
  2/01/02++ to 9/30/02 ..       $(0.23)       $14.59    4.28%      $23,746          1.68%*         2.28%*       31.23%

Intermediate New York
Municipal Portfolio
  Class A
  2/01/02++ to 9/30/02 ..       $(0.32)       $14.22    5.30%      $36,760          0.95%*         3.39%*       36.56%
  Class B
  2/01/02++ to 9/30/02 ..       $(0.26)       $14.22    4.82%      $25,635          1.67%*         2.69%*       36.56%
  Class C
  2/01/02++ to 9/30/02 ..       $(0.26)       $14.22    4.89%      $17,847          1.66%*         2.65%*       36.56%

--------------------------------------------------------------------------------
Please refer to the footnotes on page 50.


                                     48 & 49

*     Annualized.
+ Net of expenses assumed and/or waived by Alliance, except in the case of the Insured California Portfolio for the fiscal years ended October 31, 1998, 1999, 2000, 2001, and 2002.
++    Commencement of operations.
(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent defered sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.
(c) If the National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.07%, 1.06%, 1.11%, 1.12% and 1.08% for Class A shares, 1.77%,
      1.79%, 1.79%, 1.74% and 1.79% for Class B shares and 1.76%, 1.78%, 1.79%,
      1.79% and 1.82% for Class C shares.
(d) If the Insured National Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.13%, 1.14%, 1.16%, 1.10% and 1.12% for Class A shares, 1.84%, 1.85%, 1.87%, 1.79%, and 1.87% for Class B shares and 1.83%, 1.85%,
      1.85%, 1.80% and 1.83% for Class C shares.
(e) If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.01%, 1.02%, 1.04%, 1.04% and 1.04% for Class A shares, 1.72%,
      1.73%, 1.74%, 1.72% and 1.75% for Class B shares and 1.71%, 1.72%, 1.74%,
      1.74% and 1.76% for Class C shares.
(f) If the Arizona Portfolio had borne all expenses, the respective expense ratios would have been 1.12%, 1.22%, 1.29%, 1.39% and 1.55% for Class A shares, 1.82%, 1.93%, 1.99%, 2.16% and 2.30% for Class B shares and 1.82%,
      1.93%, 1.99%, 2.17% and 2.34% for Class C shares.
(g) If the Florida Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.09%, 1.13%, 1.14%, 1.18% and 1.27% for Class A shares, 1.79%,
      1.84%, 1.85%, 1.91% and 1.97% for Class B shares and 1.79%, 1.83%, 1.85%,
      1.91% and 1.99% for Class C shares.
(h) If the Massachusetts Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.12%, 1.19%, 1.63%, 1.24% and 1.51% for Class A shares, 1.83%, 1.90%, 1.94%, 1.97% and 2.22% for Class B shares and 1.82%, 1.90%,
      1.93%, 1.96% and 2.21% for Class C shares.
(i) If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.21%, 1.44%, 1.63%, 1.62% and 1.89% for Class A shares, 1.92%,
      2.16%, 2.34%, 2.44%, and 2.61% for Class B shares and 1.93%, 2.16%, 2.34%,
      2.43% and 2.59% for Class C shares.
(j) If the Minnesota Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.29%, 1.49%, 1.66%, 1.63% and 1.80% for Class A shares, 1.99%,
      2.19%, 2.37%, 2.43% and 2.52% for Class B shares and 1.99%, 2.19%, 2.36%,
      2.44% and 2.48% for Class C shares.
(k) If the New Jersey Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.11%, 1.13%, 1.23%, 1.25% and 1.29% for Class A shares, 1.82%,
      1.84%, 1.94%, 1.99% and 2.00% for Class B shares and 1.81%, 1.83%, 1.93%,
      1.98% and 1.99% for Class C shares.
(l) If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.05%, 1.04%, 1.10%, 1.11% and 1.08% for Class A shares, 1.78%,
      1.76%, 1.81%, 1.76%, and 1.80% or Class B shares and 1.77%, 1.76%, 1.80%,
      1.77%, 1.82% and 1.82% for Class C shares.
(m) If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.15%, 1.20%, 1.29%, 1.30% and 1.35% for Class A shares, 1.85%,
      1.91%, 2.00%, 2.01% and 2.05% for Class B shares and 1.85%, 1.90%, 1.99%,
      2.01% and 2.04% for Class C shares.
(n) If the Pennsylvania Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.13%, 1.16%, 1.23%, 1.24% and 1.29% for Class A shares, 1.84%, 1.86%, 1.94%, 1.98% and 2.00% for Class B shares and 1.83%, 1.86%,
      1.93%, 1.98% and 1.99% for Class C shares.
(o) If the Virginia Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been 1.15%, 1.21%, 1.26%, 1.43% and 2.09% for Class A shares, 1.86%,
      1.92%, 1.97%, 2.20%, and 2.84% for Class B shares and 1.86%, 1.92%, 1.96%,
      2.19% and 2.85% for Class C shares.

                     (This page left intentionally blank.)

For more information about the Portfolios, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:        c/o Alliance Global Investor Services, Inc.
                P.O. Box 786003
                San Antonio, TX 78278-6003

By phone:       For Information:  (800) 221-5672
                For Literature:   (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Comission's Public Reference Section, Washington DC 20549-0102.

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

SEC File Nos
------------
811-04791
811-07618
811-5555

--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.) Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

February 1, 2003

Prospectus

Sanford C. Bernstein Fund, Inc.

Foreign-Stock Portfolio

International Value Portfolio II

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

International Value Portfolio II

Introduction      1

International Value II     2

Additional Information About the Principal Investment Strategies
   and Risks      5
Additional Investment Information, Special Investment Techniques and
   Related Risks      7
Fund Management   13
Pricing Portfolio Shares   14
Participating in Your Plan 15

Dividends, Distributions and Taxes  16
Financial Highlights       17

Introduction

This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only one (1) of the twelve
(12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the International Value Portfolio II (the "Portfolio"). A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling (collect) the telephone number on the back cover of this Prospectus.

Alliance Capital Management L.P. is the investment manager of the Fund. This Prospectus refers to Alliance Capital Management L.P. as "the Manager," "Alliance" or "we" and shareholders of the Portfolios as "you."

Before investing in the Portfolio, you should consider the risks. The share price of the Portfolio will fluctuate and you may lose money. This risk is heightened in the case of the international equities, which can experience high volatility in share prices. There is no guarantee that the Portfolio will achieve its investment objective. In addition, the investments made by the Portfolio may underperform the market generally or other mutual funds with a similar investment objective.

These and other risks are discussed in more detail in the pages that follow and in the Fund's Statement of Additional Information ("SAI"), which is available without charge (see back cover).

International Value Portfolio II

Investment Objective

To provide long-term capital growth through investments in equity securities of established foreign companies comprising the EAFE index, plus Canada. The Portfolio is managed without regard to tax considerations.

Principal Investment Strategies

The International Value Portfolio II will invest primarily in equity securities of issuers in countries that comprise the EAFE index (Europe, Australia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the EAFE index. We use a value-oriented approach to stock selection.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

In order to hedge a portion of the currency risk, the Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities.

In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio may also make investments in less developed or emerging equity markets.

The Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

Principal Investment Risks

General risks of investing in the Portfolio: The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objectives.

Risks of investing in foreign securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there is often a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of the Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your return on foreign stocks will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolio and your investment.

Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

Other foreign investment risks include:

o the availability of less public information on issuers of securities
o less governmental supervision of brokers and issuers of securities
o lack of uniform accounting, auditing and financial-reporting standards

o settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolio against loss or theft of assets
o the possibility of nationalization of a company or industry and expropriation or confiscatory taxation
o the imposition of foreign taxes
o high inflation and rapid fluctuations in inflation rates o less developed legal structures governing private or foreign investment

Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:
o the costs of currency exchange
o higher brokerage commissions in certain foreign markets
o the expense of maintaining securities with foreign custodians

Additional risks of investing in emerging-market countries: Investing in emerging-market countries entails greater economic, political and social instability. In addition, there is heightened volatility because the securities markets in these countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance return, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Investment Performance

The bar chart shows the performance of the International Value Portfolio II for each full calendar year since inception. The table shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. The bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

International Value Portfolio II
Calendar Year Total Returns [GRAPHIC OMITTED]

2000          2001       2002
-2.97%      -12.92%     -8.84%

Best and Worst Quarters

                  Quarter Ended     Total Return
Best Quarter      12/31/02          10.85%
Worst Quarter     09/30/02          -21.95%

Average Annual Total Returns

                                  For Years Ended December 31, 2002
                                    One Year      Since Inception*

International Value Portfolio II    -8.84%           -4.28%
MSCI EAFE Foreign-Stock
Market Index                        -15.66%          -9.65%++

*The Portfolio commenced operations on April 30, 1999.

++Since May 1, 1999, the first full month after Portfolio inception (April 30,
1999).

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table

Shareholder fees

         (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases                      None
         Sales Charge (Load) Imposed on Reinvested Dividends           None
         Deferred Sales Charge (Load)                                  None
         Redemption Fees                                               None
         Exchange Fees                                                 None
         Maximum Account Fee                                          $100(1)
Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                               0.96%
         Distribution (12b-1) Fees                                     None
         Other Expenses
         Shareholder Servicing and Administrative Fees                 0.25%
         All Other Expenses                                            0.08%

Total Annual Portfolio Operating Expenses                              1.29%

(1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Yr.                      $131
         3 Yrs. (cum.)              $409
         5 Yrs. (cum.)              $708
         10 Yrs. (cum.)             $1,556

Additional Information About the

Principal Investment Strategies and Risks of the Portfolio

This section contains additional information about the Portfolio's principal investment strategies and related risks, which are described on the preceding pages.

Making Investment Decisions
For the Portfolio

To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. Our research is applied within a value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. We invest in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields. Investment decision-making for this Portfolio is systematic and centralized, pursued by an investment policy group working in concert, and guided by the findings of our global value equity research staff.

Portfolio turnover: The portfolio turnover rate for the Portfolio is included in the Financial Highlights section. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits, or for other reasons. This trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, the Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. When the Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the investment objectives and policies of the Portfolio; when shareholder approval is required:

The investment objective and policies are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of the Portfolio is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

Special Investment Techniques and
Related Risks

Foreign Currency Transactions

The Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward contract with a term greater than one year.

Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolio's total return could be adversely affected.

Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

Futures Contracts and
Options on Futures Contracts

The Portfolio may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce the Portfolio's total returns. Attempts by the Manager to use futures for hedging or other purposes may not be successful. The Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if the Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolio may purchase or sell options on futures contracts for hedging or other purposes. The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

Additional Investment Information,
Special Investment Techniques and Related Risks

In addition to the principal investments previously described, the Fund may invest in other instruments. This section of the Prospectus contains detailed information about the other instruments in which the Portfolio may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this Prospectus.

Portfolio holdings are detailed in the Fund's financial statements, which are sent to the Fund's shareholders twice a year.

Additional investments, strategies and practices permitted; details in the Fund's SAI: The Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Fund's SAI, which is available upon request at no cost (see the back cover of this Prospectus).

Illiquid Securities

The Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of the Portfolio's Rule 144A portfolio securities. The Portfolio may not be able to sell such securities and may not be able to realize its full value upon sale.

Derivatives

The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. The Portfolio is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

   The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolio will enter into swap transactions only with counterparties whose debt securities are rated in the highest rating category of at least one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described below under "Hybrid Investments." The Portfolio will not invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Portfolio.

o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or evenly highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolio

The following describes specific derivatives that the Portfolio may use.

Credit Default Swap Agreements

The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.

Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

Options

The Portfolio may purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolio will write only covered options or other derivatives or financial instruments.

The Portfolio may enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolio may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolio will not write uncovered call or put options. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, the Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolio may purchase or write privately negotiated options on securities. The Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by the Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Hybrid Investments

As part of its investment program and to maintain greater flexibility, the Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events.

Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. The Portfolio will not invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps and Floors)

The Portfolio may enter into interest rate or foreign currency swaps and purchase and sell interest-rate caps and floors. The Portfolio expects to enter into these transactions for a variety of reasons, including to attempt to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio.

The Portfolio will not use swaps to leverage the Portfolio. The Portfolio will maintain in a segregated account with the

Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Lending Portfolio Securities

The Portfolio may lend portfolio securities. The Portfolio may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Forward Commitments

The Portfolio may purchase or sell securities on a forward commitments basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolio must segregate liquid assets in an amount at least equal to its purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

The Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. The Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Future Developments

The Portfolio expects to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for that Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.

Additional Risk Considerations

Leverage

When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolio may create leverage by using reverse repurchase agreements or derivatives, or by borrowing money for temporary or emergency purposes.

Fund Management

The investment manager of the Fund is Alliance Capital Management L.P. ("Alliance"). Alliance has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a registered investment adviser that manages, as of September 30, 2002, approximately $369 billion in assets for individuals, trusts and estates, partnerships, corporations, public and private employee-benefit plans, public employee retirement funds, foundations, endowments, banks and insurance companies worldwide. Alliance is also a mutual fund sponsor with a family of diversified portfolios distributed globally.

Investment decisions for the Portfolio are made by Investment Policy Groups comprised of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.

Investment Management Fees

For the fiscal year ended September 30, 2002, the aggregate fees paid to Alliance as a percentage of assets for services rendered to the Portfolio with respect to investment management was:

                                            Fee as a percentage of
Portfolio                                   average daily net assets
International Value Portfolio II            .96%

Shareholder Servicing and
Administrative Services

Alliance provides the Fund with shareholder servicing and administrative services. For these services, Alliance charges the Portfolio an annual fee of 0.25% of the Portfolio's average daily net assets.

Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services free of charge. Bernstein LLC is a wholly-owned subsidiary of Alliance.

Pricing Portfolio Shares

The share price for the Portfolio is based on the Portfolio's net asset value ("NAV"). To calculate the NAV, the Portfolio's net worth (assets less liabilities) is divided by the number of outstanding shares.

Regarding Portfolio securities for which readily available market quotations exist, the value is based on the most recent sale price, bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. The Fund may use an independent pricing service to value the Portfolio's assets at such times and to such extent as the Manager deems appropriate.

If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by the Fund's Board of Directors. In the latter situation, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities.

All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in the NAV, either on the date the security goes ex-dividend, or the date the Manager becomes aware of them, whichever is later. Corporate actions of foreign issuers are reflected in the NAV on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.

The Portfolio's NAV is determined as of the close of regular trading of the New York Stock Exchange ("Exchange") (normally 4:00 p.m. New York time) on each business day with the exception of Exchange holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

To the extent that the assets of the Portfolio are traded in other markets (such as a foreign market) on days when the Exchange is closed, the NAV of the Portfolio may be affected on days when you will not be able to purchase or redeem the Portfolio's shares.

Your purchase price for shares of the Portfolio will be the NAV next determined after receipt of a purchase order in good form. When you sell shares of the Portfolio, you will receive the NAV next determined after receipt of the order to sell in proper form.

Participating in Your Plan

The Portfolio is available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.

You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.

Contributions, exchanges or distributions of the Portfolio's shares are effective when received in "good form" by Bernstein LLC or its agents. "Good form" means that complete information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein LLC or its agents.

Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

Before making an exchange, you should consider the following:

o If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number that appears on the back of this prospectus for a copy.
o Exchanges are accepted by Bernstein LLC only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

If you have questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.

Dividends, Distributions and Taxes

The discussion below assumes that all investors in the Portfolio are participants in employer-sponsored retirement or savings plans.

The Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Portfolio intends to declare and pay dividends at least annually, generally in December. Capital gains distributions are made at least annually, generally in December. The Portfolio's capital gains distributions and dividends are paid in additional shares of the Portfolio based on the Portfolio's net asset value at the close of business on the record date.

As a consequence of your utilizing the Portfolio as an investment option in an employer-sponsored retirement or savings plan, dividends and capital-gains distributions from the Portfolio generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. You should consult your plan administrator, your plan's Summary Plan Description or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.

Dividends and interest received by the Portfolio may be subject to foreign withholding and other taxes. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes. You will not be able to claim foreign tax credits or deductions on your federal income-tax returns with respect to such taxes paid by the Portfolio.

Financial Highlights

Foreign-Stock Portfolio
o International Value Portfolio II

The financial highlights table is intended to help you understand the financial performance of the Portfolio of the Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2002 annual report, which is available upon request.


                                                            International Value
                                                            Portfolio II
                                                      Year Ended     Year Ended   Year Ended   Year Ended
                                                      9/30/02        9/30/01 (a)  9/30/00      9/30/99 (c)


  Net asset value, beginning of period                $14.16         $20.44       $20.11      $19.43
Income from investment operations:
  Investment income, net                                0.14           0.18         0.23        0.19
  Net realized and unrealized gain (loss)
    on investments, futures and foreign currencies     (1.90)         (3.11)       0.31         0.49
  Total from investment operations                     (1.76)         (2.93)       0.54         0.68
Less distributions:

  Dividends from taxable net investment income         (0.45)         (0.79)       (0.19)       0
  Dividends from tax-exempt net investment income         0            0            0           0
  Distributions from net realized gains                   0           (2.56)       (0.02)       0
  Distributions in excess of net realized gains
    due to timing differences                             0            0            0           0
  Total distributions                                  (0.45)         (3.35)       (0.21)       0
  Portfolio transaction fee                               0            0            0           0
  Net asset value, end of period                      $11.95         $14.16       $20.44       $20.11
  Total return (b)                                    (13.01)%       (16.95)%     2.72%        3.50%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)          $1,299,449     $1,426,683   $1,907,921   $2,459,123
  Average net assets (000 omitted)                 $1,539,788     $1,718,245   $2,238,111   $2,397,807
  Ratio of expenses to average net assets             1.29%          1.28%        1.25%        1.26%*
  Ratio of net investment income to average
    net assets                                        0.97%          1.06%        1.09%       2.23%*
  Portfolio turnover rate                            67.44%         45.01%       24.24%       9.34%

*Annualized

(a) Prior to October 2, 2000, Sanford C. Bernstein & Co., Inc. served as investment manager to the Fund. On October 2, 2000, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Sanford C. Bernstein & Co., Inc. and became investment adviser for the Fund.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c) Commenced operations April 30, 1999.

February 1, 2003
Prospectus

Sanford C. Bernstein Fund, Inc.

International Value Portfolio II

Important: This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only one
(1) of the twelve (12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the International Value Portfolio II. A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling the telephone number below.

The Statement of Additional Information (SAI) of the Fund includes further information about the Fund and its investment policies. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus. Further information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain free copies of any of these documents or make inquiries about the Fund, call (212) 756-4097 collect or write to us at: 1345 Avenue of the Americas, New York, NY 10105.

You can also obtain copies from the SEC's internet site at http://www.sec.gov, by visiting the SEC's Public Reference Room in Washington, D.C., by sending an e-mail to public-info@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You can call
(202) 942-8090 for information on the operation of the Public Reference Room.

Sanford C. Bernstein Fund, Inc., SEC file number: 811 - 5555

          February 1, 2003

          Prospectus


Sanford C. Bernstein Fund, Inc.





          Fixed-Income Portfolios
          ----------------------------------------------------------------------

          Short Duration Plus

          Intermediate Duration










          ----------------------------------------------------------------------
          As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
--------------------------------------------------------------------------------


          Fixed-Income Portfolios
          ----------------------------------------------------------------------


          Introduction ........................................................2

          Short Duration ......................................................3

          Intermediate Duration ...............................................6

          Additional Information About the Principal Investment Strategies
          and Risks ...........................................................9

          Additional Investment Information, Special Investment Techniques
          and Related Risks ..................................................10

          Fund Management ....................................................17

          Pricing Portfolio Shares ...........................................18

          Participating in Your Plan .........................................19

          Dividends, Distributions and Taxes .................................19

          Financial Highlights ...............................................20

Introduction
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          This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only two (2) of the twelve (12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the Short Duration Plus Portfolio and the Intermediate Duration Portfolio. A prospectus containing information on all twelve of the Fund's Portfolios is available for individual investors and may be obtained by writing to the address or calling the telephone number on the back cover of this Prospectus.

          Alliance Capital Management L.P. is the investment manager of the Funds. This Prospectus refers to Alliance Capital Management L.P. as "the Manager," "Alliance" or "we" and shareholders of the Portfolios as "you."

          Before investing in either Portfolio, you should consider the risks. The share prices of the Portfolios will fluctuate and you may lose money. There is no guarantee that either Portfolio will achieve its investment objective. In addition, the investments made by either Portfolio may underperform the market generally or other mutual funds with a similar investment objective.

          These and other risks are discussed in more detail in the pages that follow and in each Fund's Statement of Additional Information ("SAI"), which is available without charge (see back cover).




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2  Sanford C. Bernstein Fund, Inc.

Short Duration Plus Portfolio
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Investment Objective

To provide safety of principal and a moderate rate of income that is subject to taxes.


Principal Investment Strategies

The Short Duration Plus Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.


Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

     o lower rated securities or comparable unrated securities;
     o debt securities with longer maturities;
     o debt securities paying no current interest, such as zero coupon securities; or
     o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative credit risks.

Riskier than a money-market fund: The Portfolio is invested in securities with longer maturities than the assets of the type of mutual fund known as a money-market fund. However, the risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the portfolio securities may be lower and the effective duration of the Portfolio is longer.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S.-dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries.


--------------------------------------------------------------------------------
                                              Sanford C. Bernstein Fund, Inc.  3

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.
Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.


Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Short Duration Plus Portfolio
Calendar Year Total Returns [GRAPHIC OMITTED]
1993   1994     1995     1996    1997    1998    1999    2000     2001     2002
5.42%  0.55%    10.10%   4.79%   5.54%   5.93%   3.78%   6.32%    8.35%    5.09%

Best and Worst Quarters
                  Quarter Ended     Total Return
Best Quarter      12/31/91          3.75%
Worst Quarter     3/31/94           -0.31%

Average Annual Total Returns
                           For Years Ended December 31, 2002
                           One Year Five Years       Ten Years
Short Duration Plus        5.09%            5.88%             5.56%
Merrill Lynch 1-3 Year
Treasury Index             5.77%            6.41%             6.04%


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4  Sanford C. Bernstein Fund, Inc.

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Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

     Fee Table

     ---------------------------------------------------------------------------
     Shareholder fees                                             Short Duration
         (fees paid directly from your investment)                Plus Portfolio

         Sales Charge (Load) Imposed on Purchases                      None
         Sales Charge (Load) Imposed on Reinvested Dividends           None
         Deferred Sales Charge (Load)                                  None
         Redemption Fees                                               None
         Exchange Fees                                                 None
         Maximum Account Fee                                           $100(1)
     ---------------------------------------------------------------------------
     Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                               0.50%
         Distribution (12b-1) Fees                                     None
         Other Expenses
         Shareholder Servicing and Administrative Fees                 0.10%
         All Other Expenses                                            0.07%

     Total Annual Portfolio Operating Expenses                         0.67%

       1 Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the
          Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

     ---------------------------------------------------------------------------
     Example

          This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

          The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Yr.                                                 $68
          3 Yrs. (cum.)                                         $214
          5 Yrs. (cum.)                                         $373
          10 Yrs. (cum.)                                        $835



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                                              Sanford C. Bernstein Fund, Inc.  5

Intermediate Duration Portfolio
--------------------------------------------------------------------------------


Investment Objective

To provide safety of principal and a moderate to high rate of income that is subject to taxes.


Principal Investment Strategies

The Intermediate Duration Portfolio will invest at least 65% of its total assets in securities rated AA or better by national rating agencies and comparably rated commercial paper and notes. In addition, the Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies.

Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. We may moderately shorten the average duration of the Portfolio when we expect interest rates to rise and modestly lengthen average duration when we anticipate that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.


Principal Investment Risks

General risks of investing in the Portfolio: The share prices of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest-rate risk: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

The Portfolio may experience increased interest rate risk to the extent it invests in:

     o lower rated securities or comparable unrated securities;
     o debt securities with longer maturities;
     o debt securities paying no current interest, such as zero coupon securities; or
     o debt securities paying non-cash interest in the form of other debt securities (pay-in-kind securities).

Because prices of intermediate bonds are more sensitive to interest-rate changes than those of shorter duration, this Portfolio has greater interest-rate risk than the Fund's short-duration Portfolios.

Credit risk: This is the risk the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

Inflation-protected securities: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.


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6  Sanford C. Bernstein Fund, Inc.

Foreign securities: Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the U.S.-dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Mortgage-related securities: Investments in mortgage-related securities expose the Portfolio to the following risks:

Prepayment risk: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Shortening risk: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate-or long-term securities.

Extension risk: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.


Investment Performance

The bar chart shows the Portfolio's performance for the past 10 calendar years. The table shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. Both the bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how it will perform in the future.

Intermediate Duration Portfolio
Calendar Year Total Returns [GRAPHIC OMITTED]
1993     1994     1995     1996    1997   1998    1999    2000    2001     2002
10.34%   -3.15%   17.83%   3.58%   7.66%  6.87%   0.64%   8.37%   7.19%    7.16%

Best and Worst Quarters
                  Quarter Ended     Total Return
Best Quarter      6/30/95           5.61%
Worst Quarter     3/31/94           -2.30%

Average Annual Total Returns
                           For Years Ended December 31, 2002
                           One Year Five Years       Ten Years

Intermediate Duration      7.16%            6.01%             6.51%
Lehman Brothers
Aggregate Bond Index       10.25%           7.55%             7.51%


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                                              Sanford C. Bernstein Fund, Inc.  7

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Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

     Fee Table

     Shareholder fees                                             Intermediate
         (fees paid directly from your investment)            Duration Portfolio

         Sales Charge (Load) Imposed on Purchases                      None
         Sales Charge (Load) Imposed on Reinvested Dividends           None
         Deferred Sales Charge (Load)                                  None
         Redemption Fees                                               None
         Exchange Fees                                                 None
         Maximum Account Fee                                           $100(1)
     ---------------------------------------------------------------------------
     Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                               0.47%
         Distribution (12b-1) Fees                                     None

         Other Expenses
         Shareholder Servicing and Administrative Fees                 0.10%
         All Other Expenses                                            0.04%

     Total Annual Portfolio Operating Expenses                         0.61%

      (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.
     ---------------------------------------------------------------------------
     Example

          This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

          The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Yr.                                                 $62
          3 Yrs. (cum.)                                         $195
          5 Yrs. (cum.)                                         $340
          10 Yrs. (cum.)                                        $762


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8  Sanford C. Bernstein Fund, Inc.

Additional Information About the Principal Investment Strategies and Risks of the Portfolios
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This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages.


Making Investment Decisions
For the Portfolios

To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. Our research is applied within a value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

To identify attractive bonds for these Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest-rate risk. Finally, we may use interest-rate forecasting to determine the best level of interest-rate risk at a given time, within specified limits for each Portfolio.

Portfolio turnover: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by a Portfolio and its shareholders.

Changing the investment objectives and policies of the Portfolios: The investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of any Portfolio is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.


Special Investment Techniques and
Related Risks

Foreign Currency Transactions

The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Although forward contracts will be used primarily to protect the Portfolios from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolios' total return could be adversely affected.

Futures Contracts and
Options on Futures Contracts

The Portfolios may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Portfolio's total returns. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are


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                                              Sanford C. Bernstein Fund, Inc.  9
potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolios may each purchase or sell options on futures contracts for hedging or other purposes. Neither Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


Additional Investment Information, Special Investment Techniques and Related
Risks

In addition to the principal investments previously described, the Portfolios may invest in other instruments. This section of the Prospectus contains detailed information about the other instruments in which the Portfolios may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this Prospectus.

Each Portfolio's holdings are detailed in the Funds' financial statements, which are sent to the Funds' shareholders twice a year.

Additional investments, strategies and practices permitted; details in the Fund's SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Fund's SAI, which is available upon request at no cost (see the back cover of this Prospectus).


Additional Investments

Interest Only/Principal Only Securities

The Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. Most IOs and POs are considered to be illiquid securities (see discussion below).

Obligations of Supranational Agencies

The Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries, however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities (see discussion on pages 3 and 7).

Variable, Floating and Inverse
Floating Rate Instruments

Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

Each Portfolio may invest in Variable Rate Demand Notes (VRDN) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Each Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional


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10  Sanford C. Bernstein Fund, Inc.

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in
terest for a certain period of time if short-term interest rates rise above a predetermined level of "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Each Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.


Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.


Fixed-Income Securities

The Portfolios may invest in medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that these Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration.

Unrated securities may be purchased by these Portfolios when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.


Illiquid Securities

Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.


Derivatives

Each Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each Portfolio


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                                             Sanford C. Bernstein Fund, Inc.  11
is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

   o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

   o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

   o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

   o Swaps--A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment, by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities are rated in the highest rating category of at least one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or


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12  Sanford C. Bernstein Fund, Inc.

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"hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Hybrid Investments." Neither Portfolio will invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly-experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

   o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

   o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

   o Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

   o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price. o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

   o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or evenly highly correlate or track the value of the assets, rates, or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.


Derivatives Used by the Portfolios

The following describes specific derivatives that one or more of the Portfolios may use.

Credit Default Swap Agreements

The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for


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                                             Sanford C. Bernstein Fund, Inc.  13

ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS (CONT'D)
--------------------------------------------------------------------------------

payment of the face amount of the obligation. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.

Credit default swaps involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

Options

Each Portfolio may purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

Each Portfolio may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

Neither Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Neither Portfolio will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Portfolio may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.


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14  Sanford C. Bernstein Fund, Inc.

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Hybrid Investments

As part of its investment program and to maintain greater flexibility, each Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indexes or other financial or economic indicators, data or events.

Hybrids can have volatile prices and limited liquidity and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. Neither Portfolio will invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps and Floors)

Each Portfolio may enter into interest rate or foreign currency swaps and purchase and sell interest-rate caps and floors. The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as described above, as a duration management technique or to attempt to exploit mispricings in the bond or currency markets.

Neither Portfolio will use swaps to leverage the Portfolio. A Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

Lending Portfolio Securities

Each Portfolio may lend portfolio securities. Each Portfolio may lend up to 30% of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Portfolio. A principal risk in lending portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.


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                                             Sanford C. Bernstein Fund, Inc.  15

ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS (CONT'D)
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Forward Commitments

Each Portfolio may purchase or sell securities on a forward commitments basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

Repurchase Agreements

Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Portfolio's ability to enter into repurchase agreements. The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Future Developments

The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for that Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.


Additional Risk Considerations

Fixed-Income Securities

The value of each Portfolio's shares will fluctuate with the value of its investments. The value of a Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.


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16  Sanford C. Bernstein Fund, Inc.

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In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

Investments in Lower-Rated Securities

Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P and Fitch (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager's research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated Securities

The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

Leverage

When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. Each Portfolio may create leverage by using reverse repurchase agreements, inverse floating-rate instruments or derivatives, or by borrowing money for temporary or emergency purposes.


Fund Management
--------------------------------------------------------------------------------

The investment manager of the Funds is Alliance Capital Management L.P. ("Alliance"). Alliance has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a registered investment adviser that manages, as of September 30, 2002, approximately $369 billion in assets for individuals, trusts and estates, partnerships, corporations, public and private employee-benefit plans, public employee retirement funds, foundations, endowments, banks and insurance companies worldwide. Alliance is also a mutual fund sponsor with a family of diversified portfolios distributed globally.

Investment decisions for each Portfolio are made by Investment Policy Groups comprised of Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.


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                                             Sanford C. Bernstein Fund, Inc.  17

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Investment Management Fees

For the fiscal year ended September 30, 2002, the aggregate fees paid to Alliance as a percentage of assets for services rendered to each Portfolio with respect to investment management was:

                                    Fee as a percentage of
Portfolio                           average daily net assets
------------------------------------------------------------
Short Duration Plus                           .50%
Intermediate Duration                         .47%


Shareholder Servicing and
Administrative Services

Alliance provides the Fund with shareholder servicing and administrative services. For these services, Alliance charges Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets.


Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services free of charge. Bernstein LLC is a wholly-owned subsidiary of Alliance.


Pricing Portfolio Shares
--------------------------------------------------------------------------------

The share price for each Portfolio is based on the Portfolio's net asset value ("NAV"). To calculate the NAV, a Portfolio's net worth (assets less liabilities) is divided by the number of outstanding shares.

Regarding Portfolio securities for which readily available market quotations exist, the value is based on the most recent sale price, bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. The Fund may use an independent pricing service to value the Portfolios' assets at such times and to such extent as the Manager deems appropriate.

If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by the Fund's Board of Directors. In the latter situation, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities.

All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in the NAV, either on the date the security goes ex-dividend, or the date the Manager becomes aware of them, whichever is later. Corporate actions of foreign issuers are reflected in the NAV on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.

A Portfolio's NAV is determined as of the close of regular trading of the New York Stock Exchange ("Exchange") (normally 4:00 p.m. New York time) on each business day with the exception of Exchange holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

To the extent that the assets of a Portfolio are traded in other markets (such as a foreign market) on days when the Exchange is closed, the NAV of a Portfolio may be affected on days when you will not be able to purchase or redeem the Portfolio's shares.

Your purchase price for shares of a Portfolio will be the NAV next determined after receipt of a purchase order in good form. When you sell shares of a Portfolio, you will receive the NAV next determined after receipt of the order to sell in proper form.


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18  Sanford C. Bernstein Fund, Inc.

Participating in Your Plan
--------------------------------------------------------------------------------

The Portfolios are available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect any of the Portfolios as an investment option.

You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.

Contributions, exchanges or distributions of Portfolio shares are effective when received in "good form" by Bernstein LLC or its agents. "Good form" means that complete information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein LLC or its agents.

Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

Before making an exchange, you should consider the following:

   o If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number that appears on the back of this prospectus for a copy.

   o Exchanges are accepted by Bernstein LLC only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

If you have questions about your account, contact your plan administrator or the organization that provides record-keeping services for your plan.


Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

The discussion below assumes that all investors in the Portfolios are participants in employer-sponsored retirement or savings plans.

The Portfolios intend to declare dividends daily and to pay them monthly. Capital gains distributions are made at least annually, generally in December. Each Portfolio's distributions and dividends are paid in additional shares of that Portfolio based on the Portfolio's net asset value at the close of business on the record date.

As a consequence of your using the Portfolios as an investment option in an employer-sponsored retirement or savings plan, dividends and capital gains distributions from the Portfolios generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. You should consult your plan administrator, your plan's Summary Plan Description or a professional tax advisor regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.

Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the Portfolios. The number of shares you receive is based upon the net asset value of the Portfolios on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing received by us not less than five business days prior to the record date to receive dividends and/or capital gains distributions in cash. You will not receive interest on uncashed dividend, distribution or redemption checks.

Dividends and interest received by the Portfolios may be subject to foreign withholding and other taxes. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes. You will not be able to claim foreign tax credits or deductions on their own federal income tax returns with respect to such taxes paid by a Portfolio.


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                                             Sanford C. Bernstein Fund, Inc.  19

Financial Highlights
--------------------------------------------------------------------------------

Financial Highlights

Fixed-Income Taxable Portfolios

o Short Duration Plus Portfolio
o Intermediate Duration Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolios of the Fund for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2002 annual report, which is available upon request.


                                                           Short Duration Plus Portfolio
                                          ----------------------------------------------------------------
                                          Year Ended    Year Ended  Year Ended   Year Ended     Year Ended
                                            9/30/02     9/30/01 (a)   9/30/00      9/30/99        9/30/98

------------------------------------------   ------------------------------------------------------------
Net asset value, beginning of period         $  12.69     $  12.25     $  12.33     $  12.53     $  12.53
------------------------------------------   ------------------------------------------------------------

Income from investment operations:

 Investment income, net                          0.50         0.68         0.72         0.67         0.65
 Net realized and unrealized gain (loss)
   on investments, futures and foreign
   currencies                                    0.09         0.44        (0.08)       (0.20)        0.09
------------------------------------------   ------------------------------------------------------------
 Total from investment operations                0.59         1.12         0.64         0.47         0.74
------------------------------------------   ------------------------------------------------------------

Less distributions:
 Dividends from taxable net investment
   income                                       (0.50)       (0.66)       (0.72)       (0.67)       (0.72)
 Distributions from net realized gains           0            0            0            0            0
 Distributions from return on capital            0           (0.01)        0            0            0
 Distributions in excess of net investment
   income due to timing differences              0           (0.01)        0            0           (0.02)
 Distributions in excess of net realized
   gains due to timing differences               0            0            0            0            0
------------------------------------------   ------------------------------------------------------------
 Total distributions                            (0.50)       (0.68)       (0.72)       (0.67)       (0.74)
------------------------------------------   ------------------------------------------------------------
 Net asset value, end of period              $  12.78  $     12.69     $  12.25     $  12.33     $  12.53
------------------------------------------   ------------------------------------------------------------
 Total return (b)                                4.78%        9.40%        5.37%        3.82%        6.10%
------------------------------------------   ------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)     $397,719     $367,738     $407,516     $557,016     $595,087
 Average net assets (000 omitted)            $377,656     $377,112     $490,232     $569,298     $591,866
 Ratio of expenses to average net assets         0.67%        0.67%        0.66%        0.65%        0.64%
 Ratio of net investment income to average
   net assets                                    3.95%        5.48%        5.88%        5.36%        5.24%
 Portfolio turnover rate                       226.31%      377.16%      194.48%       95.60%       71.40%



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20  Sanford C. Bernstein Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

                                                           Intermediate Duration Portfolio
                                          ----------------------------------------------------------------
                                          Year Ended    Year Ended  Year Ended   Year Ended     Year Ended
                                            9/30/02     9/30/01 (a)   9/30/00      9/30/99        9/30/98

------------------------------------------   --------------------------------------------------------------
Net asset value, beginning of period         $    12.98   $    12.51   $    12.67   $   13.49    $    13.38
------------------------------------------   --------------------------------------------------------------

Income from investment operations:

 Investment income, net                            0.59         0.72         0.81        0.77          0.73
 Net realized and unrealized gain (loss)
   on investments, futures and foreign
   currencies                                      0.10         0.47        (0.16)      (0.63)         0.37
------------------------------------------   --------------------------------------------------------------
 Total from investment operations                  0.69         1.19         0.65        0.14          1.10
------------------------------------------   --------------------------------------------------------------

Less distributions:
 Dividends from taxable net investment
   income                                         (0.59)       (0.68)       (0.81)      (0.76)        (0.80)
 Distributions from net realized gains             0            0            0          (0.10)        (0.17)
 Distributions from return on capital              0           (0.04)        0           0             0
 Distributions in excess of net investment
   income due to timing differences                0            0            0          (0.03)        (0.02)
 Distributions in excess of net realized
   gains due to timing differences                 0            0            0          (0.07)         0
------------------------------------------   --------------------------------------------------------------
 Total distributions                              (0.59)       (0.72)       (0.81)      (0.96)        (0.99)
------------------------------------------   --------------------------------------------------------------
 Net asset value, end of period              $    13.08       $12.98   $    12.51   $   12.67        $13.49
------------------------------------------   --------------------------------------------------------------
 Total return (b)                                  5.48%        9.80%        5.37%       1.04%         8.59%
------------------------------------------   --------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)     $2,151,988   $2,130,691   $2,041,914   $2,674,408   $2,541,549
 Average net assets (000 omitted)            $2,135,339   $2,060,159   $2,298,018   $2,601,959   $2,303,250
 Ratio of expenses to average net assets           0.61%        0.61%        0.60%        0.60%        0.60%
 Ratio of net investment income to average
   net assets                                      4.57%        5.66%        6.48%        5.89%        5.41%
 Portfolio turnover rate                         726.53%      532.33%      378.19%      229.75%      233.08%


 (a) Prior to October 2, 2000, Sanford C. Bernstein & Co., Inc. served as investment manager to the Fund. On October 2, 2000, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Sanford C. Bernstein & Co., Inc. and became investment adviser for the Fund.
 (b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.



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                                             Sanford C. Bernstein Fund, Inc.  21

     February 1, 2003

     Prospectus


Sanford C. Bernstein Fund, Inc.


     Short Duration Plus Portfolio

     Intermediate Duration Portfolio

     Important: This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only two (2) of the twelve (12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the Short Duration Plus Portfolio and the Intermediate Duration Portfolio. A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling the telephone number below.

     The Statement of Additional Information (SAI) for the Fund includes further information about the Fund and its investment policies. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This means that each SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus. Further information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain free copies of any of these documents or make inquiries about the Fund, call (212) 756-4097 collect or write to us at: 1345 Avenue of the Americas, New York, NY 10105.

     You can also obtain copies from the SEC's internet site at http://www.sec.gov, by visiting the SEC's Public Reference Room in Washington, D.C., by sending an e-mail to public-info@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You can call (202) 942-8090 for information on the operation of the Public Reference Room.


     Sanford C. Bernstein Fund, Inc., SEC file number: 811 - 5555

                        SANFORD C. BERNSTEIN FUND, INC.


                           1345 Avenue of the Americas

                            New York, New York 10105


                                 (212) 756-4097

                       Statement of Additional Information


                                February 1, 2003


     This Statement of Additional Information ("SAI") relates to the following 12 series of shares of the Sanford C. Bernstein Fund, Inc. (the "Fund"). For the New York Municipal, California Municipal and Diversified Municipal Portfolios, this SAI relates to the New York Municipal Class, California Municipal Class and Diversified Municipal Class of shares of the respective Portfolio. Each series is referred to as a "Portfolio" in this SAI.

                             FIXED-INCOME PORTFOLIOS

U.S. Government Short Duration                  Intermediate Duration Portfolio

Short Duration Plus                             New York Municipal

Short Duration New York Municipal               California Municipal

Short Duration California Municipal             Diversified Municipal

Short Duration Diversified Municipal

                         INTERNATIONAL EQUITY PORTFOLIOS

Tax-Managed International Value                 Emerging Markets Value

International Value II


     This SAI is not a prospectus, and should be read in conjunction with the Fund's Prospectus, dated February 1, 2003, which may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number.

     Certain financial statements from the Fund's annual report dated September 30, 2002 are incorporated by reference into this SAI.

     Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                            Page



FUND HISTORY.................................................................B-3
INVESTMENTS STRATEGIES AND RELATED RISKS.....................................B-3
INVESTMENT RESTRICTIONS.....................................................B-35
INVESTMENTS.................................................................B-43
DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES..................B-64
MANAGER AND DISTRIBUTOR.....................................................B-69
NET ASSET VALUE.............................................................B-73
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................B-74
PURCHASE AND REDEMPTION OF SHARES...........................................B-78
TAXES.......................................................................B-79
CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT ACCOUNTANTS AND FINANCIAL
STATEMENTS..................................................................B-83
PERFORMANCE.................................................................B-84
DESCRIPTION OF SHARES.......................................................B-93
APPENDIX: Description of Corporate and Municipal Bond Ratings...............B-93

                                  FUND HISTORY


     The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end management investment company.


     As of February 1, 2002, the names of each Portfolio were changed to delete "Bernstein" from their names. As of the same date, "Bernstein Government Short Duration Portfolio" changed its name to "U.S. Government Short Duration Portfolio."

     Each Portfolio of the Fund is diversified except for the New York Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and the Short Duration California Municipal Portfolio.

                    INVESTMENTS STRATEGIES AND RELATED RISKS

     For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see the section of the Fund's Prospectus entitled "Investment Objectives, Strategies, Risks, Performance and Fees". The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

FIXED-INCOME PORTFOLIOS

General Investment Policies -- All Fixed-Income Portfolios

     Each Fixed-Income Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Fixed-Income Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities.

     Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.


     None of the Fixed-Income Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by Alliance Capital Management, L.P. ("Alliance" or the "Manager") to be of comparable quality. In addition, none of the Fixed-Income Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal.

     In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Fixed-Income Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.


     The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

     Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

Specific Investment Policies of Each Fixed-Income Portfolio

The Fixed-Income Taxable Portfolios


     The Intermediate Duration Portfolio. This Portfolio will not purchase any security if immediately after that purchase less than 65% of the Portfolio's total assets would consist of securities rated AA or higher by Standard & Poor's or Aa or higher by Moody's or of securities that are not rated but that are determined by the Manager to be of comparable quality.


     The U.S. Government Short Duration Portfolio. This Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. Shareholders of the Portfolio will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. In addition, the Portfolio invests, under normal circumstances, at least 90% of its total assets in U.S. government and agency securities and high-quality money-market securities--i.e., securities with remaining maturities of one year or less that have been rated AA or better by Standard & Poor's or Aa by Moody's, or that are not rated but that are determined by the Manager to be of comparable quality. Shareholders' investments in this Portfolio are not insured by the U.S. government. To the extent that this Portfolio is invested in government securities, its income is generally not subject to state and local income taxation. Most states allow a pass-through to the individual shareholders of the tax-exempt character of this income for purposes of those states' taxes.

     The U.S. Government Short Duration Portfolio will purchase only securities rated A or better by Standard & Poor's, Fitch or Moody's; commercial paper rated A-1 by Standard & Poor's, F-1 by Fitch or P-1 by Moody's; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality.


     The Short Duration Plus Portfolio. This Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies and comparably rated commercial paper and notes.


The Municipal Portfolios


     As a fundamental policy, each of the six municipal Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax.

     In addition to Municipal Securities, each municipal Portfolio may invest in non-municipal securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.

     The New York Municipal, California Municipal and Diversified Municipal Portfolios are referred to below as the "Fixed-Income Municipal Intermediate Duration Portfolios."


Alternative Minimum Tax

     Under current federal income tax law, (1) interest on tax-exempt Municipal Securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.

     Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

The New York Municipal Portfolios


     The Short Duration New York Municipal Portfolio and the New York Municipal Portfolio. Each of the Short Duration New York Municipal Portfolio and the New York Municipal Portfolio (the "New York Municipal Portfolios") invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York State income tax ("New York Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal, New York State and local taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.


     Each New York Municipal Portfolio is a non-diversified portfolio under the Investment Company Act of 1940 (the "1940 Act"). Nonetheless, the Fund intends to continue to qualify each New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

     Because the New York Municipal Portfolios invest primarily in New York Municipal Securities, the Portfolios' performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

     The New York Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolios seek income exempt from New York State and local taxes as well as federal income tax, such Portfolios may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

The California Municipal Portfolios


     The Short Duration California Municipal Portfolio and the California Municipal Portfolio. Each of the Short Duration California Municipal Portfolio and the California Municipal Portfolio (the "California Municipal Portfolios") invests in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of California or its political subdivisions, or otherwise exempt from California State income tax ("California Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.


     Each California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify each California Municipal Portfolio as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each California Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If either California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

     Because the California Municipal Portfolios invest primarily in California Municipal Securities, the performance of these Portfolios is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

     The California Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolios seek income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolios may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Risk of Concentration in a Single State
(The New York Municipal Portfolios and the California Municipal Portfolios)

     The primary purpose of investing in a portfolio of a single state's Municipal Securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Municipal Securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under "Fixed-Income Portfolios". See also the Appendix: Description of Corporate and Municipal Bond Ratings" for a description of ratings and rating criteria. Some Municipal Securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.


     The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement as updated in November 2002 with respect to New York and an Official Statement dated October 16, 2002 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.


NEW YORK


     The following is based on information obtained from the Annual Information Statement of the State of New York, dated June 3, 2002, and the Update to the Annual Information Statement dated November 14, 2002.

Debt Reform Act of 2000


     The Debt Reform Act of 2000 (Debt Reform Act) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income; (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

     The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14. Debt outstanding and debt service costs for the 2002-2003 fiscal year are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.


     The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation


     In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

         As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments


     As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industries profits in the first quarter of 2002.

     The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

2002-03 Financial Plan

     In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the Executive Plan) with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to DOB. The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program ($885 million); and revenue and spending actions totaling $2.4 billion (of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.

     In April 2002, DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. DOB expects that the majority of this shortfall will be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.

     On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.

     As compared to the Executive Plan, the Enacted Plan also supports spending restorations of approximately $600 million related to education, health, economic development, and human services. These costs are fully financed through actions to reduce spending or increase revenues on a recurring basis, including education building aid reform, workforce savings through attribution and an early retirement program, and tobacco tax increases and enforcement actions, as well as the use of resources from other funds.

     General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-03, a decrease in $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02.

     Projected General Fund disbursements in the Enacted Plan are essentially unchanged from the levels projected in the Executive Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.

     All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

     The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Enacted Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.


     The State issued its Second Quarterly Update to the 2002-03 State Financial Plan on October 30, 2002 (the "Mid-Year Plan"). The Mid-Year Plan remains in balance and makes no revisions to the receipts and disbursements projections contained in the Enacted Plan. However, the Mid-Year Plan noted that current economic and financial trends (in particular, the prolonged and substantial decline in the equity markets and the poor performance of financial services firms) have made it more likely that actual receipts during the 2002-03 fiscal year will be significantly below the levels reported in the current Financial Plan.

2001-02 Fiscal Year

     The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

     General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

     General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.


2000-2001 Fiscal Year


     The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-Kindergarten Fund.

     In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.


     The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).


     General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

1999-2000 Fiscal Year

     The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

     The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

     The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

     General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.






State Financial Practices: GAAP Basis


     Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.


2001-02 Fiscal Year

     The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million).

     The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services ($398 million), health and environment ($395 million), personal service ($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

     Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business taxpayers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund), and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates which filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).

     General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1 percent) due mainly to an increase in spending for support for public schools. Social services expenditures increased $398 million (4.3 percent) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million (39.4 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

     An operating deficit of $970 million was reported for the Special Revenue Funds for the 2001-02 fiscal year, which resulted in the decline of the accumulated fund balance in this fund type to $2.4 billion. Revenues increased $1.4 billion over the prior fiscal year (3.7 percent) as a result of increases in federal grants of $3.3 billion and increased lottery revenues of $568 million, offset by declines in personal income tax revenue of $1.77 billion and decline in miscellaneous revenues of $554 million. The increase in federal grants is primarily related to increased Medicaid claims and disaster aid payments related to the World Trade Center disaster.

     Debt Service Funds ended the 2001-02 fiscal year with an operating surplus of $76 million and, as a result, the accumulated fund balance in this fund type increased to $2.4 billion. Revenues declined by $120 million (3.6 percent) primarily because of decreases in dedicated tax revenues while debt service expenditures also decreased by $300 million (8.2 percent) primarily due to a decline in the amount of reserve funds used to repay outstanding debt in advance. Net other financing sources decreased $84 million (24.0 percent).

     An operating deficit of $134 million was reported in the Capital Projects Funds for the State's 2001-02 fiscal year and, as a result, the accumulated fund balance deficit increased to $154 million. Revenues increased $208 million (7.3 percent) primarily because of an increase in the allocation of motor fuel taxes and motor vehicle fees. Revenue increases were partially offset by a decline in federal grant revenue attributable to decreased spending for highways and bridges. Expenditures declined $12 million (0.3 percent). Net other financing sources decreased by $463 million (35.2 percent) primarily due to a decline in proceeds from the issuance of financing arrangements and increased transfers from the Dedicated Highway and Bridge Trust Fund in support of expenditures for debt service.

2000-01 Fiscal Year

     The State completed its 2000-01 fiscal year with a combined governmental funds operating surplus of $1.59 billion, which included operating surpluses in the General Fund ($245 million), in Special Revenue Funds ($1.25 billion) and in Capital Projects Funds ($109 million) offset, in minor part, by an operating deficit in the Debt Service Funds ($20 million).


     The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The operating surplus for the 2000-01 fiscal year resulted in part from a cash basis operating surplus and increases in taxes and other receivables of $686 million and $13 million, respectively, and decreases in deferred revenues, pension contributions payable and other liabilities of $101 million. These gains were partially offset by decreases in other assets and amounts due from other funds of $258 million, increases in payables to local governments of $368 million and an increase in tax refunds payable of $252 million. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.


     General Fund revenues increased $682 million (1.8 percent) from the 1999-2000 fiscal year with an increase reported only for personal income taxes. Business, consumption and use and other taxes and miscellaneous revenues fell from the prior fiscal year. Personal income taxes grew $1.89 billion, an increase of nearly 8.4 percent. The increase in personal income taxes was caused by strong employment, wage and bonus payment growth and an increase in interest and dividend income during 2000. This increase was partially offset by decreases in consumption and use, business and other taxes and miscellaneous revenues. Consumption and use taxes decreased $305 million, or 4.0 percent, primarily as a result of the reduction in motor fuel taxes and motor vehicle fees distributed to the General Fund and a decline in cigarette and tobacco products taxes. Business taxes decreased $488 million, or 10.7 percent, primarily due to a reduction in certain corporation and utility taxes distributed to the General Fund and because of reductions in the corporate and utility tax rates. Other taxes primarily estate and gift taxes, decreased over $381 million, or 34.4 percent due mainly to a decline in the stock market and tax rate reductions. Miscellaneous revenues decreased $30 million (1.2 percent).

         General Fund expenditures increased $2.30 billion (6.3 percent) from the 1999-2000 fiscal year, with the largest increases occurring in the areas of education, health and environment and social services. Education expenditures grew $1.17 billion (9.1 percent) due mainly to an increase in spending for support for public schools and municipal and community colleges. Social services expenditures increased $238 million (2.6 percent) due primarily to increased spending for Medicaid and income maintenance programs. Health and environment expenditures increased over $145 million (16.9 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

     An operating surplus of $1.25 billion was reported for the Special Revenue Funds for the 2000-01 fiscal year which increased the accumulated fund balance in this fund type to $3.39 billion. Revenues increased $4.54 billion over the prior fiscal year (13.5 percent) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $3.63 billion (12.6 percent) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $324 million (8.1 percent).

     Debt Service Funds ended the 2000-01 fiscal year with an operating deficit of $20 million and, as a result, the accumulated fund balance in this fund type decreased to $2.04 billion. Revenues rose $143 million (4.9 percent) primarily because of increases in dedicated taxes while debt service expenditures increased $366 million (11.1 percent). Net other financing sources increased $174 million (40.8 percent) due primarily to increases in transfers from the General Fund.


     An operating surplus of $109 million was reported in the Capital Projects Funds for the State's 2000-01 fiscal year and, as a result, the accumulated fund balance deficit decreased to $20 million. Revenues increased $226 million (8.7 percent) primarily because the allocation of motor fuel taxes and motor vehicle fees was increased $131 million and federal grant revenues increased $90 million for transportation projects. Expenditures increased $212 million (5.5 percent) primarily because of increases in spending for grants to local government - education and health and environment programs and capital construction spending for transportation projects. Net other financing sources decreased by $4 million (0.3 percent).


     1999-2000 Fiscal Year

     The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.93 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.


     Revenues increased $2.30 billion (6.4 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $1.98 billion, an increase of
9.7 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $303 million, a 14.1 percent increase, primarily due to investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries. Business taxes decreased nearly $301 million, or 6.2 percent.

     Expenditures increased $1.39 billion (3.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $739 million (6.1 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $215 million (33.5 percent). Net other financing sources decreased $192 million (45.9 percent).

     An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.143 billion. Revenues increased $2.15 billion over the prior fiscal year (6.9 percent). Expenditures increased $1.49 billion (5.4 percent). Net other financing uses increased $174 million (4.5 percent).

     Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38.1 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4 percent). Debt Service expenditures increased $429 million (15.0 percent). Net other financing sources increased $113 million (36.1 percent).

     An operating surplus of $98.4 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129.2 million. Revenues increased $92.6 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).



     Economic Overview


     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

     Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past.

However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.


     Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.


     New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

     Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

     The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

     In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.



State Authorities


     The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2001, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State Authorities was $101 billion, only a portion of which constitutes State-supported or State-related debt.

     Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2002-03 fiscal year.

     In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

     The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formally issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2002-03 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

     Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

     The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 enacted budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

     State legislation accompanying the 2000-01 enacted budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for 2000 through 2004 (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

     The currently approved 2000-04 Capital Program assumes the issuance of an estimated $10.6 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

     The 2000-04 Capital Program assumed $1.6 billion in State support under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. Although not formally submitted to the Review Board as an amendment to the 2000-04 Capital Program, the MTA expects that all or a substantial portion of this amount will be replaced by additional proceeds generated by the debt restructuring and proceeds derived from the leasing of certain assets.

     There can be no assurance that all necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Plan Review Board may amend the 2000-04 Capital Program from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

     The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. On April 11, 2002, the Capital Program Review Board approved an amendment to the 2000-04 Capital Program which identified insurance proceeds as the funding source for the reconstruction of the #1 and #9 Subway lines damaged in the World Trade Center attacks, increasing the overall plan by $162 million. The most recent estimate of overall property damage to the transit system (dated December 6, 2001) is $855 million. The MTA currently expects that insurance coverage in the amount of approximately $1.5 billion and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center attacks may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

     The 2002-03 Enacted Plan will assist the MTA in addressing potential operating shortfalls caused in part by the World Trade Center attacks by providing $348 million in aid increases and payment accelerations. In its May 2002 official statement, the MTA identified a potential budget shortfall of $663 million for 2003 after taking such assistance into account.


Certificates of Participation


     The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.


New York City


     The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets.

     On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

     Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. By July

2002, Congress had appropriated a total amount of $21.4 billion in federal disaster assistance for New York. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority
(TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

     On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

     The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

     The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     Currently, the City and its covered organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

OSDC and Control Board Reports


     Staff reports of the Control Board, OSDC and the City Comptroller have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.



Other Localities


     Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2002-03 fiscal year, or thereafter.

     The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2002-03 totals approximately $486 million. In 2000-01, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.


     While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness


     Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion (approximately $108 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Nineteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.


     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation


     The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2002-03 fiscal year or thereafter.

     Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 State Financial Plan. The State believes that the proposed 2002-03 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2002-03 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2002-03 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 State Financial Plan.



CALIFORNIA


     The following is based on information obtained from a Preliminary Official Statement, dated October 16, 2002, relating to $180,000,000 State Public Works Board of the State of California Lease Revenue Bonds (the "Official Statement").


Constitutional Limits on Spending and Taxes


     Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

     Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to
Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

     Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.


     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

     The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.


     As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.


     Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be
40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

State Indebtedness

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.


     As of September 1, 2002, the State had outstanding $25,186,602,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $11,437,499,000 of long-term general obligations bonds. This latter figure consists of $4,915,300,000 of authorized commercial paper notes (of which $845,600,000 was outstanding), which had not yet been refunded by general obligation bonds, and $6,522,199,000 of other authorized but unissued general obligation debt.

     The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of September 1, 2002, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $6,293,779,163 General Fund-supported lease-purchase debt outstanding as of September 1, 2002.

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing since the 1994-95 Fiscal Year. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes on October 4, 2001, which matured on June 28, 2002. To provide additional cash resources necessary to pay the State's obligations at the end of fiscal year 2001-02 and the beginning of fiscal year 2002-03, the State issued $7.5 billion of revenue anticipation warrants in June 2002, with plans to issue an additional $12.5 billion later in 2002.

Prior Fiscal Years' Financial Results

     Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.


     The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.


Fiscal Year 2000-01 Budget

     The 2000 Budget Act, signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties ("SFEU") available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.



Fiscal Year 2001-02 Budget


     The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

     The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. Most of the drop was attributed to the personal income tax, which reflected both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

     The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

     The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 44, 2001, as part of its cash management program.


Fiscal Year 2002-03 Budget

     The 2002-03 Governor's Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

     The 2002-03 Governor's Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $64.9 billion in 2001-02. This is more than $5 billion lower than projected in the 2001 Budget Act and more than $7 billion lower than the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $77.1 billion in 2001-02, include the receipt of $6.6 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. Every effort is being made to sell the bonds as quickly as possible; however, the exact timing of this bond sale is still uncertain. The 2002-03 Governor's Budget projected major tax revenues of $71.3 billion and total revenues and transfers of $79.3 billion for 2002-03.



     The Administration proposed the following major actions to close the $12.5 billion budget gap for the two fiscal years:


1. Expenditure reductions in the 2001-02 and 2002-03 fiscal years (from currently budgeted and projected expenditures based on current programs) totaling about $5.2 billion. This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature.

2. Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.1 billion.

4. Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the securitization (sale) of a portion of the State's future receipt of payments from tobacco companies from the settlement of litigation against those companies.

     The May Revision to the Governor's 2002-03 Budget addresses a projected $23.6 billion gap between expenditures and revenues through the 2002-03 fiscal year, or 30 percent of the General Fund. In addition to the $12.5 billion gap identified in the Governor's Budget, this Revision proposes adjustments to address an expected additional $9.5 billion revenue loss, and $1.6 billion in additional cost pressures. It proposes to address the shortfall through a combination of spending reductions and revenue proposals, as well as the maximum fiscally responsible level of fund shifts, loans, accelerations, transfers, and deferrals.


Recent Developments Regarding Energy


Department of Water Resources Power Supply Program. In January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's three investor-owned utilities (the "Utilities") was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor's proclamation under the Emergency Services Act was followed by the enactment of the Power Supply Act authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission ("CPUC").

     The DWR sells electricity to approximately 10 million retail electric customers in California. DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of the Utilities and the amount of electricity furnished by the Utilities until December 31, 2002. Electricity purchased by the DWR is delivered to retail customers through the transmission and distribution systems of the Utilities, and payments from retail customers are collected for the DWR by the Utilities pursuant to servicing arrangements approved or ordered by the CPUC.

     The Administration and the CPUC are developing plans for the provision of the net short after 2002.

     The DWR's power supply program was initially financed by interest bearing unsecured loans from the General Fund of the State, aggregating approximately $6.2 billion of which $116 million has been repaid. Advances from the General Fund ceased in June 2001, after the DWR arranged secured loans from banks and other financial institutions, producing net proceeds of approximately $4.1 billion. The power supply program is also funded by revenue from electricity sales to retail customers; cash receipts from such revenues have aggregated approximately $3.7 billion through January 31, 2002.

     The DWR is authorized by the Power Supply Act to issue up to $13.4 billion in revenue bonds. Although sale of the bonds was delayed by a number of factors, including potential legal challenges, the offering occurred in November 2002 and raised $11.3 billion, the largest municipal bond offering in history. Of this amount, $6.6 billion was paid to the State's General Fund.

Economic Overview


     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy began to slow in the Spring of 2001. The slowdown was most pronounced in the State's high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. The State began to recover early in 2002, but progress has been slow. State unemployment rose from 4.7 percent in February 2001 to 6.3 percent in July 2002.

     The State's July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population.


Litigation

     The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

The Diversified Municipal Portfolios

     The Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio. Each of the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio (the "Diversified Municipal Portfolios") will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. Neither Diversified Municipal Portfolio is appropriate for tax-exempt investors under normal market conditions.

TAX-MANAGED INTERNATIONAL VALUE PORTFOLIO, THE INTERNATIONAL VALUE PORTFOLIO II AND THE EMERGING MARKETS VALUE PORTFOLIO

     The Tax-Managed International Value Portfolio, the International Value Portfolio II (collectively referred to as the "International Value Portfolios") and the Emerging Markets Value Portfolio seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The International Value Portfolios will invest primarily in equity securities of established foreign companies. The Emerging Markets Value Portfolio will invest primarily in equity securities of both large and small emerging market companies. An emerging market company is one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue or profits from goods produced or sold, services performed or investments made, or that has at least 50% of its assets, in emerging market countries; or for which the principal securities market is located in an emerging market country.

     As used in this statement of additional information, emerging-market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation ("IFC"), a subsidiary of the World Bank, to have an "emerging stock market." The Portfolio may also make investments in developed foreign countries that comprise the Morgan Stanley(R) Capital International Europe, Australia, Far

East (EAFE) index.

     The Emerging Markets Value Portfolio is intended for long-term investors who can accept the risks associated with the Portfolio's investments and is not appropriate for individuals with limited investment resources or who are unable to tolerate significant fluctuations in the value of their investment. The Portfolio should be considered as a vehicle for diversification and not as a balanced investment program.

     Under normal circumstances, each of the International Value Portfolios invests at least 65% of the total assets in at least three foreign countries. The Emerging Markets Value Portfolio, under normal circumstances, invests at least 80% of its net assets in securities of emerging market companies. For purposes of the policy with respect to Emerging Markets Value Portfolio, net assets include any borrowings for investment purposes. Shareholders of the Emerging Markets Value Portfolio will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the International Value Portfolios or the Emerging Markets Value Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. Any of these Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

     The International Value Portfolios and the Emerging Markets Value Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.


     With respect to the International Value Portfolios, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, or Baa, P-2 or higher by Moody's; or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager's discretion, in the event of a rating reduction.


     With respect to the Emerging Markets Value Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers. Most fixed-income instruments of emerging-market companies and countries are rated below investment grade or are unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as Standard & Poor's and Moody's. Securities that are rated BBB, A-2, or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these ratings categories, see the Appendix). The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium-to lower-rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.

Investment Risks of the International Value and Emerging Markets Value
Portfolios

     Market Risk. Since the International Value Portfolios and the Emerging Markets Value Portfolio invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk--the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Stock prices are suited to investors who are willing to hold their investment over a long horizon.

     The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In addition, to take advantage of potential value opportunities, the Emerging Markets Value Portfolio may invest in relatively small companies. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

     In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Emerging Markets Value Portfolio. Moreover, some emerging-market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate net asset value. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

     Foreign Currency Risk. Returns on foreign securities are influenced by currency risk as well as market risk. Foreign securities are denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for protracted periods of time. When a foreign currency rises against the U.S. dollar, the returns on foreign stocks for a U.S. investor will also rise; when a foreign currency declines in value in relation to the U.S. dollar, the returns on foreign stocks for a U.S. investor will also fall. Many emerging-market countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging-market countries. In addition, it is possible that foreign governments will impose currency exchange control regulations, such as the currency exchange controls imposed by Malaysia in 1998, or other restrictions that would prevent cash from being brought back to the U.S. Emerging-market governments may also intervene in currency markets or interpose registration/approval processes, which could adversely affect the Portfolio.

     Other Risks. Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

Additional Risks of Investing in Emerging Markets

     Investing in securities of companies in emerging-market countries entails greater risks than investing in equity securities in developed markets. The risks include but are not limited to the following:

     Investment Restrictions. Some emerging-market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolio. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of the Portfolio.

     Possibility of Theft or Loss of Assets. Security settlement and clearance procedures in some emerging-market countries may not fully protect the Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries.

     Settlement and Brokerage Practices. Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Less Sophisticated Regulatory and Legal Framework. In emerging-market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

     The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging-market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors' rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.


     Less Accurate Information on Companies and Markets. Most of the foreign securities held by the Portfolio will not be registered with the U.S. Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     Below Investment-Grade Bonds. Much emerging-market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P or Moody's. Securities that are rated BBB, A-2 or SP-2 by S&P or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). Lower-quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.


     While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager's credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

     The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

     Social, Political and Economic Instability. Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

     Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions - for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes - could have a severe effect on security prices and impair the Emerging Markets Value Portfolio's ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

     The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolio may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

                             INVESTMENT RESTRICTIONS


All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.


Investment Restrictions of the Short Duration Municipal Portfolios

     None of the Short Duration California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio or the Short Duration New York Municipal Portfolio may, except as otherwise provided herein:

     1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

     3) Borrow money including pursuant to reverse repurchase agreements except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

     4)   Issue senior securities, except as permitted under the 1940 Act;

     5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

     6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     7)   Purchase oil, gas or other mineral interests;

     8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of states, possessions or territories of the U.S. are not considered to be invested in any industry);

     11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer. This restriction does not apply to the Short

          Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio;

     12)  Make investments for the purpose of exercising control or management.

     13) Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The Short Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

     The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Short Duration Municipal Portfolios has or currently intends to:

     1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets;

     2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

     3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; and

     4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     5) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

Investment Restrictions of the Fixed-Income Portfolios (Other Than the Short Duration Municipal Portfolios)

     None of the U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio, the New York Municipal Portfolio, the Diversified Municipal Portfolio, the California Municipal Portfolio, or the Intermediate Duration Portfolio, will, except as otherwise provided herein:

     1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2)   Make short sales of securities or maintain a short position;

     3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

     4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

     5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     6)   Purchase oil, gas or other mineral interests;

     7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

     8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     11) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

     12) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

     13) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

     14)  Make investments for the purpose of exercising control or management;

     15)  Invest in securities of other registered investment companies;

     16) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

     17) With respect to the New York Municipal Portfolio, Diversified Municipal Portfolio and the California Municipal Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

     The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Fixed-Income Portfolios has or currently intends to:

     1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; and

     2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

Investment Restrictions of the Tax-Managed International Value Portfolio and the International Value Portfolio II

     Neither the Tax-Managed International Value Portfolio or the International Value Portfolio II may, except as otherwise provided herein:

     1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

     3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

     4)   Issue senior securities, except as permitted under the 1940 Act;

     5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

     6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     7)   Purchase oil, gas or other mineral interests;

     8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

     11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

     12)  Make investments for the purpose of exercising control or management.

     The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Tax-Managed International Value Portfolio and the International Value Portfolio II has not and currently does not intend to:

     1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

     2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

     3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

     4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Investment Restrictions of the Emerging Markets Value Portfolio

     The Emerging Markets Value Portfolio may not, except as otherwise provided herein:

     1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

     3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3 % limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%.

     4)   Issue senior securities, except as permitted under the 1940 Act;

     5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

     6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     7)   Purchase oil, gas or other mineral interests;

     8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

     11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

     12)  Make investments for the purpose of exercising control or management.

     The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Value portfolio currently does not intend to:

     1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

     2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

     3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

     4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

                                   INVESTMENTS

     Subject to each Fixed-Income Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts;
(xi) variable and floating rate securities; (xii) private placements; (xiii) preferred stock; and (xiv) in the case of the Intermediate Duration and Short Duration Plus Portfolios, foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The International Value Portfolios and the Emerging Markets Value Portfolio will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

Mortgage-Related Securities

     Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this Prospectus as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.


     One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.


     The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

     The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

     Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

     Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established.

The Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs; provided that in the case of the Fixed-Income Portfolios other than the Short Duration Municipal Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.

     In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

     Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

     A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities

     The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

     In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Municipal Securities

     Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Fund may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the municipal Portfolios' assets that are invested in Municipal Securities.

     Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.


     The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

     Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.


     After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

     Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by the Portfolios and the value of the Portfolios would be affected. Additionally, the Manager would reevaluate the Portfolios' investment objectives and policies.

Private Placements

     The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the implementation of the procedures on the liquidity of Rule 144A securities in the Portfolio.

     Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value under policies established by and under supervision of the Board of Directors.


     The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.


Illiquid Securities


     These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale. The Portfolios will not invest in any additional illiquid security if, as a result, more than 15% of its net assets would be so invested.


Preferred Stock

     The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Foreign Securities


     While the Short Duration Plus Portfolio and the Intermediate Duration Portfolio generally invest in domestic securities, each of these Portfolios may also invest up to 20% of its total assets in foreign securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. These Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described under the section "Investment Risks of the International Value and Emerging Markets Value Portfolios," above.


Warrants


     The Portfolios may invest in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.


Bank Obligations


     The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.


     Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

     Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

     A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

     The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Intermediate Duration and Short Duration Plus Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality.

Zero Coupon Securities

     The Portfolios may purchase zero coupon debt securities. A zero coupon security pays no cash interest during its stated term. Its value lies in the difference between the principal value to the holder at maturity and the purchase price. Zero coupon securities are sold at a discount to principal value, and their market values nearly always fluctuate more widely than do the market values of similar-maturity debt securities which pay interest.

Convertible Securities

     The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

     The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Equity Securities


     The equity securities in which the International Value Portfolios and the Emerging Markets Value Portfolio may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances -- e.g., when a direct investment in securities in a particular country cannot be made -- the International Value Portfolios and the Emerging Markets Value Portfolio, in compliance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of these Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.


Other Securities

     It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives

     In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. Derivatives may be used to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. The Portfolios may use exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity, and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.

Foreign Currency Transactions

     The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Value Portfolio, International Value Portfolio II and Emerging Markets Value Portfolio may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including entering into a foreign currency exchange contract on either a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or by entering into forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolios will generally not enter into a forward contract with a term greater than one year. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

     Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

     Under certain circumstances, each of the International Value Portfolios and the Emerging Markets Value Portfolio may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

     At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. dollars.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     The Portfolios do not intend to convert any holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

Futures Contracts and Options on Futures Contracts

     The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.


     The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Fixed-Income Municipal Intermediate Duration Portfolios only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.


     No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

     If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios' use of futures contracts will not result in leverage.

     The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

     Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

Futures Contracts

     U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value. In accordance with the current rules and regulations of the CFTC, the aggregate initial margins and premiums required from a Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed 5% of the liquidation value of the Portfolio; provided, however, in the case of an option that is in the money at the time of the purchase, that the money portion of the premium is excluded in calculating the 5% limitation.

     At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

     The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio, such as the Fixed-Income Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.


     In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.


Options on Futures Contracts

     A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

     The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.


     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options

     The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.

     A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

     Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

     A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

     In addition, a Portfolio permitted to invest in foreign securities may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolios will be traded on U.S. and foreign exchanges or over-the-counter.

     The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."


     The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special Investment Techniques and Related Risks -- Illiquid Securities" in the Prospectus.


     In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.


     The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.





Swaps, Caps and Floors

     Each Portfolio may enter into interest rate or foreign currency swaps and may purchase or sell interest rate caps and floors.

     A Fixed-Income Municipal Intermediate-Duration Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fixed-Income Municipal Intermediate-Duration Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Fixed-Income Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as described above, as a duration management technique or to attempt to exploit mispricings in the bond or currency markets. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor. Currency swaps are similar to interest-rate swaps, except that they involve currencies instead of interest rates.

     Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities are rated in the highest rating category of at least one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

Credit Default Swap Agreements

     The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the fact amount of the obligation. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

     Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation, received by the Portfolio as the seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

     A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities are rated in the highest rating category of at least one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

     A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in municipal securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.


Repurchase Agreements

     Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in U.S. Government securities.

Reverse Repurchase Agreements

     The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

When-Issued Securities and Forward Commitments

     Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

     When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.

Special Risk Considerations for Lower-Rated Securities


     Securities rated Baa by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.


     The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

     The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See the Appendix for a description of such ratings.

     The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

     Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

     In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Future Developments

     The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.

Industry Classification

     In determining industry classifications, for each Portfolio other than the Emerging Markets Value Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory. In the case of the Emerging Markets Value Portfolio, the Portfolio relies primarily on the Morgan Stanley Capital International ("MSCI") industry classification.



                           DIRECTORS AND OFFICERS AND
                         PRINCIPAL HOLDERS OF SECURITIES

         The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

----------------------- ------------------- ------------------------------------


NAME, AGE,                        PRINCIPAL OCCUPATION(S)                   NUMBER OF         OTHER DIRECTORSHIPS
ADDRESS (YEARS OF                 DURING THE PAST FIVE YEARS                PORTFOLIOS IN     HELD BY THE DIRECTOR
SERVICE*)                                                                   THE FUND
                                                                            COMPLEX
                                                                            OVERSEEN BY THE
                                                                            DIRECTOR
-----------------------         -----------------------------------------   ----------------- ---------------------

INTERESTED DIRECTORS**

Roger Hertog, 61,               Vice Chairman and Director -- Alliance       12                None
1345 Avenue of the              Capital Management Corporation
     Americas                   ("ACMC"), the General Partner of
New York, NY  10105              Alliance Capital Management L.P.
(14)                            ("Alliance") since 2000; prior
                                thereto, President, Chief Operating
                                Officer and Director -- Sanford C.
                                Bernstein & Co., Inc. ("Bernstein")
                                since prior to 1998.



-----------------------         -----------------------------------------   ----------------- ---------------------

Andrew S. Adelson,              Executive Vice President and Chief           12                None
47,                             Investment Officer - International
1345 Avenue of the              Value Equities - ACMC since 2000;
     Americas                   prior thereto, Senior Vice President,
New York, NY  10105             Chief Investment Officer --
                                International Equities and

(5)                             Director -
                                Bernstein since prior to 1998.

-----------------------         -----------------------------------------   ----------------- ---------------------




-----------------------         -----------------------------------------


INDEPENDENT DIRECTORS

Irwin Engelman,#+               Business Consultant.  Formerly                12               WellGen Inc.;
68,                             Executive Vice President and Chief                             Baruch College;
936 Fifth Avenue                Financial Officer, YouthStream Media                           Long Wharf Theatre;
New York, NY  10021             Networks; Vice Chairman and Chief                              National Corporate
(2)                             Administrative Officer -- Revlon Inc.;                         Theater Fund;
                                and Executive Vice President and Chief                         Temple Shaaray
                                Financial Officer -- MacAndrews & Forbes                       Tefila
                                Holdings Inc. since prior to 1998.

-----------------------         -----------------------------------------   ----------------- ---------------------

Peter W. Huber,+ 50             Partner-Kellogg Huber Hansen Todd &           12                None
1615 M Street NW, Suite         Evans (law firm) since prior to 1998; Senior
400                             Fellow-Manhattan Institute for
Washington, DC 20036            Policy Research; Columnist - Forbes
(2)                             Magazine; Partner at Digital Power Group
                                and Digital Power Capital.

-----------------------         -----------------------------------------   ----------------- ---------------------

William Kristol,+ 50            Editor, The Weekly Standard                   12                None
1150 17th Street NW             since prior to 1998.
5th Floor
Washington, DC  20036
(8)

-----------------------        -----------------------------------------   ----------------- ---------------------


-----------------------       -----------------------------------------

Rosalie J. Wolf,#+            Managing Director -- Offit Hall Capital      12                Airborne, Inc.;
61,                           Management since January 2001; prior                           TIAA-CREF; North
65 East 55th                  thereto, Managing Partner - Botanica                           European Oil
Street, 29th Floor            Capital Partners LLC from June 2000                            Royalty Trust
New York, NY  10022           through January 2001; prior thereto,
(2)                           Treasurer and Chief Investment Officer,
                              The Rockefeller Foundation since prior
                              to 1997.

----------------------- ------------------- ----------------------------------------- ----------------- ---------------------




*    There is no stated term of office for the Fund's Directors.

** Mr. Hertog and Mr. Adelson are "interested persons," as defined in the 1940 Act, because of their respective affiliations with ACMC and Alliance.

#    Member of the Fund's Audit Committee.

+    Member of the Fund's Nominating Committee.

     The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors.

The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors.


     The officers conduct and supervise the daily business operations of the Portfolios, while the directors exercise general oversight over these actions and decide on general policy. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. The directors have designated Mr. Hertog and Mr. Adelson to be the Executive Committee of the Fund. Between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board of Directors except the power to (1) declare dividends or distributions on stock; (2) issue stock except pursuant to a method specified by the Board of Directors; (3) recommend to the stockholders any action which requires stockholder approval; (4) amend the bylaws; (5) approve any merger or share exchange which does not require stockholder approval; or (6) approve any matter which, pursuant to the 1940 Act, must be approved by the Board of Directors, including those matters which must be approved by a majority of the directors who are not interested persons of the Fund.


     The Fund paid each of the directors who were not affiliated persons of the Manager and who were serving as directors at the time, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board of Directors, annual compensation of $40,000 for the fiscal year ended September 30, 2002. Officers receive no direct remuneration in such capacity from the Fund. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. The directors may also appoint committees of directors. Directors who are not affiliated persons of the Manager serving on such committees may receive additional compensation as well as reimbursement of their out-of-pocket expenses.


     The directors were elected by the public shareholders of the Fund on September 25, 2000. In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.

     As of January 10, 2003, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the U.S. Government Short Duration Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration New York Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration Plus Portfolio, New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, International Value Portfolios and Emerging Markets Value Portfolio.

     The following tables set forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex, if any, as of December 31, 2002.

Share Ownership



                                                     Dollar Range of Equity Securities in the

                       ------------------------------------------------------------------------------------------------------
Name                   U.S. Government      Short       Short Duration    Short Duration    Short Duration    Intermediate
                        Short Duration     Duration        New York         California       Diversified        Duration
                          Portfolio          Plus         Municipal         Municipal         Municipal         Portfolio
                                          Portfolio       Portfolio         Portfolio         Portfolio
Interested Directors:

Roger Hertog                  $0              $0              $0                $0                $0               $0
Andrew S. Adelson             $0              $0              $0                $0                $0          Over $100,000
Independent
Directors:

Irwin Engelman                $0              $0        Over $100,000           $0                $0               $0
Peter W. Huber                $0              $0              $0                $0                $0               $0
William Kristol               $0              $0              $0                $0                $0               $0
Rosalie J. Wolf               $0              $0              $0                $0                $0               $0



                                                                                                            Aggregate Dollar
                                                                                                            Range of Equity
                                                                                                           Securities in All
                                                                                                               Registered
                                                                                                               Investment
                                                                                                               Companies

                                          Dollar Range of Equity Securities in the                            Overseen by

                                                                                                            Director in Fund
                                                                                                                Complex

                     ------------------------------------------------------------------------------------  -------------------
Name                  New York     California   Diversified    Tax Managed    International   Emerging
                      Municipal    Municipal     Municipal    International       Value        Markets
                      Portfolio    Portfolio     Portfolio        Value       Portfolio II      Value
                                                                Portfolio                     Portfolio
                                                                                                           -------------------
Interested
Directors:

Roger Hertog            Over           $0            $0       Over $100,000        $0            $0          Over $100,000
                      $100,000

Andrew S. Adelson        $0            $0           Over      $10,001-$50,000 Over $100,000  $50,001-$100,00 Over $100,000
                                                  $100,000

Independent
Directors:

Irwin Engelman        Over             $0            $0       Over $100,000   Over $100,000     Over        Over $100,000
                      $100,000                                                                $100,000
Peter W. Huber           $0            $0            $0             $0             $0            $0               $0
William Kristol          $0            $0            $0             $0             $0            $0               $0
Rosalie J. Wolf      $10,001-$50,000   $0            $0       $10,001-$50,000      $0        $1-$10,000    $50,001-$100,000


As of December 31, 2002, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or Distributor.

Officer Information

     Certain information concerning the Fund's officers is set forth below.



NAME AND ADDRESS,*                     POSITION(S) HELD                     PRINCIPAL OCCUPATION
AND (AGE)                              WITH FUND                            DURING LAST 5 YEARS
Roger Hertog, 61                       President and Treasurer              See biography above.

Andrew S. Adelson, 47                  Senior Vice President                See biography above.

Kathleen A. Corbet, 42                 Senior Vice President                Executive Vice President of ACMC,** with
                                                                            which she has been associated since
                                                                            prior to 1998.

Edmund P. Bergan, Jr., 52              Secretary                            Senior Vice President and the General
                                                                            Counsel of Alliance Fund Distributors,
                                                                            Inc. ("AFD")** and Alliance Global
                                                                            Investor Services, Inc. ("AGIS"),** with
                                                                            which he has been associated since prior
                                                                            to 1998.


___________________


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, AFD and AGIS are affiliates of the Fund.

                             MANAGER AND DISTRIBUTOR


         Manager. Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has entered into a Management Agreement with the Fund, on behalf of each of the Portfolios, pursuant to which Alliance acts as investment adviser for each of the Portfolios. Prior to October 2, 2000, the investment manager was Bernstein. Bernstein was acquired by Alliance on October 2, 2000.

     Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), a wholly-owned subsidiary of AXA Financial, Inc., a Delaware corporation ("AXA Financial"), is the general partner. ACMC is also the general partner of Alliance Capital Management Holding L.P. ("Alliance Holding"), which is a Delaware limited partnership whose equity interests are traded on the New York Stock Exchange, Inc. (the "NYSE") in the form of units. As of December 31, 2002, Alliance Holding owned approximately 30.7% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). As of December 31, 2002, AXA Financial and certain of its wholly-owned subsidiaries and related entities owned 54.7% of the Alliance Units. AXA Financial is a wholly-owned subsidiary of AXA, a company organized under the laws of France.

     Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, Alliance manages the investment of each Portfolio's assets. Alliance makes investment decisions for each Portfolio and places purchase and sale orders. The services of Alliance are not exclusive under the terms of the Management Agreement; Alliance is free to render similar services to others.

     Alliance has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

     Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee paid by each of the Short Duration Municipal Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets. The fee paid by the Tax-Managed International Value Portfolio and the International Value Portfolio II is at an annual rate of 1.00% of that Portfolio's average daily net assets up to but not exceeding $1 billion; an annual rate of 0.90 of 1% of that Portfolio's average daily net assets that is in excess of $1 billion up to, but not exceeding $4 billion; an annual rate of
0.875 of 1% of that Portfolio's average daily net assets in excess of $4 billion up to, but not exceeding $6 billion; and 0.85 of 1% of that Portfolio's average daily net assets over $6 billion. The fee is computed daily and paid monthly. The fee paid by the Emerging Markets Value Portfolio is at an annual rate of 1.25% of the Portfolio's average daily net assets. The fee is computed daily and paid monthly. The table below indicates the investment management fees accrued or paid by the Portfolios to Bernstein (the investment manager until October 2, 2000) for the fiscal year ended September 30, 2000, and to Alliance for the fiscal years ended September 30, 2001 and September 30, 2002:




                                                               Management Fee for the Fiscal Year ended September 30,
                         Portfolio                                 2000              2001              2002
------------------------------------------------------------ ------------------ ------------------ -------------------
U.S. Government Short Duration Portfolio                         $564,565          $506,630          $530,400
Short Duration Plus Portfolio                                   $2,453,225        $1,885,559        $1,888,280
Short Duration New York Municipal Portfolio                      $534,775          $471,609          $513,714
Short Duration California Municipal Portfolio                    $417,560          $278,407          $309,720
Short Duration Diversified Municipal Portfolio                   $844,230          $721,575          $911,585
Intermediate Duration Portfolio                                $10,848,932        $9,770,716       $10,109,025
New York Municipal Portfolio                                    $3,728,640        $3,568,520        $4,308,118
California Municipal Portfolio                                  $2,624,960        $2,303,646        $2,818,444
Diversified Municipal Portfolio                                 $6,486,955        $6,250,863        $7,665,029
Tax Managed International Value Portfolio                      $32,223,582       $26,458,620       $25,376,292
International Value Portfolio II*                              $21,156,721       $16,464,202       $14,858,095
Emerging Markets Value Portfolio                                $8,984,215        $7,227,096        $7,352,434

   * Commenced operations on April 30, 1999.


     The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

     In approving the Fund's investment management agreement ("Management Agreement") with respect to each Portfolio, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Manager and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Manager.

     The Directors' evaluation of the quality of the Manager's services took into account the scope and quality of the Manager's in-house research capability, other resources dedicated to performing its services and the quality of its administrative and other services.

     In reviewing the fees payable under the Management Agreement, the Directors compared the fees of the Portfolios to those of competitive funds and other funds with similar investment objectives. For these purposes, the Directors took into account not only the fees payable by the Portfolios, but also so-called "fallout benefits" to the Manager, such as the proposed engagement of affiliates of the Manager to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the Manager by reason of brokerage commissions generated by the Portfolios' securities transactions. In evaluating a Portfolio's advisory fees, the Directors also took into account the demands and complexity of the investment management of the Portfolio.

     The Directors also considered the business reputation of the Manager and its financial resources. The Directors evaluated the procedures and systems of the Manager that are designed to fulfill the Manager's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Manager with respect to the execution of portfolio transactions.

     No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the Management Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund and the Portfolios to approve the Management Agreement, including the fees to be charged for services thereunder.

     In addition to the Management Agreement, the Fund, on behalf of each of the Portfolios, has entered into Shareholder Servicing and Administrative Agreements with Alliance. Alliance serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of Alliance's duties in this regard may be delegated. Alliance has delegated some of such duties to Alliance Fund Services, Inc. ("AFS") and to Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), each a wholly-owned subsidiary of Alliance. Pursuant to the Shareholder Servicing and Administrative Agreements, Alliance and its subsidiaries pay all expenses incurred by it in connection with administering the ordinary course of the Fund's and each Portfolio's business. Alliance and its subsidiaries also pays the costs of office facilities and of clerical and administrative services that are not provided by State Street Bank and Trust Company, the Fund's Custodian and Transfer Agent. The shareholder servicing that will be provided by Alliance and its subsidiaries or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing and administration is 0.10% of each Portfolio's average daily net assets and the fee paid by the Tax-Managed International Value Portfolio, International Value Portfolio II and the Emerging Markets Value Portfolio for these services is 0.25% of that Portfolio's average daily net assets. The table below indicates the shareholder servicing and administrative fees accrued or paid by the Portfolios to Bernstein (the Administrator until October 2, 2000) for the fiscal year ended September 30, 2000, and to

Alliance for the fiscal years ended September 30, 2001 and September 30, 2002:


                                                              Shareholder Servicing and Administration Fee for the
                                                                         Fiscal Year ended September 30,

                         Portfolio                                 2000              2001              2002
------------------------------------------------------------ ------------------ ------------------ -------------------

U.S. Government Short Duration Portfolio                         $112,913          $101,326          $106,080
Short Duration Plus Portfolio                                    $490,645          $377,112          $377,656
Short Duration New York Municipal Portfolio                      $106,955          $94,322           $102,742
Short Duration California Municipal Portfolio                    $83,512           $55,681            $61,944
Short Duration Diversified Municipal Portfolio                   $168,846          $144,315          $182,317
Intermediate Duration Portfolio                                 $2,299,762        $2,060,159        $2,135,339
New York Municipal Portfolio                                     $745,728          $713,704          $835,185
California Municipal Portfolio                                   $524,992          $460,729          $541,457
Diversified Municipal Portfolio                                 $1,330,435        $1,277,970        $1,532,681
Tax Managed International Value Portfolio                       $8,673,217        $7,071,839        $6,771,192
International Value Portfolio II*                               $5,599,089        $4,295,612        $3,849,471
Emerging Markets Value Portfolio                                $1,796,843        $1,445,419        $1,470,487

  * Commenced operations on April 30, 1999.


     Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to Alliance under the Management Agreement and the Shareholder Servicing and Administrative Agreements; (ii) the fees and expenses of Directors who are not affiliated with Alliance; (iii) the fees and expenses of the Custodian and Transfer Agent, including but not limited to fees and expenses relating to fund accounting, pricing of fund shares, and computation of net asset value; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the Securities and Exchange Commission, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

     The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

     The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.

     Certain other clients of the Manager may have investment objectives and policies similar to those of the Fund. The Manager may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Manager to the accounts involved, including the Fund. When two or more of the clients of the Manager (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.



     Distributor. Bernstein LLC acts as Distributor of each Portfolio's shares pursuant to Distribution Agreements.

                                 NET ASSET VALUE


     The Fund computes the net asset value of each Portfolio once daily as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m., New York time), each business day, except for New York Stock Exchange holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager (market value will be determined by sales prices if the principal market is an exchange) in the broadest and most representative market for that security as determined by the Manager.

     Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Directors of the Fund. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

     Futures contracts and options are valued on the basis of market quotations, if available.

     Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.

     Because the investment securities of the International Value Portfolios, the Emerging Markets Value Portfolio, the Intermediate Duration Portfolio and the Short Duration Plus Portfolio may be traded on foreign markets that may be open when the New York Stock Exchange is closed, the value of the net assets of these Portfolios may be significantly affected on days when no net asset values are calculated. If the primary market in which a portfolio security is traded is not open for trading on a day which the Fund computes net asset value, then the security's valuation will be valued as of the last preceding trading date in its primary market, unless, under procedures established by the Board of Directors, it is determined that such price does not reflect the security's fair value. Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency.

     If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security may be valued as determined in good faith under procedures adopted by the Board of Directors of the Fund.

     Securities and other assets for which there is no readily available market value may be valued in good faith pursuant to procedures adopted by the Board of Directors of the Fund. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, under procedures adopted by the Board of Directors of the Fund, some other method would more accurately reflect the fair market value of such securities.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The International Value Portfolios and the Emerging Markets Value Portfolio generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In some cases, the Portfolios might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions where the Portfolios engage in purchase or sale transactions with another mutual fund.


     Information about the brokerage commissions paid by the Portfolios, including to Bernstein LLC, which is an affiliated broker of the Fund, and its predecessor, is set forth in the following table:

                                                             Aggregate Brokerage Commissions      Brokerage Commissions
                         Portfolio                                        Paid                  Paid to Affiliated Broker

------------------------------------------------------------ -------------------------------- -------------------------------
U.S. Government Short Duration Portfolio


         Fiscal Year Ended September 30, 2000                              0                               0
         Fiscal Year ended September 30, 2001                              0                               0
         Fiscal Year Ended September 30, 2002                              0                               0

Short Duration Plus Portfolio

         Fiscal Year Ended September 30, 2000                              0                               0
         Fiscal Year ended September 30, 2001                              0                               0
         Fiscal Year Ended September 30, 2002                              0                               0

Short Duration New York Municipal Portfolio

         Fiscal Year Ended September 30, 2000                              0                               0
         Fiscal Year ended September 30, 2001                              0                               0
         Fiscal Year Ended September 30, 2002                              0                               0

Short Duration California Municipal Portfolio

         Fiscal Year Ended September 30, 2000                              0                               0
         Fiscal Year ended September 30, 2001                              0                               0
         Fiscal Year Ended September 30, 2002                              0                               0

Short Duration Diversified Municipal Portfolio

         Fiscal Year Ended September 30, 2000                              0                               0
         Fiscal Year Ended September 30, 2001                              0                               0
         Fiscal Year Ended September 30, 2002                              0                               0

Intermediate Duration Portfolio

         Fiscal Year Ended September 30, 2000                               0                               0
         Fiscal Year Ended September 30, 2001                               0                               0
         Fiscal Year Ended September 30, 2002                               0                               0

New York Municipal Portfolio

         Fiscal Year Ended September 30, 2000                               0                               0
         Fiscal Year Ended September 30, 2001                               0                               0
         Fiscal Year Ended September 30, 2002                               0                               0

California Municipal Portfolio

         Fiscal Year Ended September 30, 2000                               0                               0
         Fiscal Year Ended September 30, 2001                               0                               0
         Fiscal Year Ended September 30, 2002                               0                               0

Diversified Municipal Portfolio

         Fiscal Year Ended September 30, 2000                               0                               0
         Fiscal Year Ended September 30, 2001                               0                               0
         Fiscal Year Ended September 30, 2002                               0                               0

Tax Managed International Value Portfolio

         Fiscal Year Ended September 30, 2000                           7,506,082                           0
         Fiscal Year Ended September 30, 2001                           4,949,841                          340
         Fiscal Year Ended September 30, 2002                           5,770,379                        691,843

International Value Portfolio II*

         Fiscal Year Ended September 30, 2000                           3,494,193                           0
         Fiscal Year Ended September 30, 2001                           2,926,636                          310
         Fiscal Year Ended September 30, 2002                           3,490,886                        286,022

Emerging Markets Value Portfolio

         Fiscal Year Ended September 30, 2000                           2,238,673                         39,561
         Fiscal Year Ended September 30, 2001                           1,421,317                         51,777
         Fiscal Year Ended September 30, 2002                           1,428,149                         58,333


   * Commenced operations on April 30, 1999.


     The following table relates to brokerage commissions paid by the Portfolios to Bernstein LLC and its predecessor for the fiscal year ended September 30, 2002:


                                                                                              % of Aggregate Dollar Amount of
                                                               % of Portfolio's Aggregate        Transactions Involving the
                                                             Brokerage Commissions Paid to    Payment of Commissions Effected
                         Portfolio                                  Affiliated Broker            Through Affiliated Broker
------------------------------------------------------------ -------------------------------- ---------------------------------
U.S. Government Short Duration Portfolio                                   0%                                0%
------------------------------------------------------------ -------------------------------- ---------------------------------
Short Duration Plus Portfolio                                              0%                                0%
------------------------------------------------------------ -------------------------------- ---------------------------------
Short Duration New York Municipal Portfolio                                0%                                0%
------------------------------------------------------------ -------------------------------- ---------------------------------
Short Duration California Municipal Portfolio                              0%                                0%
------------------------------------------------------------ -------------------------------- ---------------------------------
Short Duration Diversified Municipal Portfolio                             0%                                0%
------------------------------------------------------------ -------------------------------- ---------------------------------
Intermediate Duration Portfolio                                            0%                                0%
------------------------------------------------------------ -------------------------------- ---------------------------------
New York Municipal Portfolio                                               0%                                0%
------------------------------------------------------------ -------------------------------- ---------------------------------
California Municipal Portfolio                                             0%                                0%
------------------------------------------------------------ -------------------------------- ---------------------------------
Diversified Municipal Portfolio                                            0%                                0%
------------------------------------------------------------ -------------------------------- ---------------------------------

Tax Managed International Value Portfolio                                11.99%                           9.67%
------------------------------------------------------------ -------------------------------- ---------------------------------
International Value II Portfolio                                         8.19%                            6.50%
------------------------------------------------------------ -------------------------------- ---------------------------------
Emerging Markets Value Portfolio                                         4.08%                            3.88%

------------------------------------------------------------ -------------------------------- ---------------------------------


Effecting Transactions for the Fixed-Income Portfolios

     The Manager's primary consideration in effecting a security transaction for the Fixed-Income Portfolios is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Manager may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services, which are deemed by the Manager to be beneficial to one or more of the Fixed-Income Portfolios or any other investment companies or other accounts managed by the Manager. From time to time, dealers with whom the Fund conducts principal transactions may provide the Manager with research at no cost.

Effecting Transactions for the Tax-Managed International Value Portfolio, the International Value Portfolio II and the Emerging Markets Value Portfolio

     In effecting a security transaction for the International Value Portfolios and the Emerging Markets Value Portfolio, the Manager seeks to obtain best execution at the most favorable prices through responsible broker-dealers; however, under certain conditions the Fund may pay higher brokerage commissions in return for brokerage and research services. The factors that the Manager may consider are: price, rate of commission, the broker's trading expertise, stature in the industry, execution ability, facilities, clearing capabilities and financial services offered, the value of the research provided, long-term relations with the Manager, reliability and financial responsibility, integrity, timing and size of order and execution, difficulty of execution, current market conditions, depth of the market, and the broker's ability and willingness to commit capital in over-the-counter transactions by taking positions in order to effect executions. While the Manager considers commissions, which are a component of price, in making broker selections the Manager does not obligate itself to seek the lowest commissions except to the extent that it contributes to the overall goal of obtaining the most favorable execution of the order. In accordance with Section 28(e) of the Securities Exchange Act of 1934, a higher commission may be determined reasonable in light of the value of the brokerage and research services provided.

     Brokerage and research services provided by brokers and dealers are of the type described in Section 28(e) of the Securities Exchange Act of 1934. These services may include pricing data, financial news, historical and current financial data, information regarding trading, proxy-voting information, statistical information and analyses and reports regarding issuers, industries, securities, economic factors and trends, with respect to a variety of financial instruments including equity and fixed-income securities and currencies from both a domestic and international perspective. Research services may be received in the form of written reports, computer terminals on which we receive databases and software, telephone contacts and personal meetings with security analysts, conferences and seminars and meetings arranged with corporate and industry representatives, economists, academicians and government representatives. Research services may be generated by the broker itself or by third parties, in which case the research would be provided to the Manager by or through the broker. Some of the third-party products or research services received by the Manager may have more than one function; such services may be used to make investment decisions for any or all investment management clients, and for other purposes. If this is the case, the Manager makes a good faith determination of the anticipated use of the product or service for its investment management clients and for other purposes, and allocates brokerage only with respect to the portion of the cost of such research that is attributable to use for its investment management clients. The Manager pays with its own funds the portion of the cost of such research attributable to use for its institutional brokerage clients and for non-research purposes.

     The research services described above are designed to augment the Manager's internal research and investment-strategy capabilities. As a practical matter, the Manager could not generate all of the information currently provided by broker-dealers and its expenses would be increased if it attempted to generate such information through its own efforts. The Manager pays for certain of the research services that it obtains from external sources but also allocates brokerage for research services which are available for cash; accordingly, the Manager may be relieved of expenses that it might otherwise bear.

     Annually, the Manager assesses the contribution of the brokerage and research services provided by broker-dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, members of the investment policy groups and the Trading Department each seek to evaluate the brokerage and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. Brokerage allocations are reviewed on an ongoing basis and reevaluated in light of services provided. The Manager does not commit a specific amount of business to any broker-dealer over any specific time period. Broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. However, since the total business is allocated to a broker-dealer on the basis of all the considerations described above, the actual brokerage received by a broker-dealer may be more or less than the suggested allocations. Virtually all of the brokerage is allocated to broker-dealers who provide research services. The Manager continuously monitors and evaluates the performance and execution capabilities of the brokers who transact orders to ensure consistently satisfactory service.

     Research services furnished by broker-dealers through whom the Fund effects securities transactions may be used by the Manager in servicing all of its accounts and not all such services may be used by the Manager in connection with the Fund. Similarly, research services furnished by broker-dealers who effect securities transactions for the Manager's other managed accounts may be used by the Manager to benefit the Fund.

                        PURCHASE AND REDEMPTION OF SHARES

     Shares of each Portfolio are sold at the net asset value next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund's assets are more fully set forth in the Prospectus. The Fund may enter into arrangements with the broker-dealers, banks and other financial institutions permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders. The Emerging Markets Value Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 2% of the dollar amount invested in the Portfolio (including purchases made by exchanging shares of other Fund portfolios for shares of the Emerging Markets Value Portfolio) and a portfolio transaction fee on cash redemptions of 2% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Value Portfolio for shares of other Fund portfolios).

     The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

CODE OF ETHICS

     The Fund, the Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

                                      TAXES

     The Fund intends each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio does not so qualify, it will be subject to federal income tax on net income and capital gains, if any, realized during any fiscal year and the net income and capital gains distributed to shareholders will be lower.

     The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the registered investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Fixed-Income Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. The policy for the International Value Portfolios and the Emerging Markets Value Portfolio is to declare and pay investment income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.



     Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.


     The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, or foreign currencies, and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies (the "diversification requirements").

     Currently, distributions of net investment income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.


     The Short Duration New York Municipal Portfolio and the New York Municipal Portfolio provide income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The Short Duration California Municipal Portfolio and the California Municipal Portfolio provide income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio provide income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, futures contracts and options on futures contracts as well as gains on Municipal Securities are not tax-exempt. In addition, the Short Duration New York Municipal Portfolio, the New York Municipal Portfolio, the Short Duration California Municipal Portfolio, the California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio will comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio's total assets consists of Municipal Securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

     A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.


     Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.


     The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

     Certain Section 1256 contracts undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

     The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

     The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.


     Under Code Section 988, generally foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio of the Fund may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios' holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

     Provided the International Value Portfolios and the Emerging Markets Value Portfolio qualify as a regulated investment company and more than 50% of the value of each such Portfolio's total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, such Portfolios may elect for U. S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U. S. federal income tax deduction or as foreign tax credit against their U. S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

     Generally, a credit for foreign taxes may not exceed the amount of the shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is "passive income" category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

     The International Value Portfolios and the Emerging Markets Value Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund's taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

     Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

     Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 30% (subject to phased-in reductions) of dividend and capital-gains income from the accounts of certain shareholders unless such shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.


     A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from the Portfolio. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.

     The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.


         CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT ACCOUNTANTS AND


                              FINANCIAL STATEMENTS

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street Bank and Trust Company retained for such purpose in accordance with the 1940 Act. State Street Bank and Trust Company also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.


     The law firm of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, acts as counsel to the Fund.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent accountants to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The Fund's September 30, 2002 audited financial statements included in its 2002 annual report are incorporated herein by reference. You may request a copy of the Annual Report by writing to or telephoning (collect) the Fund at 1345 Avenue of the Americas, New York, New York 10105, (212) 756-4097.


                                   PERFORMANCE

     Each of the Portfolios may, from time to time, advertise yield, average annual total return (before and after taxes) and aggregate total return.


     For the thirty-day period ending September 30, 2002, yields for the Fixed-Income Portfolios were as follows: U.S. Government Short Duration Portfolio 1.92%; Short Duration Plus Portfolio 2.96%; Intermediate Duration Portfolio 4.12%; New York Municipal Portfolio 2.44%; California Municipal Portfolio 2.18%; Diversified Municipal Portfolio 2.39%; Short Duration California Municipal 1.54%; Short Duration Diversified Municipal Portfolio 1.53%; Short Duration New York Municipal Portfolio 1.46%.


     Yields are calculated based on a rolling 30-day average. Yield quotations are based on each Portfolio's income and expenses for a given month. Expenses are subtracted from the total interest and dividends for the month; the result is divided by the Portfolio's average daily market capitalization -- the product of the average daily number of shares outstanding and the net asset value of the last day of the month, to give the monthly yield, which is compounded over six months and then multiplied by two so as to compute the "bond-equivalent yield." The calculation may be expressed in the following formula:

                  Yield =  2 [( a-b + 1)6 - 1]
                                ---
                                cd

Where:

     a   =  total interest and dividends earned during the month;

     b   =  total expenses accrued during the month (net of reimbursements);

     c   =  the average daily number of shares outstanding during the month that were entitled to receive dividends; and

     d   =  the maximum offering price per share on the last day of the month.

     The total of interest and dividends earned during the month is calculated by adding together the interest and dividends earned per day on each security held during the month (30 days). Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. For most debt securities, the interest earned per day is determined by first computing the security's yield to maturity on each day during the month. The yield to maturity is divided by 360, and multiplied by the market value (including accrued interest) of the security position each day. Each interest earned per day calculation is added to all of the other such applicable calculations during the month to determine the interest earned during the month. If a bond is callable, yield to the appropriate call date is substituted for yield to maturity if, in the opinion of the Manager, the bond is expected to be called. If a bond is putable, yield to the appropriate put date is substituted for yield to maturity if, in the opinion of the Manager, the put is expected to be exercised.

     For tax-exempt obligations that are selling below $100 and were not issued at original-issue discounts, the coupon rate is substituted for the yield to maturity in the calculation described in the paragraph above, and the par value of the bond is used in place of market value. For tax-exempt obligations that are selling below $100 and that were issued at original-issue discounts, if the yield to maturity, based upon the current market price, is higher than the yield to maturity at the time of issuance, the yield to maturity at the time of issuance is used in the interest-earned calculation. Otherwise, the yield to maturity based upon the current market price is used.

     For receivable-backed obligations (such as mortgage pass-throughs), which are expected to be subject to periodic payments of principal as well as interest, the interest earned is the income based on the coupon rate and outstanding principal balance. This income is adjusted by adding or subtracting the gain or loss attributable to actual monthly paydowns based upon the historic cost. For purposes of the yield calculation, the Portfolios do not amortize premium or discount on interest-bearing mortgage-backed securities.

     Expenses accrued include all expenses and all fees that are charged to all shareholder accounts. The maximum offering price reflects the subtraction of any undeclared earned income, which is the net investment income earned by the Portfolio that is reasonably expected to be declared as a dividend within a reasonable time from the end of the month.


     For the thirty-day period ending September 30, 2002, tax-equivalent yield for the New York Municipal Portfolio at September 30, 2002 was 3.97%, assuming an investor was subject to a combined federal, state and New York City tax rate of 45.45% and reflecting that 0% of the income was estimated to be subject to federal taxes and 2.0% to be subject to state and local taxes. Tax-equivalent yield for the California Municipal Portfolio at September 30, 2002 was 3.52%, assuming an investor was subject to a combined federal and state tax rate of 47.90% and reflecting that 0% of the income was estimated to be subject to federal taxes and 14.0% to be subject to state taxes. Tax-equivalent yield for the Diversified Municipal Portfolio at September 30, 2002 was 3.89%, assuming an investor was subject to a combined federal and state tax rate of 38.6% and reflecting that 0% of the income was estimated to be subject to federal taxes.

     Tax-equivalent yield for the Short Duration New York Municipal Portfolio at September 30, 2002 was 2.37%, assuming an investor was subject to a combined federal, state and New York City tax rate of 45.45% and reflecting that 0% of the income was estimated to be subject to federal taxes and 4.80% to be subject to state and local taxes. Tax-equivalent yield for the Short Duration California Municipal Portfolio at September 30, 2002 was 2.48%, assuming an investor was subject to a combined federal and state tax rate of 47.90% and reflecting that 0% of the income was estimated to be subject to federal taxes and 16.20% to be subject to state taxes. Tax-equivalent yield for the Short Duration Diversified Municipal Portfolio at September 30, 2002 was 2.49%, assuming an investor was subject to federal tax rate of 38.6% and reflecting that 0% of the income was estimated to be subject to federal taxes.

     Tax-equivalent yield for the Short Duration New York Municipal Portfolio and the New York Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and New York State and local taxation;
(ii) federal taxation only; (iii) New York State and local taxation only and
(iv) neither New York State and local nor federal income taxation; dividing each portion of the yield by 1 minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

     Tax-equivalent Yield     =        a      +      c    +     e    +     g
                                      ---           ---        ---
                                      1-b           1-d        1-f

Where:

     a   =  the portion of the yield which is exempt from federal and New York
            State and local income taxation;

     b   =  the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal, state and local income taxation;

     c   =  the portion of the yield which is exempt from federal, but not New
            York State and local income taxation;

     d   =  the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

     e   =  the portion of the yield which is exempt from New York State and local, but not federal, income taxation;

     f   =  the highest marginal income tax imposed on an individual's unearned ordinary income subject to New York State and local, but not federal, income taxation; and

     g   =  the portion of the yield which is not exempt from federal, New York
            State or local income taxation.

     Tax-equivalent yield for the Short Duration California Municipal Portfolio and the California Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and California personal income taxation; (ii) federal taxation only; (iii) California personal income taxation only and (iv) neither California personal nor federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

     Tax-equivalent Yield     =        a      +      c    +     e    +     g
                                      ---           ---        ---
                                      1-b           1-d        1-f
Where:

     a   =  the portion of the yield which is exempt from federal and California personal income taxation;

     b   =  the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal and California personal income taxation;

     c   =  the portion of the yield which is exempt from federal, but not
            California personal income taxation;

     d   =  the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

     e   =  the portion of the yield which is exempt from California personal, but not federal, income taxation;

     f   =  the highest marginal income tax imposed on an individual's unearned ordinary income subject to California personal, but not federal, income taxation; and

     g   =  the portion of the yield which is not exempt from federal or
            California personal income taxation.

     Tax-equivalent yield for the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio is computed by first determining the fraction of the yield calculated as set forth above for the respective Portfolio
(i) that is exempt from federal taxation and (ii) that is not exempt from federal taxation, then dividing that portion of the yield which is exempt from federal taxation by one minus the highest marginal federal individual income taxation and adding the quotient to that portion, if any, of the yield which is not exempt from federal income taxation, as expressed in the following formula:


     Tax-equivalent Yield     =         h      +      j
                                       ---
                                       1-i


Where:

     h   =  the portion of the yield which is exempt from federal taxes;

     i   =  the highest marginal tax rate imposed on individual income subject to federal income taxation; and

     j   =  the portion of the yield which is not exempt from federal income taxation.


     Tax-equivalent yield for the U.S. Government Short Duration Portfolio is computed by first determining the portion of the yield that is (i) exempt from state and local, but not federal, income taxation and (ii) not exempt from state and local or federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:


     Tax-equivalent Yield     =   a     +        c
                                 ---
                                 1-b

Where:

     a   =  the portion of the yield which is exempt from state and local, but not federal, income taxation;

     b   =  the highest marginal income tax imposed on an individual's unearned ordinary income subject to state and local, but not federal, income taxation; and

     c   =  the portion of the yield which is not exempt from federal or state and local income taxation.


     The average annual total returns, before and after taxes, for (1) the Portfolios from their inception until September 30, 2002; (2) the Portfolios for the one year period ended September 30, 2002; and (3) the Tax-Managed International Value Portfolio, Emerging Markets Value Portfolio and the Fixed-Income Portfolios for the five year period ended September 30, 2002; and
(4) the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) for the ten year period ended September 30, 2002, were as follows:



                                    Average
                                  Annual Total
                                  Return Since        One Year            Five Year           Ten Year
          Portfolio                 Inception       Total Return        Total Return        Total Return

U.S. Government Short Duration
   Returns Before Taxes
   Returns After Taxes on             6.37%              5.42%               5.93%              5.37%
   Distributions*
   Returns After Taxes on              N/A
   Distributions and Sales of                            3.77%               4.00%              3.29%
   Portfolio Shares*
                                       N/A

                                                         3.28%               3.78%              3.25%

Short Duration Plus

   Returns Before Taxes
   Returns After Taxes on             6.59%
   Distributions*                                        4.78%               5.88%              5.50%
   Returns After Taxes on              N/A
   Distributions and Sales of                            3.18%               3.69%              3.23%
   Portfolio Shares*
                                       N/A

                                                         2.90%               3.60%              3.26%

New York Municipal

   Returns Before Taxes
   Returns After Taxes on             6.20%
   Distributions*                                        6.83%               5.33%              5.44%
   Returns After Taxes on              N/A
   Distributions and Sales of                            6.81%               5.27%              5.32%
   Portfolio Shares*
                                       N/A

                                                         5.72%              5.08%               5.20%

California Municipal

   Returns Before Taxes
   Returns After Taxes on             5.99%
   Distributions*



   Returns After Taxes on                                6.27%              5.17%               5.37%
   Distributions and Sales of          N/A
   Portfolio Shares*                                     6.26%              5.09%               5.27%
                                       N/A

                                                         5.25%              4.89%               5.11%

Diversified Municipal

   Returns Before Taxes
   Returns After Taxes on             6.15%
   Distributions*                                        6.42%              5.34%               5.47%
   Returns After Taxes on              N/A
   Distributions* and Sales                              6.40%              5.27%               5.36%
   of Portfolio Shares
                                       N/A

                                                         5.49%              5.08%               5.22%

Intermediate Duration

   Returns Before Taxes
   Returns After Taxes on             7.74%
   Distributions*                                        5.48%              6.01%               6.35%
   Returns After Taxes on              N/A
   Distributions and Sales of                            3.68%              3.46%               3.67%
   Portfolio Shares*
                                       N/A

                                                         3.33%              3.51%               3.74%

Tax-Managed
International Value

   Returns Before Taxes               5.41%            (12.39)%            (2.74)%              6.01%
   Returns After Taxes on
   Distributions*                                      (12.85)%            (4.42)%              4.52%
   Returns After Taxes on
   Distributions and Sales of          N/A
   Portfolio Shares*                                    (7.39)%
                                       N/A                                 (2.40)%              4.60%

International Value II

   Returns Before Taxes              (7.42)%           (13.01)%              N/A                N/A
   Returns After Taxes on
   Distributions*                    (9.42)%           (13.88)%              N/A                N/A
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                 (6.37)%            (7.70)%              N/A                N/A

Short Duration California
Municipal

   Returns Before Taxes               3.97%              2.87%              3.74%               N/A
   Returns After Taxes on



   Distributions*                     3.82%             2.85%               3.65%               N/A
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                                                                             N/A
                                                        2.82%               3.61%
                                      3.79%

Short Duration Diversified
Municipal

   Returns Before Taxes               4.24%             3.81%               4.09%               N/A
   Returns After Taxes on
   Distributions*                     4.13%             3.79%               4.09%               N/A
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                                                                            N/A

                                      4.07%             3.51%               4.02%

Short Duration New York
Municipal

   Returns Before Taxes               3.95%             3.14%               3.76%               N/A
   Returns After Taxes on
   Distributions*                     3.84%             3.14%               3.71%               N/A
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                                                                            N/A

                                      3.82%             3.04%               3.67%

Emerging Markets Value
Portfolio

   Returns Before Taxes              (4.11)%           10.35%              (7.87)%              N/A
   Returns After Taxes on
   Distributions*                    (4.92)%            5.87%              (8.89)%              N/A
   Returns After Taxes on
   Distributions and Sales of
   Portfolio Shares*                 (3.58)%            3.92%              (6.55)%              N/A


     * After-tax returns are an estimate, based on the highest individual marginal federal income tax rates in effect. Actual tax-returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The average annual total return, before taxes, for each Portfolio is calculated by finding the average annual percentage rate of return that would, compounded and multiplied by the initial amount invested (less any applicable sales load), result in the ending redeemable value, as expressed in the following formula:

    Average Annual Total Return     =         ERV         1/n   -    1
                                              ---
                                               P

Where:

     P    = a hypothetical initial investment of $1,000 on beginning date less any charges deducted from the amount invested;

     ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and deduction of all nonrecurring charges deducted at the end of the period; and

     n    = number of years (1, 5, 10 or the life of the Fund).

     The above calculations reflect all fees and expenses charged to the Portfolios.

     The average annual total return, after taxes, for each Portfolio is calculated by finding the average annual return percentage rates of return that would, compounded and multiplied by the initial amount invested, result in ending value, according to the following formulas:

       ATVD  =    P (1 + T)n
      ATVDR  =    P (1 + T)n

Where:

     P = a hypothetical initial payment of $1,000

     T = average annual total return (after taxes on distributions or after taxes on distributions and sales of portfolio shares)

     n = number of years

  ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the periods indicated at the end of such periods after taxes on fund distributions but not after taxes on redemption.

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the periods indicated at the end of such periods, after taxes on fund distributions and redemption.


     The Portfolios may advertise aggregate total return, also called unannualized total return, in addition to average annual total return. The aggregate total return of each Portfolio from its inception until September 30, 2002 was as follows:


                                                    Unannualized
                                                    Total Return
                  Portfolio                        Since Inception

----------------------------------------------- ----------------------

U.S. Government Short Duration                         133.85%

----------------------------------------------- ----------------------
Short Duration Plus                                    141.36%
----------------------------------------------- ----------------------
New York Municipal                                     128.32%
----------------------------------------------- ----------------------
California Municipal                                   102.76%
----------------------------------------------- ----------------------
Diversified Municipal                                  126.95%
----------------------------------------------- ----------------------
Intermediate Duration                                  177.89%
----------------------------------------------- ----------------------
Tax-Managed International Value                         71.80%
----------------------------------------------- ----------------------
International Value II                                 (23.19)%
----------------------------------------------- ----------------------
Short Duration
California Municipal                                    36.45%
----------------------------------------------- ----------------------
Short Duration
Diversified Municipal                                   39.32%
----------------------------------------------- ----------------------
Short Duration
New York Municipal                                      36.29%
----------------------------------------------- ----------------------
Emerging Markets Value                                 (24.82)%

----------------------------------------------- ----------------------

     The aggregate total return for each Portfolio is calculated by dividing the ending value of an investment by the beginning value of this investment, as expressed in the following formula:

     Aggregate Total Return     =       ERV - P
                                        -------
                                           P

Where:

     P    = a hypothetical initial investment of $1,000 on beginning date, less any charges deducted from the amount invested; and

     ERV = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and the deduction of all non-recurring charges deducted at the end of the period.

     From time to time, in reports and promotional literature, the Portfolios' total return or other performance data may be compared to one or more relevant market indexes, including but not limited to (1) Lehman Brothers Aggregate Bond Index; (2) Lehman Brothers Government Corporate Bond Index; (3) Merrill Lynch 1-3 Year Treasury Index; (4) Lehman Brothers One Year Municipal Index; (5) Lehman Brothers 5 year General Obligation Municipal Bond Index; (6) Lehman Brothers 1-10 year Municipal Bond Index Blend; (7) the Standard & Poor's 500 Stock Index so that shareholders may compare the Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (8) with other groups of mutual funds tracked by (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) by other financial business publications, including, but not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (9) Morgan Stanley Capital International ("MSCI") Indices, including the EAFE index, the EAFE GDP 50%-Hedged Index, the MSCI Emerging Markets Global Index and the MSCI Emerging Markets Free Index, which are widely recognized indexes in international market performance; (10) the International Finance Corporation (an affiliate of the World Bank established to encourage economic development in less developed countries), World Bank, Organization for Economic Co-Operation and Development and International Monetary Fund as a source of economic statistics; and (11) the International Finance Corporation Global Index ("IFCG Index") and International Finance Corporation Investable Index ("IFCI Index"), which are widely recognized indexes of emerging markets performance.


                              DESCRIPTION OF SHARES

     The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the net asset value of a shareholder's account is less than $1,000.

     Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

     To the knowledge of the Fund, no persons or entities owned beneficially or of record 5% or more of the shares of any Portfolio or Municipal Class as of January 10, 2003.

                                    APPENDIX

Description of Corporate and Municipal Bond Ratings


     The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.


Standard & Poor's1

AAA     Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A       Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB     Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C   Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI      The rating CI is reserved for income bonds on which no interest is being paid.

D       Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.


1 Reprinted from Standard & Poor's Bond Guide

Fitch2

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA   Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A    High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB   Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B    Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC  Identifiable characteristics which, if not remedied, may lead to default.

CC   Minimal protection, default in payment of interest and or principal seems probable over time.

C    Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.
DD       represents highest potential for recovery and
D        the lowest potential for recovery.

Plus(+) Minus (-)   Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.


2 As provided by Fitch Ratings, Inc.

Moody's3

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


3 Reprinted from Moody's Bond Record and Short Term Market Record

C    Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

     The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's4

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B   Issues rated "B" are regarded as having only speculative capacity for timely payment.

C   This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D   Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

4 Reprinted from Standard & Poor's Bond Guide

Fitch5

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1   Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2   Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3   Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S   Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D     Default, actual or imminent payment default.

Moody's6

     Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.


5 As provided by Fitch Ratings, Inc.

6 Reprinted from Moody's Bond Record and Short Term Market Record

P-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

     The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's7

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1   This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

7 Reprinted from Standard & Poor's Guide

MIG 4/VMIG 4   This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG    This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch8

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2  Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D    Default, actual or imminent payment default.


8As provided by Fitch Ratings, Inc.

[GRAPHIC OMITTED](R)

                              ALLIANCE INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
                            ALLIANCE INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
                           ALLIANCE INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

--------------------------------------------------------------------------------
c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

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STATEMENT OF ADDITIONAL INFORMATION

February 1, 2003


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          This Statement of Additional Information ("SAI") relates to (i) the Alliance Intermediate New York Municipal Class A shares, Alliance Intermediate New York Municipal Class B shares and Alliance Intermediate New York Municipal Class C shares of the Alliance Intermediate New York Municipal Portfolio (the "New York Municipal Portfolio"), (ii) the Alliance Intermediate California Municipal Class A shares, Alliance Intermediate California Municipal Class B shares and Alliance Intermediate California Municipal Class C shares of the Alliance Intermediate California Municipal Portfolio (the "California Municipal Portfolio") and (iii) the Alliance Intermediate Diversified Municipal Class A shares, Alliance Intermediate Diversified Municipal Class B shares and Alliance Intermediate Diversified Municipal Class C shares of the Alliance Intermediate Diversified Municipal Portfolio (the "Diversified Municipal Portfolio" and together with the California Municipal Portfolio and the New York Municipal Portfolio, the "Portfolios") of the Sanford C. Bernstein Fund, Inc. (the "Fund"). This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated February 1, 2003 for the Portfolios (the "Prospectus"). Copies of such Prospectus may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above. Certain financial statements from the Fund's annual report dated September 30, 2002 are incorporated by reference into this SAI. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

__________________________

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

TABLE OF CONTENTS

                                                                            Page

FUND HISTORY...................................................................2
INVESTMENT POLICIES AND RESTRICTIONS...........................................2
INVESTMENT RESTRICTIONS.......................................................43
INVESTMENTS...................................................................46
MANAGEMENT OF THE FUND........................................................79
EXPENSES OF THE FUND..........................................................85
PURCHASE OF SHARES............................................................89
REDEMPTION AND REPURCHASE OF SHARES..........................................108
SHAREHOLDER SERVICES.........................................................112
NET ASSET VALUE..............................................................118
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................120
BROKERAGE AND PORTFOLIO TRANSACTIONS.........................................125
GENERAL INFORMATION..........................................................126
REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS...................142
APPENDIX A: Description of Corporate and Municipal Bond Ratings..............A-1

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FUND HISTORY


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          The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end investment management company.


          The New York Municipal Portfolio, doing business as Alliance Intermediate New York Municipal Portfolio, commenced offering the New York Municipal Class shares on January 9, 1989; the California Municipal Portfolio, doing business as the Alliance Intermediate California Municipal Portfolio, commenced offering the California Municipal Class shares on August 6, 1990; and the Diversified Municipal Portfolio, doing business as the Alliance Intermediate Diversified Municipal Portfolio, commenced offering the Diversified Municipal Class shares on January 9, 1989, pursuant to a separate Prospectus. On February 1, 2002, the New York Municipal Portfolio commenced offering the Alliance Intermediate New York Class A shares, Alliance Intermediate New York Class B shares, and Alliance Intermediate New York Class C shares; the California Municipal Portfolio commenced offering the Alliance Intermediate California Class A shares, Alliance Intermediate California Class B shares, and Alliance Intermediate California Class C shares; and the Diversified Municipal Portfolio commenced offering the Alliance Intermediate Diversified Class A shares, Alliance Intermediate Diversified Class B shares, and Alliance Intermediate Diversified Class C shares.


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INVESTMENT POLICIES AND RESTRICTIONS
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          The New York Municipal Portfolio and the California Municipal Portfolio are non-diversified. The Diversified Municipal Portfolio is diversified. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Portfolios' Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

All Portfolios

          Each Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities.


          None of the Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by Alliance Capital Management L.P. ("Alliance" or the "Manager") to be of comparable quality. In addition, none of the Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal.

          In addition to these policies, which govern all Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.


          The maturity composition of each of the Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

          Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.


          As a fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation or, in certain instances, may be includable in income subject to the alternative minimum tax.

          In addition to Municipal Securities, each Portfolio may invest in non-municipal securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.

Alternative Minimum Tax

          Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

          Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

New York Municipal Portfolio:


          The New York Municipal Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax ("New York Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and New York State and local personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.


          The New York Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

          Because the New York Municipal Portfolio invests primarily in New York Municipal Securities, the Portfolio's performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

          The New York Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolio seeks income exempt from New York State and local taxes as well as federal income tax, the Portfolio may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

California Municipal Portfolio:


          The California Municipal Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax ("California Municipal Securities"). For the purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.


          The California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the California Municipal Portfolio as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the California Municipal Portfolio's total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

          Because the California Municipal Portfolio invests primarily in California Municipal Securities, the performance of the Portfolio is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

          The California Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolio seeks income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolio may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

Risk of Concentration in a Single State
(The New York Municipal Portfolio and the California Municipal Portfolio)

          The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.


          Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under "All Portfolios". See also the Appendix: "Description of Corporate and Municipal Bond Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

          The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement as updated in November 2002 with respect to New York and an Official Statement dated October 16, 2002 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK


     The following is based on information obtained from the Annual Information Statement of the State of New York, dated June 3, 2002, and the Update to the Annual Information Statement dated November 14, 2002.


Debt Reform Act of 2000


     The Debt Reform Act of 2000 (Debt Reform Act) implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income; (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

     The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State--supported debt service costs began at 0.75 percent of total governmental funds receipts and is gradually increasing until it is fully phased in at 5 percent in 2013-14. Debt outstanding and debt service costs for the 2002-2003 fiscal year are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.


     The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation


     In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings



Recent Developments


As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002.

     The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.


2002-03 Financial Plan

     In January 2002, the Governor presented a balanced 2002-03 Financial Plan (the Executive Plan) with proposals that closed a combined 2001-02 and 2002-03 General Fund budget gap of $6.8 billion, according to DOB. The Executive Plan reflected legislative and administrative actions taken during 2001-02 following the World Trade Center terrorist attacks that produced savings of $2.4 billion; the use of reserves set aside for economic uncertainties ($1.11 billion) and through the Temporary Assistance for Needy Families (TANF) program ($885 million); and revenue and spending actions totaling $2.4 billion (of which approximately $560 million were non-recurring). As a result, the 2001-02 and 2002-03 Financial Plans were projected to be in balance on a cash basis at that time.

     In April 2002, DOB projected a shortfall of approximately $1.4 billion from the Executive Plan resulting primarily from lower than projected receipts associated with the final settlement of 2001 tax liability. DOB expects that the majority of this shortfall will be non-recurring, with a significant portion attributable to income losses associated with the World Trade Center terrorist attacks.

     On May 22, 2002, DOB issued a revised 2002-03 Financial Plan following final action on the budget by the State Legislature (the Enacted Plan) to reflect enactment of a series of non-recurring actions to offset the projected revenue losses and produce a balanced 2002-03 Financial Plan. The actions include a tax amnesty program, increased receipts from the sale of abandoned property, a change in the payment date for various business taxes, and utilization of available cash reserves and other fund balances.

     As compared to the Executive Plan, the Enacted Plan also supports spending restorations of approximately $600 million related to education, health, economic development, and human services. These costs are fully financed through actions to reduce spending or increase revenues on a recurring basis, including education building aid reform, workforce savings through attribution and an early retirement program, and tobacco tax increases and enforcement actions, as well as the use of resources from other funds.

     General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-03, a decrease in $1.25 billion or -3.0 percent from the 2001-02 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-03, an annual decrease of $1.01 billion or -2.4 percent from the 2001-02 fiscal year. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-02.

     Projected General Fund disbursements in the Enacted Plan are essentially unchanged from the levels projected in the Executive Plan. The annual decrease in spending results from efforts to limit the growth of State operations, capital and debt service costs, and by the reduction of General Fund spending through the use of alternate financing sources, including TANF reserves and health care resources created under the Health Care Reform Act (HCRA). These reductions are partially offset by increases for school aid, collective bargaining, pensions and other fringe benefits, and underlying programmatic growth in health programs.


     All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

     The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Enacted Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

     The State issued its Second Quarterly Update to the 2002-03 State Financial Plan on October 30, 2002 (the "Mid-Year Plan"). The Mid-Year Plan remains in balance and makes no revisions to the receipts and disbursements projections contained in the Enacted Plan. However, the Mid-Year Plan noted that current economic and financial trends (in particular, the prolonged and substantial decline in the equity markets and the poor performance of financial services firms) have made it more likely that actual receipts during the 2002-03 fiscal year will be significantly below the levels reported in the current Financial Plan.

2001-02 Fiscal Year

     The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

     General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

     General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.


2000-2001 Fiscal Year


     The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-Kindergarten Fund.

     In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

     The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).


     General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.


1999-2000 Fiscal Year

     The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

     The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

     The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

         General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.


State Financial Practices: GAAP Basis


     Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

2001-02 Fiscal Year

     The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million).

     The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services ($398 million), health and environment ($395 million), personal service ($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

     Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business taxpayers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund), and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates which filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).

     General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1 percent) due mainly to an increase in spending for support for public schools. Social services expenditures increased $398 million (4.3 percent) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million (39.4 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

     An operating deficit of $970 million was reported for the Special Revenue Funds for the 2001-02 fiscal year, which resulted in the decline of the accumulated fund balance in this fund type to $2.4 billion. Revenues increased $1.4 billion over the prior fiscal year (3.7 percent) as a result of increases in federal grants of $3.3 billion and increased lottery revenues of $568 million, offset by declines in personal income tax revenue of $1.77 billion and decline in miscellaneous revenues of $554 million. The increase in federal grants is primarily related to increased Medicaid claims and disaster aid payments related to the World Trade Center disaster.

     Debt Service Funds ended the 2001-02 fiscal year with an operating surplus of $76 million and, as a result, the accumulated fund balance in this fund type increased to $2.4 billion. Revenues declined by $120 million (3.6 percent) primarily because of decreases in dedicated tax revenues while debt service expenditures also decreased by $300 million (8.2 percent) primarily due to a decline in the amount of reserve funds used to repay outstanding debt in advance. Net other financing sources decreased $84 million (24.0 percent).

     An operating deficit of $134 million was reported in the Capital Projects Funds for the State's 2001-02 fiscal year and, as a result, the accumulated fund balance deficit increased to $154 million. Revenues increased $208 million (7.3 percent) primarily because of an increase in the allocation of motor fuel taxes and motor vehicle fees. Revenue increases were partially offset by a decline in federal grant revenue attributable to decreased spending for highways and bridges. Expenditures declined $12 million (0.3 percent). Net other financing sources decreased by $463 million (35.2 percent) primarily due to a decline in proceeds from the issuance of financing arrangements and increased transfers from the Dedicated Highway and Bridge Trust Fund in support of expenditures for debt service.


2000-01 Fiscal Year

     The State completed its 2000-01 fiscal year with a combined governmental funds operating surplus of $1.59 billion, which included operating surpluses in the General Fund ($245 million), in Special Revenue Funds ($1.25 billion) and in Capital Projects Funds ($109 million) offset, in minor part, by an operating deficit in the Debt Service Funds ($20 million).


     The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The operating surplus for the 2000-01 fiscal year resulted in part from a cash basis operating surplus and increases in taxes and other receivables of $686 million and $13 million, respectively, and decreases in deferred revenues, pension contributions payable and other liabilities of $101 million. These gains were partially offset by decreases in other assets and amounts due from other funds of $258 million, increases in payables to local governments of $368 million and an increase in tax refunds payable of $252 million. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

     General Fund revenues increased $682 million (1.8 percent) from the 1999-2000 fiscal year with an increase reported only for personal income taxes. Business, consumption and use and other taxes and miscellaneous revenues fell from the prior fiscal year. Personal income taxes grew $1.89 billion, an increase of nearly 8.4 percent. The increase in personal income taxes was caused by strong employment, wage and bonus payment growth and an increase in interest and dividend income during 2000. This increase was partially offset by decreases in consumption and use, business and other taxes and miscellaneous revenues. Consumption and use taxes decreased $305 million, or 4.0 percent, primarily as a result of the reduction in motor fuel taxes and motor vehicle fees distributed to the General Fund and a decline in cigarette and tobacco products taxes. Business taxes decreased $488 million, or 10.7 percent, primarily due to a reduction in certain corporation and utility taxes distributed to the General Fund and because of reductions in the corporate and utility tax rates. Other taxes primarily estate and gift taxes, decreased over $381 million, or 34.4 percent due mainly to a decline in the stock market and tax rate reductions. Miscellaneous revenues decreased $30 million (1.2 percent).

     General Fund expenditures increased $2.30 billion (6.3 percent) from the 1999-2000 fiscal year, with the largest increases occurring in the areas of education, health and environment and social services. Education expenditures grew $1.17 billion (9.1 percent) due mainly to an increase in spending for support for public schools and municipal and community colleges. Social services expenditures increased $238 million (2.6 percent) due primarily to increased spending for Medicaid and income maintenance programs. Health and environment expenditures increased over $145 million (16.9 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

     An operating surplus of $1.25 billion was reported for the Special Revenue Funds for the 2000-01 fiscal year which increased the accumulated fund balance in this fund type to $3.39 billion. Revenues increased $4.54 billion over the prior fiscal year (13.5 percent) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $3.63 billion (12.6 percent) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $324 million (8.1 percent).

     Debt Service Funds ended the 2000-01 fiscal year with an operating deficit of $20 million and, as a result, the accumulated fund balance in this fund type decreased to $2.04 billion. Revenues rose $143 million (4.9 percent) primarily because of increases in dedicated taxes while debt service expenditures increased $366 million (11.1 percent). Net other financing sources increased $174 million (40.8 percent) due primarily to increases in transfers from the General Fund.


     An operating surplus of $109 million was reported in the Capital Projects Funds for the State's 2000-01 fiscal year and, as a result, the accumulated fund balance deficit decreased to $20 million. Revenues increased $226 million (8.7 percent) primarily because the allocation of motor fuel taxes and motor vehicle fees was increased $131 million and federal grant revenues increased $90 million for transportation projects. Expenditures increased $212 million (5.5 percent) primarily because of increases in spending for grants to local government - education and health and environment programs and capital construction spending for transportation projects. Net other financing sources decreased by $4 million (0.3 percent).


     1999-2000 Fiscal Year

     The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.93 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.


     Revenues increased $2.30 billion (6.4 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $1.98 billion, an increase of
9.7 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $303 million, a 14.1 percent increase, primarily due to investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries. Business taxes decreased nearly $301 million, or 6.2 percent.

     Expenditures increased $1.39 billion (3.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $739 million (6.1 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $215 million (33.5 percent). Net other financing sources decreased $192 million (45.9 percent).

     An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.143 billion. Revenues increased $2.15 billion over the prior fiscal year (6.9 percent). Expenditures increased $1.49 billion (5.4 percent). Net other financing uses increased $174 million (4.5 percent).

     Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38.1 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4 percent). Debt Service expenditures increased $429 million (15.0 percent). Net other financing sources increased $113 million (36.1 percent).

     An operating surplus of $98.4 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129.2 million. Revenues increased $92.6 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).



     Economic Overview


     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

     Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.


     Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.


     New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

     Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.


     The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

     In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.



State Authorities


     The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2001, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State Authorities was $101 billion, only a portion of which constitutes State-supported or State-related debt.

     Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2002-03 fiscal year.

     In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no bonds containing the moral obligation pledge are currently outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

     The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formally issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2002-03 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

     Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

     The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA.

The 2000-01 enacted budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

     State legislation accompanying the 2000-01 enacted budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for 2000 through 2004 (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

     The currently approved 2000-04 Capital Program assumes the issuance of an estimated $10.6 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

     The 2000-04 Capital Program assumed $1.6 billion in State support under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. Although not formally submitted to the Review Board as an amendment to the 2000-04 Capital Program, the MTA expects that all or a substantial portion of this amount will be replaced by additional proceeds generated by the debt restructuring and proceeds derived from the leasing of certain assets.

     There can be no assurance that all necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Plan Review Board may amend the 2000-04 Capital Program from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

     The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. On April 11, 2002, the Capital Program Review Board approved an amendment to the 2000-04 Capital Program which identified insurance proceeds as the funding source for the reconstruction of the #1 and #9 Subway lines damaged in the World Trade Center attacks, increasing the overall plan by $162 million. The most recent estimate of overall property damage to the transit system (dated December 6, 2001) is $855 million. The MTA currently expects that insurance coverage in the amount of approximately $1.5 billion and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center attacks may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

     The 2002-03 Enacted Plan will assist the MTA in addressing potential operating shortfalls caused in part by the World Trade Center attacks by providing $348 million in aid increases and payment accelerations. In its May 2002 official statement, the MTA identified a potential budget shortfall of $663 million for 2003 after taking such assistance into account.


Certificates of Participation


     The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.


New York City


     The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets.

     On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

     Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. By July 2002, Congress had appropriated a total amount of $21.4 billion in federal disaster assistance for New York. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

     On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

     The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

     The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     Currently, the City and its covered organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.



OSDC and Control Board Reports


     Staff reports of the Control Board, OSDC and the City Comptroller have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Other Localities


     Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2002-03 fiscal year, or thereafter.

     The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2002-03 totals approximately $486 million. In 2000-01, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

     While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general-purpose local government aid failed to agree on any recommendations for a new formula.


Certain Municipal Indebtedness


     Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion (approximately $108 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Nineteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.


Litigation


     The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2002-03 fiscal year or thereafter.

     Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 State Financial Plan. The State believes that the proposed 2002-03 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2002-03 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2002-03 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 State Financial Plan.


CALIFORNIA


     The following is based on information obtained from a Preliminary Official Statement, dated October 16, 2002, relating to $180,000,000 State Public Works Board of the State of California Lease Revenue Bonds (the "Official Statement").

Constitutional Limits on Spending and Taxes


     Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

     Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to
Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

     Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.


     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.


     The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

     As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.


     Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be
40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off- budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.


State Indebtedness

     The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

     The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

     As of September 1, 2002, the State had outstanding $25,186,602,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $11,437,499,000 of long-term general obligations bonds. This latter figure consists of $4,915,300,000 of authorized commercial paper notes (of which $845,600,000 was outstanding), which had not yet been refunded by general obligation bonds, and $6,522,199,000 of other authorized but unissued general obligation debt.

     The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of September 1, 2002, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

     In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $6,293,779,163 General Fund-supported lease-purchase debt outstanding as of September 1, 2002.

     As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing since the 1994-95 Fiscal Year. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes on October 4, 2001, which matured on June 28, 2002. To provide additional cash resources necessary to pay the State's obligations at the end of fiscal year 2001-02 and the beginning of fiscal year 2002-03, the State issued $7.5 billion of revenue anticipation warrants in June 2002, with plans to issue an additional $12.5 billion later in 2002.

Prior Fiscal Years' Financial Results

     Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.


     The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.


Fiscal Year 2000-01 Budget

     The 2000 Budget Act, signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties ("SFEU") available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.



Fiscal Year 2001-02 Budget


     The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

     The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projected General Fund revenues in 2001-02 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates. Most of the drop was attributed to the personal income tax, which reflected both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

     The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.

     The 2001 Budget Act also included Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001, as part of its cash management program.


Fiscal Year 2002-03 Budget

     The 2002-03 Governor's Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.


     The 2002-03 Governor's Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $64.9 billion in 2001-02. This is more than $5 billion lower than projected in the 2001 Budget Act and more than $7 billion lower than the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $77.1 billion in 2001-02, include the receipt of $6.6 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. Every effort is being made to sell the bonds as quickly as possible; however, the exact timing of this bond sale is still uncertain. The 2002-03 Governor's Budget projected major tax revenues of $71.3 billion and total revenues and transfers of $79.3 billion for 2002-03.

     The Administration proposed the following major actions to close the $12.5 billion budget gap for the two fiscal years:

     1. Expenditure reductions in the 2001-02 and 2002-03 fiscal years (from currently budgeted and projected expenditures based on current programs) totaling about $5.2 billion. This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature.

     2. Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

     3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.1 billion.

     4. Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the securitization (sale) of a portion of the State's future receipt of payments from tobacco companies from the settlement of litigation against those companies.

     The May Revision to the Governor's 2002-03 Budget addresses a projected $23.6 billion gap between expenditures and revenues through the 2002-03 fiscal year, or 30 percent of the General Fund. In addition to the $12.5 billion gap identified in the Governor's Budget, this Revision proposes adjustments to address an expected additional $9.5 billion revenue loss, and $1.6 billion in additional cost pressures. It proposes to address the shortfall through a combination of spending reductions and revenue proposals, as well as the maximum fiscally responsible level of fund shifts, loans, accelerations, transfers, and deferrals.


Recent Developments Regarding Energy


Department of Water Resources Power Supply Program. In January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's three investor-owned utilities (the "Utilities") was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor's proclamation under the Emergency Services Act was followed by the enactment of the Power Supply Act authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission ("CPUC").

     The DWR sells electricity to approximately 10 million retail electric customers in California. The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of the Utilities and the amount of electricity furnished by the Utilities until December 31, 2002. Electricity purchased by the DWR is delivered to retail customers through the transmission and distribution systems of the Utilities, and payments from retail customers are collected for the DWR by the Utilities pursuant to servicing arrangements approved or ordered by the CPUC. The Administration and the CPUC are developing plans for the provision of the net short after 2002.

The DWR's power supply program was initially financed by interest bearing unsecured loans from the General Fund of the State, aggregating approximately $6.2 billion of which $116 million has been repaid. Advances from the General Fund ceased in June 2001, after the DWR arranged secured loans from banks and other financial institutions, producing net proceeds of approximately $4.1 billion. The power supply program is also funded by revenue from electricity sales to retail customers; cash receipts from such revenues have aggregated approximately $3.7 billion through January 31, 2002.

The DWR is authorized by the Power Supply Act to issue up to $13.4 billion in revenue bonds. Although sale of the bonds was delayed by a number of factors, including potential legal challenges, the offering occurred in November 2002 and raised $11.3 billion, the largest municipal bond offering in history. Of this amount, $6.6 billion was paid to the State's General Fund.



Economic Overview


     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy began to slow in the Spring of 2001. The slowdown was most pronounced in the State's high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. The State began to recover early in 2002, but progress has been slow. State unemployment rose from 4.7 percent in February 2001 to 6.3 percent in July 2002.



     The State's July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population.


Litigation

     The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

Diversified Municipal Portfolio

     The Diversified Municipal Portfolio will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. The Diversified Municipal Portfolio is not appropriate for tax-exempt investors under normal market conditions.

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INVESTMENT RESTRICTIONS

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          All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.


          None of the New York Municipal Portfolio, California Municipal Portfolio or the Diversified Municipal Portfolio will, except as otherwise provided herein:

          1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

          2) Make short sales of securities or maintain a short position;

          3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

          4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

          5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

          6) Purchase oil, gas or other mineral interests;

          7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

          8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

          9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

          10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

          11) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

          12) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

          13) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

          14) Make investments for the purpose of exercising control or management;

          15) Invest in securities of other registered investment companies;

          16) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

          17) Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

          The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Portfolios has or currently intends to:

          1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; and

          2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

          With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with Securities and Exchange Commission ("SEC") interpretations issued from time to time.

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INVESTMENTS

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     Subject to each Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) straight and convertible corporate bonds and notes; (iii) loan participations; (iv) commercial paper; (v) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vi) mortgage-related securities; (vii) asset-backed securities; (viii) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (ix) guaranteed investment contracts and bank investment contracts; (x) variable and floating rate securities; and (xi) private placements. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

Municipal Securities. Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Fund may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios' assets that are invested in Municipal Securities.

          Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.


          The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

          Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.


          After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

          Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by the Portfolios and the value of the Portfolios would be affected. Additionally, the Manager would reevaluate the Portfolios' investment objectives and policies.

Mortgage-Related Securities. Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this Prospectus as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is government-backed.


          One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.


          The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

          The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

          Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

          Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.


          In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

          Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

          A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Asset-Backed Securities. The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

          In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Private Placements. The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933 so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the implementation of the procedures on the liquidity of Rule 144A securities in the Portfolio.

          Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value under policies established by and under supervision of the Board of Directors.


          The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

Illiquid Securities. These securities include, among others, securities for which there is no readily available market, options purchased by a Portfolio over-the-counter, the cover for such options and repurchase agreements not terminable within seven days. Because of the absence of a trading market for these investments, a Portfolio may not be able to realize their value upon sale. The Portfolios will not invest in any additional illiquid security if, as a result, more than 15% of its net assets would be so invested.

Warrants. The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations. The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.


          Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

          Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

          A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

          The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality.

Zero Coupon Securities. The Portfolios may purchase zero coupon debt securities. A zero coupon security pays no cash interest during its stated term. Its value lies in the difference between the principal value to the holder at maturity and the purchase price. Zero coupon securities are sold at a discount to principal value, and their market values nearly always fluctuate more widely than do the market values of similar-maturity debt securities which pay interest.

Convertible Securities. The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

          The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Other Securities. It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives. In seeking to achieve its investment objectives, each of the Portfolios may employ the following special investment techniques, among others. Derivatives may be used to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. The Portfolio may use exchange-traded derivatives such as futures and options--financial products which are standardized by size, maturity, and delivery, and are sold on organized exchanges. Furthermore, over-the-counter derivatives such as swaps or other hybrid instruments, which are individually tailored to meet the needs of a specific client, may also be used.

Futures Contracts and Options on Futures Contracts. The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes.

          The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Portfolios only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities.

          No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

          If the Manager wishes to shorten the effective duration of a Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios' use of futures contracts will not result in leverage.

          The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

          Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

Futures Contracts


U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value. In accordance with the current rules and regulations of the CFTC, the aggregate initial margins and premiums required from a Portfolio in connection with commodity futures and options positions used for purposes other than "bona fide hedging" will not exceed 5% of the liquidation value of the Portfolio; provided, however, in the case of an option that is in the money at the time of the purchase, that the money portion of the premium is excluded in calculating the 5% limitation.


          At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

          Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures. The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio, such as the Fixed-Income Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

          Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.


          In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio
(i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its Custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited);
(ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its Custodian; or (iii) owns a short position in the underlying futures contract.

          The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

          The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

          The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options. The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Portfolios.

          A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

          Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

          A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

          The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."


          The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special Investment Techniques and Related Risks -- Illiquid Securities" in the Prospectus.


          In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.


          The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


          Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

Swaps, Caps and Floors. Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.


          The Portfolios enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolios may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

          Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities are rated in the highest rating category of at least one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

Credit Default Swap Agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the fact amount of the obligation. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation, received by the Portfolio as the seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

          A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities are rated in the highest rating category of at least one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

          A Portfolio may enter into a credit default swap that provides for settlement by physical delivery and, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in municipal securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.


Repurchase Agreements. Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a counterparty's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities.

Reverse Repurchase Agreements. The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its Custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.


When-Issued Securities and Forward Commitments


Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

          When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Portfolio's net asset value. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.

Special Risk Considerations for Lower-Rated Securities. Securities rated Baa by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.


          The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

          The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See the Appendix for a description of such ratings.

          The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

          Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

          In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of the Portfolio.

Future Developments. The Portfolios expect to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and legally permissible for that Portfolio, the Manager may utilize the strategies that do not conflict with the Portfolio's investment restrictions. These opportunities may involve risks that differ from those described above.


Industry Classification. In determining industry classifications for each Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

     Directors and Officers and Principal Holders of Securities

          The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

------------------------- -------------------------------------- ---------------------- ------------------------------


NAME, AGE,                PRINCIPAL OCCUPATION(S)                NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS HELD BY
ADDRESS (YEARS OF         DURING THE PAST FIVE YEARS             IN THE FUND COMPLEX    THE DIRECTOR
SERVICE*)                                                        OVERSEEN BY THE
                                                                 DIRECTOR

------------------------- -------------------------------------- ---------------------- ------------------------------

INTERESTED DIRECTORS**

Roger Hertog, 61,         Vice Chairman and Director--           12                     None
1345 Avenue of the        Alliance Capital Management
                          Corporation ("ACMC"), the General
                          Partner



Americas                  of Alliance Capital
New York, NY  10105       Management L.P. ("Alliance") since
(14)                      2000;  prior thereto, President,
                          Chief Operating Officer and
                          Director -- Sanford C. Bernstein &
                          Co., Inc. ("Bernstein") since prior
                          to 1998.

------------------------- -------------------------------------- ---------------------- ------------------------------

Andrew S. Adelson, 47,    Executive Vice President and Chief     12                     None
1345 Avenue of the        Investment Officer - International
Americas                  Value Equities - ACMC since 2000;
New York, NY  10105       prior thereto, Senior Vice
(5)                       President, Chief Investment Officer
                          -- International Equities and
                          Director - Bernstein since prior to
                          1998.

------------------------- -------------------------------------- ---------------------- ------------------------------



------------------------- -------------------------------------- ---------------------- ------------------------------

INDEPENDENT DIRECTORS

Irwin Engelman,#+ 68,     Business Consultant.  Formerly         12                     WellGen Inc.; Baruch
936 Fifth Avenue          Executive Vice President and Chief                            College; Long Wharf Theatre;
New York, NY  10021       Financial Officer, YouthStream Media                          National Corporate Theater
(2)                       Networks; prior thereto,                                      Fund; Temple Shaaray Tefila
                          Vice Chairman and Chief
                          Administrative Officer-- Revlon
                          Inc.; and Executive Vice President
                          and Chief Financial Officer--
                          MacAndrews & Forbes Holdings Inc.
                          since prior to 1998.



------------------------- -------------------------------------- ---------------------- ------------------------------

Peter W. Huber,+ 50       Partner-Kellogg Huber Hansen Todd &    12                     None
1615 M Street NW, Suite   Evans (law firm) since prior to
400,                      1998; Senior Fellow-Manhattan
Washington, DC  20036     Institute for Policy Research;
(2)                       Columnist - Forbes Magazine; Partner
                          at Digital Power Group and Digital
                          Power Capital

------------------------- -------------------------------------- ---------------------- ------------------------------

William Kristol,+ 50      Editor, The Weekly Standard since      12                     None
1150 17th Street NW       prior to 1998.
5th Floor
Washington, DC  20036
(8)

------------------------- -------------------------------------- ---------------------- ------------------------------


------------------------- -------------------------------------- ---------------------- ------------------------------

Rosalie J. Wolf,#+ 61,    Managing Director - Offit Hall         12                     Airborne, Inc.; TIAA-CREF;
65 East 55th Street,      Capital Management since January                              North European Oil Royalty
29th Floor                2001; prior thereto, Managing                                 Trust
New York, NY  10022       Partner - Botanica Capital Partners
(2)                       LLC from June 2000 through January
                          2001; prior thereto, Treasurer and
                          Chief Investment Officer, The
                          Rockefeller Foundation since prior
                          to 1998.


------------------------- -------------------------------------- ---------------------- ------------------------------


*    There is no stated term of office for the Fund's Directors.

** Mr. Hertog and Mr. Adelson are "interested persons," as defined in the 1940 Act, because of their respective affiliations with ACMC and Alliance.

#    Member of the Fund's Audit Committee.

+    Member of the Fund's Nominating Committee.

          The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors.


          The officers conduct and supervise the daily business operations of the Portfolios, while the directors exercise general oversight over these actions and decide on general policy. The directors also perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland. The directors have designated Mr. Hertog and Mr. Adelson to be the Executive Committee of the Fund. Between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board of Directors except the power to (1) declare dividends or distributions on stock; (2) issue stock except pursuant to a method specified by the Board of Directors; (3) recommend to the stockholders any action which requires stockholder approval; (4) amend the bylaws; (5) approve any merger or share exchange which does not require stockholder approval; or (6) approve any matter which, pursuant to the 1940 Act, must be approved by the Board of Directors, including those matters which must be approved by a majority of the directors who are not interested persons of the Fund.


          The Fund paid each of the directors who were not affiliated persons of the Manager and who were serving as directors at the time, in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board of Directors, annual compensation of $40,000 for the fiscal year ended September 30, 2002. Officers receive no direct remuneration in such capacity from the Fund. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. The directors may also appoint committees of directors. Directors who are not affiliated persons of the Manager serving on such committees may receive additional compensation as well as reimbursement of their out-of-pocket expenses.

          The directors were elected by the public shareholders of the Fund on September 25, 2000. In order to avoid unnecessary expenses, the Fund does not normally intend to hold annual meetings of shareholders. The Board of Directors or the shareholders may call Special Meetings of Shareholders for the removal of directors or for other actions for which a shareholder vote may be required by the 1940 Act (such as a change in fundamental policies or diversified status) or the Fund's Articles of Incorporation or By-Laws.


          As of January 10, 2003, directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

          The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex, if any, as of December 31, 2002.

Share Ownership




                                                                                              Aggregate Dollar Range
                                                                                               of Equity Securities
                                                                                                in All Registered
                                                                                               Investment Companies
                                                                                               Overseen by Director
                                                                                                  in Fund Complex
                                        Dollar Range of Equity Securities in the
                            ------------------- --------------------- -----------------------  ----------------------
Name                            New York            California        Diversified
                                Municipal            Municipal          Municipal
                                Portfolio            Portfolio          Portfolio
Interested Directors:



Roger Hertog                  Over $100,000              $0                     $0                 Over $100,000
Andrew S. Adelson                   $0                   $0               Over $100,000            Over $100,000
Independent Directors:

Irwin Engelman                Over $100,000              $0                     $0                 Over $100,000
Peter W. Huber                      $0                   $0                     $0                      $0
William Kristol                     $0                   $0                     $0                      $0
Rosalie J. Wolf              $10,001-$50,000             $0                     $0                   $10,001-
                                                                                                      $50,000


As of December 31, 2002, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or Distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or Distributor.

Officer Information

          Certain information concerning the Fund's officers is set forth below.

NAME AND ADDRESS,*          POSITION(S) HELD           PRINCIPAL OCCUPATION
AND (AGE)                   WITH FUND                  DURING LAST 5 YEARS
Roger Hertog, 61            President and Treasurer    See biography above.

Andrew S. Adelson, 47       Senior Vice President      See biography above.

Kathleen A. Corbet, 42      Senior Vice President      Executive Vice President
                                                       of ACMC,**
                                                       with which she has
                                                       been associated since
                                                       prior to 1998.

Edmund P. Bergan, Jr., 52   Secretary                  Senior Vice President and
                                                       the General Counsel of
                                                       Alliance Fund
                                                       Distributors, Inc.
                                                       ("AFD")** and Alliance
                                                       Global Investor Services,
                                                       Inc. ("AGIS"),** with
                                                       which he has been
                                                       associated since prior
                                                       to 1998.

___________________
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC, AFD and AGIS are affiliates of the Fund.

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Manager


          The Fund's investment manager is Alliance, a Delaware limited partnership with offices at 1345 Avenue of the Americas, New York, New York 10105.

          Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2002 totaling approximately $369 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world. Prior to October 2, 2000, the investment manager was Bernstein. Bernstein was acquired by Alliance on October 2, 2000.

          Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), a wholly -owned subsidiary of AXA Financial, Inc., a Delaware corporation ("AXA Financial"), is the general partner. ACMC is also the general partner of Alliance Capital Management Holding L.P. ("Alliance Holding"), which is a Delaware limited partnership whose equity interests are traded on the New York Stock Exchange, Inc. (the "NYSE") in the form of units. As of December 31, 2002, Alliance Holding owned approximately 30.7% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). As of December 31, 2002, AXA Financial and certain of its wholly -owned subsidiaries and related entities owned 54.7% of the Alliance Units. AXA Financial is a wholly-owned subsidiary of AXA, a company organized under the laws of France. AXA is the holding company for an international group of companies in the insurance, asset management and other financial services businesses. Based on information provided by AXA, on March 1, 2002, approximately 17.8% of the issued ordinary shares (representing 28.8% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 2002, 69.5% of the shares (representing 79.5% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 22.2% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. On March 1, 2002, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.6% of the issued ordinary shares (representing 33.2% of the voting power) of AXA.

          Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, Alliance manages the investment of each Portfolio's assets. Alliance makes investment decisions for each Portfolio and places purchase and sale orders. The services of Alliance are not exclusive under the terms of the Management Agreement; Alliance is free to render similar services to others.

          Alliance has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

          Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee paid by each of the Portfolios is at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion and at an annual rate of 0.45% of each such Portfolio's average daily net assets in excess of $1 billion. The fee is computed daily and paid monthly. The table below indicates the investment management fees accrued or paid by the Portfolios to Bernstein (the investment manager until October 2, 2000) for the fiscal year ended September 30, 2000 and to Alliance for the fiscal years ended September 30, 2001 and September 30, 2002:

             Management Fee for the Fiscal Year ended September 30,


              Portfolio             2000*         2001*        2002*
New York Municipal Portfolio      $3,728,640   $3,568,520    $4,308,118
California Municipal Portfolio    $2,624,960   $2,303,646    $2,818,444
Diversified Municipal Portfolio   $6,486,955   $6,250,863    $7,665,029

* The Portfolios began offering Class A, B and C shares on February 1, 2002. The Management Fees shown were those paid on another class of the respective Portfolio prior to February 1, 2002, and on all the classes of the Portfolio, including Class A, B and C shares, after the commencement of their offering on February 1, 2002.



          The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

          In approving the Fund's investment management agreement ("Management Agreement") with respect to each Portfolio, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Management Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Manager and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Manager.

          The Directors' evaluation of the quality of the Manager's services took into account the scope and quality of the Manager's in-house research capability, other resources dedicated to performing its services and the quality of its administrative and other services.

          In reviewing the fees payable under the Management Agreement, the Directors compared the fees of the Portfolios to those of competitive funds and other funds with similar investment objectives. For these purposes, the Directors took into account not only the fees payable by the Portfolios, but also so-called "fallout benefits" to the Manager, such as the proposed engagement of affiliates of the Manager to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the Manager by reason of brokerage commissions generated by the Portfolios' securities transactions. In evaluating a Portfolio's advisory fees, the Directors also took into account the demands and complexity of the investment management of the Portfolio.

          The Directors also considered the business reputation of the Manager and its financial resources. The Directors evaluated the procedures and systems of the Manager that are designed to fulfill the Manager's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Manager with respect to the execution of portfolio transactions.

          No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the Management Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund and the Portfolios to approve the Management Agreement, including the fees to be charged for services thereunder.

          Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to Alliance under the Management Agreement; (ii) the fees and expenses of Directors who are not affiliated with Alliance; (iii) the fees and expenses of the Custodian and Transfer Agent, including but not limited to fees and expenses relating to fund accounting, pricing of fund shares, and computation of net asset value; (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member;
(viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the

Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

          The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance.

          Certain other clients of the Manager may have investment objectives and policies similar to those of the Fund. The Manager may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Manager to the accounts involved, including the Fund. When two or more of the clients of the Manager (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

          The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AFD Exchange Reserves, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Americas Government Income Trust, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Growth Fund, Inc., Alliance Dynamic Growth Fund, Inc., Alliance Emerging Market Debt Fund, Inc., Alliance Global Growth Trends Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Premier Growth Fund, Inc., Alliance Mid-Cap Growth Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The Alliance Portfolios and The Korean Investment Fund, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

--------------------------------------------------------------------------------

EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement


          During the fiscal year ended September 30, 2002, the Fund entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc. ("AFD"), the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolios' Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

          For the period from February 1, 2002 (commencement of offering of the Class A shares) through September 30, 2002, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $38,517, $29,566, and $80,049, respectively, which constituted approximately .30%, .30% and .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $1,089,431. Of the $1,237,563 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $6,759 was spent on advertising, $11,813 on the printing and mailing of prospectuses for persons other than current shareholders, $231,596 for compensation to broker-dealers and other financial intermediaries (including, $155,254 to the Fund's Principal Underwriter), $159,991 for compensation to sales personnel and $827,404 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

          For the period from February 1, 2002 (commencement of offering of the Class B shares) through September 30, 2002, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $82,352, $54,974 and $171,250, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of the aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $2,242,834. Of the $2,551,410 paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $3,482 was spent on advertising, $5,632 on the printing and mailing of prospectuses for persons other than current shareholders, $2,325,088 for compensation to broker-dealers and other financial intermediaries (including $79,847 to the Fund's Principal Underwriter), $89,794 for compensation to sales personnel, $86,331 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $41,083 was spent on interest on Class B shares financing.

          For the period from February 1, 2002 (commencement of offering of the Class C shares) through September 30, 2002, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $54,199, $69,002 and $157,890, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $858,312. Of the $1,139,403 paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $3,454 was spent on advertising, $5,370 on the printing and mailing of prospectuses for persons other than current shareholders, $929,586 for compensation to broker-dealers and other financial intermediaries (including $81,930 to the Fund's Principal Underwriter), $104,783 for compensation to sales personnel, $84,869 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $11,341 was spent on interest on Class C shares financing.


          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.


          With respect to Class A shares of the Portfolios, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of September 30, 2002, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

          Amount of Unreimbursed Distribution Expenses Carried Over (as a percentage of the Class's net assets)

--------------------------------------------------------------------------------
                            Class B               Class C
New York Municipal      $599,069 (33.2%)      $183,345 (14.6%)
California Municipal    $478,209 (37.3%)      $216,213 (13.3%)
Diversified Municipal   $1,165,556 (31.5%)    $458,754 (12.8%)


          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Agreement, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Portfolios and their shareholders.

The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


          The Agreement will continue in effect for successive twelve-month periods with respect to Class A, Class B and Class C shares of each Portfolio, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for another annual term at a meeting held on October 30, 2002.


          In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Principal Underwriter with respect to that class and (ii) the Portfolios would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.


Transfer Agency Agreement. AGIS, an indirect wholly owned subsidiary of the Manager located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended September 30, 2002, AGIS was entitled to receive $33,770 under the Transfer Agency Agreement.


Code of Ethics. The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchase or held by the Fund.

--------------------------------------------------------------------------------

PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How To Buy Shares."

General

          Shares of each Portfolio are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), or without any initial sales charge and, as long as the shares are held one year or more, without any contingent deferred sales charge ("Class C shares"), in each case as described below. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

          Investors may purchase shares of the Portfolios either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the

Portfolios, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Portfolios' shares may receive differing compensation for selling Class A, Class B or Class C shares.


          In order to open your account, the Fund, or your broker-dealer, agent or other financial intermediary, are required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer, agent or other financial intermediary are unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire its shares, including through an exchange.


          The public offering price of shares of each Portfolio is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed in accordance with the Fund's Charter and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

          The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representatives receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase order may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of a Portfolio. Such additional amounts may be utilized, in whole of in part, to provide additional compensation to registered representatives who sell shares of a Portfolio. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performance, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          Class A, Class B and Class C shares each represent an interest in the same portfolio of investments of each Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge,
(ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares then such amendment will also be submitted to the Class B shareholders and the Class A shareholders and the Class B shareholders will vote separately by class and (v) Class B shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares

          The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

          For the period from February 1, 2002 (commencement of offering of the Class A, B, and C shares) through September 30, 2002, the aggregate amount of underwriting commission payable with respect to shares of the New York Municipal Portfolio was $293,206; the California Municipal Portfolio was $259,154; and the Diversified Municipal Portfolio was $705,716; of that amount, the Principal Underwriter received $14,089 for the New York Municipal Portfolio, $10,941 for the California Municipal Portfolio, and $36,305 for the Diversified Municipal Portfolio; representing that portion of the sales charges paid on shares of each Portfolio of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the period from February 1, 2002 through September 30, 2002, the Principal Underwriter received in contingent deferred sales charges with respect to Class A redemptions $1,041 for the New York Municipal Portfolio, $0 for the California Municipal Portfolio, and $0 for the Diversified Municipal Portfolio. During the period from February 1, 2002 through September 30, 2002, the Principal Underwriter received in contingent deferred sales charges with respect to Class B redemptions $4,968 for the New York Municipal Portfolio, $6,167 for the California Municipal Portfolio, and $21,605 for the Diversified Municipal Portfolio. During the period from February 1, 2002 through September 30, 2002, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $4,632 for the New York Municipal Portfolio, $4,125 for the California Municipal Portfolio, and $14,810 for the Diversified Municipal Portfolio.


Class A Shares

          The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

Sales Charge

                                                                   Discount or
                                                                   Commission
                                                  As % of          to Dealers
                               As % of            the              or Agents
                               Net                Public           As % of
Amount of                      Amount             Offering         Offering
Purchase                       Invested           Price            Price
--------                       --------           --------         -----------

Less than
   $100,000. . .               4.44%              4.25%            4.00%
$100,000 but
    less than
    $250,000. . .              3.36               3.25             3.00
$250,000 but
    less than
    $500,000. . .              2.30               2.25             2.00
$500,000 but
    less than
    $1,000,000.* .             1.78               1.75             1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

          With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal

Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Manager may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares--Conversion Feature". Each Portfolio receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may, however, elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

          Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but subject in most such cases to a contingent deferred sales charge), or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of a Portfolio into a single "purchase," if the resulting "purchase" totals at least

$100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.

Alliance Americas Government Income Trust, Inc.

Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio

Alliance Emerging Market Debt Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Premier Growth Fund
Alliance Mid-Cap Growth Fund, Inc.

Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio

  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.


Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio

Alliance Technology Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
Sanford C. Bernstein Fund, Inc.
  - U.S. Government Short Duration Portfolio
  - Short Duration Plus Portfolio
  - Intermediate Duration Portfolio
  - Short Duration New York Municipal Portfolio
  - Short Duration California Municipal Portfolio
  - Short Duration Diversified Municipal Portfolio
  - New York Municipal Portfolio
  - California Municipal Portfolio
  - Diversified Municipal Portfolio
  - Tax-Managed International Value Portfolio
  - International Value II Portfolio
  - Emerging Markets Value Portfolio
Sanford C. Bernstein Fund II, Inc.

  - Bernstein Intermediate Duration Institutional Portfolio
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund


          Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                  (i)        the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

                  (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of a Portfolio or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Portfolio or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

          Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Portfolios or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Portfolios will be that normally applicable, under the schedule of sales charges set forth in this SAI, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Portfolio to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Portfolio at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge, has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

Sales at Net Asset Value. Each Portfolio may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Manager (other than the Manager's Bernstein unit) or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Manager; present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Manager, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Manager, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Manager, the Principal Underwriter, AGIS and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such or its affiliate or agent, for services in the nature of investment advisory or administrative services; and (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), employer-sponsored non-qualified deferred compensation plans, custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

          Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables a Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Contingent Deferred Sales Charge. Class B shares which are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

          The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                                     Contingent Deferred
                                                     Sales Charge as a %
                                                     of Dollar Amount
                  Year Since Purchase                Subject to Charge
                  -------------------                -----------------

                  First                                    3.0%
                  Second                                   2.0%
                  Third                                    1.0%
                  Fourth                                   None

          In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

          The contingent deferred sales charges is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

          Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees and transfer agency costs than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

          In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

          Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

          The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2,
(iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services -- Systematic Withdrawal Plan" below), or (v) sold through programs offered by financial intermediaries and approved by AFD where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

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REDEMPTION AND REPURCHASE OF SHARES

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          The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares -- How to Sell Shares."

Redemption

          Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          To redeem shares of a Portfolio represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Telephone Redemption By Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.


Telephone Redemption By Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

Telephone Redemptions-General. During periods of drastic economic or market developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Manager, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase. The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

          The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

          The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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SHAREHOLDER SERVICES

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          The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to Class A, Class B and Class C shares unless otherwise indicated.

Automatic Investment Program. Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege. You may exchange your investment in a Portfolio for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Manager). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at 800-221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check or electronic funds transfer will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check or electronic funds transfer has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purpose.

          Each Portfolio shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone Alliance Global Investor Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

          None of the Alliance Mutual Funds, the Manager, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.


Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Fund's Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the amount has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Portfolio account, a Class A, Class B or Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid his or her Class A, Class B or Class C Portfolio shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of a Portfolio having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

          Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.

Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholders account may be redeemed free of any contingent deferred sales charge.

          Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemption of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

          Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, PricewaterhouseCoopers LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to
Class A and Class C Shareholders Only

Checkwriting. A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

          When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.


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NET ASSET VALUE

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          The Fund computes the net asset value of each Portfolio once daily as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m., New York time), each business day, except for New York Stock Exchange, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

          Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager (market value will be determined by sales prices if the principal market is an exchange) in the broadest and most representative market for that security as determined by the Manager.

          Fixed-income securities and convertible securities may also be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Directors of the Fund. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

          Futures contracts and options are valued on the basis of market quotations, if available.


          If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security may be valued as determined in good faith under procedures adopted by the Board of Directors of the Fund.


          Securities and other assets for which there is no readily available market value may be valued in good faith pursuant to procedures adopted by the Board of Directors of the Fund. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, under procedures adopted by the Board of Directors of the Fund, some other method would more accurately reflect the fair market value of such securities.

          The assets attributable to the Class A shares, Class B shares and Class C shares of a Portfolio will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

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          The Fund intends each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio does not so qualify, it will be subject to federal income tax on net income and capital gains, if any, realized during any fiscal year and the net income and capital gains distributed to shareholders will be lower.

          The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the registered investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.


          Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

          Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

          The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer other than U.S. Government securities or the securities of other regulated investment companies (the "diversification requirements").


          Currently, distributions of net investment income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares.


          The New York Municipal Portfolio provides income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The California Municipal Portfolio provides in large part income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Diversified Municipal Portfolio provides in large part income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from municipal securities. For this purpose, gains on transactions in options, futures contracts and options on futures contracts as well as gains on municipal securities are not tax-exempt. In addition, the Portfolios will comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio's total assets consists of municipal securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.

          Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

          The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.


          Certain Section 1256 contracts undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

          The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.


          Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

          The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.


          Under Code Section 988, generally foreign currency gains or losses from certain foreign currency contracts (such as forward futures and options contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio of the Fund may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made treatment of a gain or loss as long-term or short-term will depend upon the Portfolio's holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.


         Under Treasury Regulations, the Portfolio is required to withhold and remit to the U.S. Treasury 30% (subject to phased-in reductions) of dividend and capital-gains income from the accounts of certain shareholders unless such shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.

         A foreign shareholder may be subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from the Portfolio. Foreign shareholders should consult their tax advisors regarding application of these withholding rules.

         The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

--------------------------------------------------------------------------------

BROKERAGE AND PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          The Manager is responsible for decisions to buy and sell securities for each of the Portfolios and for broker-dealer selection. In general, securities in which the Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. In transactions on stock exchanges in the United States, these commissions are negotiated. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. In some cases, the Portfolios might engage in purchase or sale transactions with another Portfolio of the Fund, subject to conditions specified under the 1940 Act. There might also be occasions where the Portfolios engage in purchase or sale transactions with another mutual fund.






          The Manager's primary consideration in effecting a security transaction for the Portfolios is to obtain the best net price and the most favorable execution of the order. To the extent that the executions and prices offered by more than one dealer are comparable, the Manager may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services, which are deemed by the Manager to be beneficial to one or more of the Portfolios or any other investment companies or other accounts managed by the Manager. From time to time, dealers with whom the Fund conducts principal transactions may provide the Manager with research at no cost.

          The Portfolios did not pay any brokerage commissions for the past three fiscal years.


--------------------------------------------------------------------------------

GENERAL INFORMATION

--------------------------------------------------------------------------------

          The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value per share of $0.001.

          Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

          Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from each Portfolio's assets and, upon redeeming shares, will receive the then current net asset value of the Portfolio represented by the redeemed shares less any applicable contingent deferred sales charge. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B and C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.


          As of January 10, 2003, to the knowledge of the Fund the following persons or entities owned beneficially or of record 5% or more of the New York Municipal Portfolio, California Municipal Portfolio or Diversified Municipal Portfolio or any class of the Portfolios:

                                            NO. OF SHARES             % OF
NAME AND ADDRESS                            OF CLASS                  CLASS
----------------                            --------                  -----

NEW YORK PORTFOLIO

CLASS A SHARES:

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                     365,198                    12.17%

Donaldson Lufkin Jenrette
Securities Corp., Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052                 164,662                     5.49%

CLASS B SHARES:

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                     272,882                    11.00%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 220,374                     8.88%

CLASS C SHARES:

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 809,997                    44.55%

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                     224,979                    12.37%

CALIFORNIA PORTFOLIO

CLASS A SHARES:

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                     309,438                    12.35%

NFSC FEBO#W75-829030
Los Tigres del Norte Inc.
Attn: Dan Molina
1 Almaden Blvd. Ste. 208
San Jose, CA 95113-2213                     191,381                     7.64%

NFSC FEBO#W75-102199
Pete D. Pereira
Elsie M. Pereira
Pereira Family Trust
U/A/ 9/9/96
16 Ortega Ct.                               139,571                     5.57%

CLASS B SHARES:

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                 120,415                     6.85%

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                     92,509                      5.26%

CLASS C SHARES:

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor

Jacksonville, FL 32246-6486                 162,578                     7.52%


DIVERSIFIED PORTFOLIO

CLASS A SHARES:

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               1,215,791                    19.05%

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                     439,061                     6.68%

Dean Witter Reynolds
ATTN: Mutual Fund Opers.
2 Harborside Plaza 2nd Fl.
Jersey City, NJ  07311                      329,452                     5.01%

CLASS B SHARES:

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484               1,626,577                    31.44%

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                     264,305                     5.11%

CLASS C SHARES:

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6486               2,028,048                    43.16%

Salomon Smith Barney
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2483                     338,915                     7.21%


Custodian

          State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

          AFD, an indirect wholly owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolios. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933.


Counsel

          The law firm of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, acts as counsel to the Fund.

Independent Accountants

          PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Fund's independent accountants to audit the annual financial statements of each Portfolio.


Yield and Total Return Quotations


          From time to time, a Portfolio states its "yield," "actual distribution rate," average annual total return ("total return"), average annual total return after taxes on distributions, and average annual total return after taxes on distributions and redemptions ("after-tax returns").

Yield Calculations

                                   30-Day Tax
                    30 Day Tax     Equivalent Yield
                    (period ended  (period ended     Distribution
                    9/30/02)       9/30/02)          Rate

Fund

New York Municipal

    Class A          2.06%            3.35%             3.20%
    Class B          1.30%            2.12%             2.64%
    Class C          1.30%            2.12%             2.65%

California Municipal

    Class A          1.86%           3.00%              2.73%
    Class B          1.17%           1.89%              2.15%
    Class C          1.15%           1.86%              2.13%

Diversified Municipal

    Class A          2.12%           3.45%              3.23%
    Class B          1.41%           2.30%              2.66%
    Class C          1.41%           2.30%              2.66%

          Yields are calculated based on a rolling 30-day average. Yield quotations are based on each Portfolio's income and expenses for a given month. Expenses are subtracted from the total interest and dividends for the month; the result is divided by the Portfolio's average daily market capitalization -- the product of the average daily number of shares outstanding and the net asset value of the last day of the month, to give the monthly yield, which is compounded over six months and then multiplied by two so as to compute the "bond-equivalent yield." The calculation may be expressed in the following formula:

                  Yield =  2 [( a-b + 1)6 - 1]


                        cd


Where:

          a = total interest and dividends earned during the month;

          b = total expenses accrued during the month (net of reimbursements);

          c = the average daily number of shares outstanding during the month that were entitled to receive dividends; and

          d = the maximum offering price per share on the last day of the month.

          The total of interest and dividends earned during the month is calculated by adding together the interest and dividends earned per day on each security held during the month (30 days). Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. For most debt securities, the interest earned per day is determined by first computing the security's yield to maturity on each day during the month. The yield to maturity is divided by 360, and multiplied by the market value (including accrued interest) of the security position each day. Each interest earned per day calculation is added to all of the other such applicable calculations during the month to determine the interest earned during the month. If a bond is callable, yield to the appropriate call date is substituted for yield to maturity if, in the opinion of the Manager, the bond is expected to be called. If a bond is putable, yield to the appropriate put date is substituted for yield to maturity if, in the opinion of the Manager, the put is expected to be exercised.

          For tax-exempt obligations that are selling below $100 and were not issued at original-issue discounts, the coupon rate is substituted for the yield to maturity in the calculation described in the paragraph above, and the par value of the bond is used in place of market value. For tax-exempt obligations that are selling below $100 and that were issued at original-issue discounts, if the yield to maturity, based upon the current market price, is higher than the yield to maturity at the time of issuance, the yield to maturity at the time of issuance is used in the interest-earned calculation. Otherwise, the yield to maturity based upon the current market price is used.

          For receivable-backed obligations (such as mortgage pass-throughs), which are expected to be subject to periodic payments of principal as well as interest, the interest earned is the income based on the coupon rate and outstanding principal balance. This income is adjusted by adding or subtracting the gain or loss attributable to actual monthly paydowns based upon the historic cost. For purposes of the yield calculation, the Portfolios do not amortize premium or discount on interest-bearing mortgage-backed securities.

          Expenses accrued include all expenses and all fees that are charged to all shareholder accounts. The maximum offering price reflects the subtraction of any undeclared earned income, which is the net investment income earned by the Portfolio that is reasonably expected to be declared as a dividend within a reasonable time from the end of the month.


          The tax equivalent yield calculations assume that the taxpayer is an individual in the highest federal and state (and, if applicable, New York City) income tax bracket, who is not subject to federal or state alternative minimum taxes and who is able to fully deduct state (and, if applicable, New York City) taxes in computing federal taxable income. The tax rates used in these calculations were: federal--38.6%, New York State--6.85%, New York City--3.83% and California--9.30%. The tax equivalent yield is computed by dividing that portion of a Portfolio's yield that is tax-exempt by one minus the applicable marginal income tax rate 38.6% in the case of the Diversified Municipal Portfolio; the combined effective federal and state (and, if applicable, New York City) marginal income tax rates in the case of the New York Municipal Portfolio and the California Municipal Portfolio and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.


          Tax-equivalent yield for the New York Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and New York State and local taxation; (ii) federal taxation only; (iii) New York State and local taxation only and (iv) neither New York State and local nor federal income taxation; dividing each portion of the yield by 1 minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

          Tax-equivalent Yield  =          a  +   c  +  e  +  g
                                          ---    ---   ---
                                          1-b    1-d   1-f

Where:

          a = the portion of the yield which is exempt from federal and New York
              State and local income taxation;

          b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal, state and local income taxation;

          c = the portion of the yield which is exempt from federal, but not New
              York State and local income taxation;

          d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

          e = the portion of the yield which is exempt from New York State and local, but not federal, income taxation;

          f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to New York State and local, but not federal, income taxation; and

          g = the portion of the yield which is not exempt from federal, New
              York State or local income taxation.

          Tax-equivalent yield for the California Municipal Portfolio is computed by first determining the portion of the yield (calculated as set forth above) for the respective Portfolio that is exempt from (i) federal and California personal income taxation; (ii) federal taxation only; (iii) California personal income taxation only and (iv) neither California personal nor federal income taxation; dividing each portion of the yield by one minus the relevant combined tax rate, and adding the quotients together as expressed in the following formula:

          Tax-equivalent Yield          =       a  +  c  +  e  +  g
                                               ---   ---   ---
                                               1-b   1-d   1-f

Where:

          a = the portion of the yield which is exempt from federal and California personal income taxation;

          b = the highest combined marginal income tax rate imposed on an individual's unearned ordinary income subject to federal and California personal income taxation;

          c = the portion of the yield which is exempt from federal, but not California personal income taxation;

          d = the highest marginal income tax imposed on an individual's unearned ordinary income subject to federal income taxation;

          e = the portion of the yield which is exempt from California personal, but not federal, income taxation;

          f = the highest marginal income tax imposed on an individual's unearned ordinary income subject to California personal, but not federal, income taxation; and

          g = the portion of the yield which is not exempt from federal or California personal income taxation.

          Tax-equivalent yield for the Diversified Municipal Portfolio is computed by first determining the fraction of the yield calculated as set forth above for the respective Portfolio (i) that is exempt from federal taxation and
(ii) that is not exempt from federal taxation, then dividing that portion of the yield which is exempt from federal taxation by one minus the highest marginal federal individual income taxation and adding the quotient to that portion, if any, of the yield which is not exempt from federal income taxation, as expressed in the following formula:

          Tax-equivalent Yield     =      h    +    j
                                         ---

                                         1-i


Where:

          h = the portion of the yield which is exempt from federal taxes;

          i = the highest marginal tax rate imposed on individual income subject to federal income taxation; and

          j = the portion of the yield which is not exempt from federal income taxation.


Total Return and After-Tax Returns Calculations



          The average annual total returns, before and after taxes, for (1) the Portfolios from their inception until September 30, 2002; (2) the Portfolios for the one year period ended September 30, 2002; (3) the Portfolios for the five year period ended September 30, 2002; and (4) the ten year period ended September 30, 2002, were as follows. The returns shown below are for the New York Municipal Class of the New York Municipal Portfolio, the California Municipal Class of the California Municipal Portfolio and the Diversified Municipal Class of the Diversified Municipal Portfolio. These classes of the respective Portfolios are not offered in the Prospectus to which this Statement of Additional Information relates but would have substantially similar annual returns as the Class A, Class B and Class C shares because the shares are invested in the same portfolio of securities. The returns would differ only to the extent that Class A, Class B and Class C shares do not have the same expenses:



                                  Average
                                  Annual
                                  Total
                                  Return           One Year       Five Year     Ten Year
                                   Since            Total           Total        Total
          Portfolio              Inception          Return          Return       Return
          ---------              ---------          ------          ------       ------

New York Municipal

Returns Before Taxes                6.20%           6.83%           5.33%        5.44%

Returns After Taxes on               N/a            6.81%           5.27%        5.32%
Distributions*

Returns After                        N/a            5.72%           5.08%        5.20%



Taxes on
Distributions and Sales of
Portfolio Shares*

California Municipal

Returns Before Taxes                5.99%           6.27%           5.17%        5.37%

Returns After Taxes on               N/a            6.26%           5.09%        5.27%
Distributions*

Returns After Taxes on               N/a            5.25%           4.89%        5.11%
Distributions and Sales of
Portfolio Shares*

Diversified Municipal

Returns Before Taxes                6.15%           6.42%           5.34%        5.47%

Returns After Taxes on               N/a            6.40%           5.27%        5.36%
Distributions*

Returns After Taxes on               N/a            5.49%           5.08%        5.22%
Distributions and Sales of
Portfolio Shares*





_________

* After-tax returns are an estimate, based on the highest historical individual federal marginal income tax rates in effect. Actual tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold

         Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


          The average annual total return, before taxes, for each Portfolio is calculated by finding the average annual percentage rate of return that would, compounded and multiplied by the initial amount invested (less any applicable sales load), result in the ending redeemable value, as expressed in the following formula:

          Average Annual Total Return     =    ERV 1/n   -     1
                                               -------
                                                  P

Where:

          P     = a hypothetical initial investment of $1,000 on beginning date less any charges deducted from the amount invested;

        ERV     = ending redeemable value of the hypothetical account on the date of the balance sheet assuming a complete redemption and deduction of all nonrecurring charges deducted at the end of the period; and

          n     = number of years (1, 5, 10 or the life of the Fund).

          The above calculations reflect all fees and expenses charged to the Portfolios.

          The average annual total return, after taxes, for each Portfolio is calculated by finding the average annual return percentage rates of return that would, compounded and multiplied by the initial amount invested, result in ending value, according to the following formulas:

                ATV D  =    P (1 + T)n

               ATV DR  =    P (1 + T)n

Where:

                   P  =  a hypothetical initial payment of $1,000;

                   T  =  average annual total return (after taxes on
                         distributions or after taxes on distributions and sales of portfolio shares);

                   n  =  number of years;

                ATV D    = ending value of a hypothetical $1,000 payment made
                           at the beginning of the periods indicated at the end of such periods after taxes on fund distributions but not after taxes on redemption; and

               ATVD R    = ending value of a hypothetical $1,000 payment made
                           at the beginning of the periods indicated at the end of such periods, after taxes on fund distributions and redemption.


          The Portfolios may advertise aggregate total return, also called unannualized total return, in addition to average annual total return. The aggregate total return of each Portfolio from its inception until September 30, 2002 was as follows:


--------------------------------------------------------------------------------
                                                      Unannualized
                                                      Total Return
                  Portfolio                         Since Inception

--------------------------------------------------------------------------------
New York Municipal

  Class A:                                                .84%
  Class B:                                               1.82%
  Class C:                                               3.89%


--------------------------------------------------------------------------------

California Municipal

  Class A:                                                .32%
  Class B:                                               1.30%
  Class C:                                               3.29%


--------------------------------------------------------------------------------

Diversified Municipal

  Class A:                                                .57%
  Class B:                                               1.63%
  Class C:                                               3.55%

--------------------------------------------------------------------------------

          The aggregate total return for each Portfolio is calculated by dividing the ending value of an investment by the beginning value of this investment, as expressed in the following formula:

         Aggregate Total Return     =  ERV - P
                                       -------
                                          P

Where:

          P   = a hypothetical initial investment of $1,000 on beginning date, less any charges deducted from the amount invested; and

        ERV   = ending redeemable value of the hypothetical account
                on the date of the balance sheet assuming a complete redemption and the deduction of all non-recurring charges deducted at the end of the period.

          From time to time, in reports and promotional literature, the Portfolios' total return or other performance data may be compared to one or more relevant market indexes, including but not limited to (1) Lehman Brothers Aggregate Bond Index; (2) Lehman Brothers Government Corporate Bond Index; (3) Merrill Lynch 1-3 Year Treasury Index; (4) Lehman Brothers One Year Municipal Index; (5) Lehman Brothers 5 year General Obligation Municipal Bond Index; (6) Lehman Brothers 1-10 year Municipal Bond Index Blend; and (7) with other groups of mutual funds tracked by (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) by other financial business publications, including, but not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information.

Additional Information

          Any shareholder inquiries may be directed to the shareholder's broker or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------


         REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

          The financial statements and the report of PricewaterhouseCoopers, LLP for the Portfolios are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2002 and was filed on December 10, 2002. It is available without charge upon request by calling AGIS at (800) 227-4618.

--------------------------------------------------------------------------------

APPENDIX

--------------------------------------------------------------------------------


A: Description of Corporate and Municipal Bond Ratings

--------------------------------------------------------------------------------

         The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.


Standard & Poor's(1)

AAA   Debt rated AAA has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A     Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB   Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C   Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.


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1 Reprinted from Standard & Poor's Bond Guide

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

Fitch(2)

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA   Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A    High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB   Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B    Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC  Identifiable characteristics which, if not remedied, may lead to default.

CC   Minimal protection, default in payment of interest and or principal seems probable over time.

C    Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

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2As provided by Fitch Ratings, Inc.

DD       represents highest potential for recovery and
D        the lowest potential for recovery.

Plus(+) Minus (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.

Moody's(3)

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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3 Reprinted from Moody's Bond Record and Short Term Market Record

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C    Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Corporate and Municipal Commercial Paper Ratings

         The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's4

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1   This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B     Issues rated "B" are regarded as having only speculative capacity for timely payment.

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4Reprinted from Standard & Poor's Bond Guide

C     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D     Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch(5)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1   Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2   Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3   Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S   Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D     Default, actual or imminent payment default.

Moody's(6)

         Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  o   Leading market positions in well-established industries.
  o   High rates of return on funds employed.
  o Conservative capitalization structures with moderate reliance on debt and ample asset protection.
  o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  o   Well-established access to a range of financial markets

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5As provided by Fitch Ratings, Inc.


6Reprinted from Moody's Bond Record and Short Term Market Record and assured sources of alternate liquidity.

P-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Municipal Note Ratings

         The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's7

SP-1   Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2   Satisfactory capacity to pay principal and interest.

SP-3   Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


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7Reprinted from Standard & Poor's Bond Guide

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch(8)

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1   Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2   Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3   Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S   Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D     Default, actual or imminent payment default.

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8As provided by Fitch Ratings, Inc.